Lord Abbett

Capital Structure Fund
(formerly America's Value Fund)

Classic Stock Fund
(formerly Large Cap Core Fund)

Growth Opportunities Fund

Small Cap Value Fund

PROSPECTUS

APRIL 1, 2009
as revised July 1, 2009

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Class P shares of Capital Structure Fund are not offered to the general public and are not available in all states. Please call 888-522-2388 for further information.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

TABLE OF CONTENTS

THE FUNDS

WHAT YOU SHOULD KNOW ABOUT THE FUNDS	Capital Structure Fund	2

	Classic Stock Fund	11

	Growth Opportunities Fund	19

	Small Cap Value Fund	26

	Additional Investment Information	33

	Management	37

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Information on the Availability of Small Cap Value Fund	41

	Choosing a Share Class	42

	Sales Charges	46

	Retirement and Benefit Plan Investors	53

	Fee-Based Program Investors	55

	Other Information About Retirement and Benefit Plans and Fee-Based Programs	56

	Financial Intermediary Compensation	58

	Purchases	65

	Exchanges	66

	Redemptions	67

	Distributions and Taxes	69

	Automatic Services for Fund Investors	70

	Other Services for Fund Investors	71

	Other Information for Fund Investors	73

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS	Capital Structure Fund	81

	Classic Stock Fund	88

	Growth Opportunities Fund	95

	Small Cap Value Fund	102

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUNDS AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

OBJECTIVE

The Fund's investment objective is to seek current income and capital appreciation.

PRINCIPAL STRATEGY

To pursue this objective, the Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. We generally use a value approach to identify particular investments for the Fund. The mix of the Fund's investments at any time will depend on our judgments regarding the degree to which we believe specific securities are undervalued (that is, with the highest projected total return/yield potential) and is subject to change. Under normal circumstances, the Fund invests at least 50% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. It is expected that a significant portion of the Fund's assets (as much as 30%) may be invested in high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"). We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions.

The Fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

In the case of equity securities, we focus on companies that we believe have the potential for significant market appreciation due to growing recognition of

We, the Fund, or Capital Structure Fund refers to Lord Abbett Capital Structure Fund (formerly America's Value Fund), a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated objective; although, as with all mutual funds, it cannot guarantee results.
High-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds") are debt securities that are rated BB/Ba or lower by a Rating Agency (as defined below) or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

improvement in their financial results or increasing anticipation of such improvement. We look for such factors as:

•  changes in economic and financial environments

•  new or improved products or services

•  new or rapidly expanding markets

•  changes in management or structure of the company

•  price increases for the company's products or services

•  improved efficiencies resulting from new technologies or changes in distribution

•  changes in government regulations, political or competitive conditions

The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Fund may invest in various types of fixed income securities, including investment grade debt securities, mortgage-related or other asset-backed securities, high-yield debt securities, U.S. Government securities, and cash equivalents. In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued securities that we believe will produce a high total return. Although the Fund may purchase individual securities with maturities of up to 30 years, during normal market conditions its average effective portfolio maturity is expected to be between 5 and 12 years.

The Fund may sell a security if it no longer meets the Fund's investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer's competitive position or financial condition, changes in the outlook for the issuer's industry, and the Fund's valuation target for the security.

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse economic, market, political or other conditions that are unfavorable for investors, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term

Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency"), or are unrated but determined by Lord Abbett to be of comparable quality.

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The value of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The value of the Fund's fixed income holdings and, consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.

There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with

Value stocks are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline. When interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate will thus affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be lower. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '03 +12.47%  Worst Quarter 3rd Q '02 -13.24%

SYMBOLS:
CLASS A	LAMAX
CLASS B	LAMBX
CLASS C	LAMCX
CLASS F	LAMFX
CLASS P	LAMPX
CLASS R2	LAMQX
CLASS R3	LAMRX

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

The table below shows how the average annual total returns of the Fund's Class A, B, C, F, P*, R2, and R3 shares compared to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the current contingent deferred sales charge ("CDSC") of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value ("NAV") because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F, P, R2, and R3 shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	5 Years	Life of Class(1)
Class
Class A Shares Return Before Taxes(2)	-31.45%	-0.40%	1.40%
Return After Taxes on Distributions	-32.09%	-1.35%	0.53%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-20.00%	-0.44%	1.03%
Class B Shares	-30.61%	-0.04%	1.60%
Class C Shares	-27.79%	0.14%	1.62%
Class F Shares	-27.17%	–	-24.27%
Class P Shares	-27.38%	0.68%	2.18%
Class R2 Shares	-27.16%	–	-24.33%
Class R3 Shares	-27.43%	–	-24.54%
Index
S&P 500® Index(3)	-37.00%	-2.19%	-1.64%(4) -32.59%(5)
65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Constrained Index(3)	-32.78%	-0.72%	1.74%(4) -29.52%(5)

  (1)  The date of inception of performance for Class A, B, C, and P shares was 12/27/2001. The date of inception of performance for Class F, R2, and R3 shares was 9/28/2007.

  (2)  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (3)  The indices include reinvestment of dividends but do not include deductions for fees, expenses, or taxes. The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (4)  Represents total return for the period 12/27/2001 through 12/31/2008, to correspond with Class A, B, C, and P periods shown.

  (5)  Represents total return for the period 9/28/2007 through 12/31/2008, to correspond with Class F, R2, and R3 periods shown.

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A	B	C	F		P	R2		R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75%(1)	None	None	None		None	None		None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)	5.00%	1.00%(4)	None		None	None		None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(5)	0.73%	0.73%	0.73%	0.73%		0.73%	0.73%		0.73%
Distribution and Service (12b-1) Fees(6)	0.35%	1.00%	1.00%	0.10%		0.45%	0.60%		0.50%
Other Expenses(7)	0.24%	0.24%	0.24%	0.24%		0.24%	0.24%		0.24%
Total Operating Expenses	1.32%	1.97%	1.97%	1.07	%(8)	1.42%	1.57	%(8)	1.47	%(8)

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charge" for more information.

  (2)  The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares purchased or acquired without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (5)  "Management Fees" are payable to Lord Abbett for managing the Fund's assets. In addition, Lord Abbett provides certain administrative services to the Fund for which it receives additional compensation. See "The Funds – Management" for more information.

  (6)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$702	$969	$1,257	$2,074
Class B Shares	$600	$918	$1,162	$2,128
Class C Shares	$200	$618	$1,062	$2,296
Class F Shares	$109	$340	$590	$1,306
Class P Shares	$145	$449	$776	$1,702
Class R2 Shares	$160	$496	$855	$1,867
Class R3 Shares	$150	$465	$803	$1,757

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$702	$969	$1,257	$2,074
Class B Shares	$200	$618	$1,062	$2,128
Class C Shares	$200	$618	$1,062	$2,296
Class F Shares	$109	$340	$590	$1,306
Class P Shares	$145	$449	$776	$1,702
Class R2 Shares	$160	$496	$855	$1,867
Class R3 Shares	$150	$465	$803	$1,757

The example assumes a deduction of the applicable CDSC for the one-year, three-year and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares.

THE FUNDS

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

OBJECTIVE

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

PRINCIPAL STRATEGY

To pursue this objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index, a widely-used benchmark for large-cap stock performance. The market capitalization range of the Russell 1000® Index as of June 30, 2008, following its annual reconstitution, was $800 million to $465.7 billion. This range varies daily. Equity securities in which the Fund may invest include common stocks (including income-producing stocks), convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Fund invests in the full spectrum of large companies including those with value or growth characteristics. In selecting investments, the Fund

We, the Fund, or Classic Stock Fund refers to the Lord Abbett Classic Stock Fund (formerly Large Cap Core Fund), a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated objective; although, as with all mutual funds, it cannot guarantee results.
Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.
Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.
Multinational companies are those companies that conduct their business operations and activities in more than one country.
Value stocks are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.
Growth stocks generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

THE FUNDS

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

uses a bottom-up investment research approach that combines both value and growth investment styles. The Fund attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Fund focuses on securities that are selling at reasonable prices in relation to our assessment of their potential value, and on securities that we believe have expected earnings growth potential and consistency that may not be recognized by the market at large.

The Fund may sell a security if it no longer meets the Fund's investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer's competitive position or financial condition, changes in the outlook for the issuer's industry, and the Fund's valuation target for the security.

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse economic, market, political or other conditions that are unfavorable for investors, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor

A bottom-up investment research approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

THE FUNDS

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be lower. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The bar chart and table below show performance of the Fund during periods when the Fund followed predominantly a large cap value investment approach. Starting in 2004, the Fund adopted its present investment approach, which combines both value and growth investment styles.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q '03 +18.49%  Worst Quarter 4th Q '08 -19.90%

SYMBOLS:
CLASS A	LRLCX
CLASS B	LARBX
CLASS C	LLRCX
CLASS F	LRLFX
CLASS P	LRLPX
CLASS R2	LRLQX
CLASS R3	LRLRX

THE FUNDS

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

The table below shows how the average annual total returns of the Fund's Class A, B, C, F, P*, R2, and R3 shares compared to those of two broad-based securities market indices. The Fund's average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the current contingent deferred sales charge ("CDSC") of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value ("NAV") because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F, P, R2, and R3 shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

THE FUNDS

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	5 Years	10 Years	Life of Class(1)
Class
Class A Shares Return Before Taxes(2)	-35.18%	-1.80%	1.66%	–
Return After Taxes on Distributions	-35.29%	-2.38%	1.11%	–
Return After Taxes on Distributions and Sale of Fund Shares(2)	-22.73%	-1.38%	1.39%	–
Class B Shares	-34.37%	-1.44%	1.75%	–
Class C Shares	-31.67%	-1.27%	1.67%	–
Class F Shares	-31.02%	–	–	-26.68%
Class P Shares	-31.25%	-0.72%	–	1.80%
Class R2 Shares	-31.00%	–	–	-26.74%
Class R3 Shares	-31.27%	–	–	-26.95%
Index
Russell 1000® Index(3)	-37.60%	-2.04%	-1.09%	-1.78%(4) -33.04%(5)
S&P 500® Index(3)	-37.00%	-2.19%	-1.38%	-2.18%(4) -32.59%(5)

  (1)  The date of inception of performance for Class P shares was 4/5/1999. The date of inception of performance for Class F, R2, and R3 shares was 9/28/2007.

  (2)  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (3)  The indices include reinvestment of dividends but do not include deductions for fees, expenses, or taxes. The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (4)  Represents total return for the period 4/5/1999 through 12/31/2008, to correspond with Class P period shown.

  (5)  Represents total return for the period 9/28/2007 through 12/31/2008, to correspond with Class F, R2, and R3 periods shown.

THE FUNDS

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		B	C		F		P	R2		R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75	%(1)	None	None		None		None	None		None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		5.00%	1.00	%(4)	None		None	None		None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(5)	0.70%		0.70%	0.70%		0.70%		0.70%	0.70%		0.70%
Distribution and Service (12b-1) Fees(6)	0.35%		1.00%	1.00%		0.10%		0.45%	0.60%		0.50%
Other Expenses(7)	0.28%		0.28%	0.28%		0.28%		0.28%	0.28%		0.28%
Total Operating Expenses(9)	1.33%		1.98%	1.98%		1.08	%(8)	1.43%	1.58	%(8)	1.48%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charge" for more information.

  (2)  The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares purchased or acquired without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (5)  "Management Fees" are payable to Lord Abbett for managing the Fund's assets. In addition, Lord Abbett provides certain administrative services to the Fund for which it receives additional compensation. See "The Funds – Management" for more information.

  (6)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (9)  Lord Abbett is voluntarily reimbursing a portion of the Fund's total operating expenses so that the Fund's net operating expenses do not exceed an aggregate annual rate of 0.98% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class B and C shares, 0.73% of average daily net assets for Class F shares, 1.08% of average daily net assets for Class P shares, 1.23% of average daily net assets for Class R2 shares, and 1.13% of average daily net assets for Class R3 shares. Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

THE FUNDS

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	$601	$921	$1,168	$2,139
Class C Shares	$201	$621	$1,068	$2,306
Class F Shares	$110	$343	$595	$1,317
Class P Shares	$146	$452	$782	$1,713
Class R2 Shares	$161	$499	$860	$1,878
Class R3 Shares	$151	$468	$808	$1,768

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	$201	$621	$1,068	$2,139
Class C Shares	$201	$621	$1,068	$2,306
Class F Shares	$110	$343	$595	$1,317
Class P Shares	$146	$452	$782	$1,713
Class R2 Shares	$161	$499	$860	$1,878
Class R3 Shares	$151	$468	$808	$1,768

The example assumes a deduction of the applicable CDSC for the one-year, three-year and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares.

THE FUNDS

GROWTH OPPORTUNITIES FUND

OBJECTIVE

The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGY

To pursue this objective, the Fund normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index, a widely-used benchmark for mid-cap stock performance. The market capitalization range of the Russell Midcap® Index as of June 30, 2008, following its annual reconstitution, was $800 million to $20.5 billion. This range varies daily. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Fund follows a growth style of investing, which means that we favor companies that show the potential for strong revenue and earnings growth. The Fund looks for mid-sized companies using:

•  Fundamental research to identify companies likely to produce superior returns over a two- to five-year period, by analyzing the dynamics in each company within its industry and within the economy

•  Quantitative research to identify companies with superior growth possibilities

The Fund may sell a security if it no longer meets the Fund's investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer's competitive position or financial condition, changes in the outlook for the issuer's industry, and the Fund's valuation target for the security.

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse economic, market, political or other conditions that are unfavorable for investors, the Fund may

We, the Fund, or Growth Opportunities Fund refers to the Lord Abbett Growth Opportunities Fund, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated objective; although, as with all mutual funds, it cannot guarantee results.

THE FUNDS

GROWTH OPPORTUNITIES FUND

invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. Reduced liquidity subjects mid-sized company stocks to greater price fluctuations than larger company stocks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

Growth stocks generally exhibit faster than average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

THE FUNDS

GROWTH OPPORTUNITIES FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be lower. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '99 +46.21%  Worst Quarter 4th Q '08 -22.78%

SYMBOLS:
CLASS A	LMGAX
CLASS B	LMGBX
CLASS C	LMGCX
CLASS F	LGOFX
CLASS P	LGOPX
CLASS R2	LGOQX
CLASS R3	LGORX

THE FUNDS

GROWTH OPPORTUNITIES FUND

The table below shows how the average annual total returns of the Fund's Class A, B, C, F, P*, R2, and R3 shares compared to those of two broad-based securities market indices. The Fund's average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the current contingent deferred sales charge ("CDSC") of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value ("NAV") because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F, P, R2, and R3 shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

THE FUNDS

GROWTH OPPORTUNITIES FUND

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	5 Years	10 Years	Life of Class(1)
Class
Class A Shares Return Before Taxes(2)	-41.81%	-2.57%	1.56%	–
Return After Taxes on Distributions	-42.19%	-3.57%	1.00%	–
Return After Taxes on Distributions and Sale of Fund Shares(2)	-26.69%	-2.08%	1.37%	–
Class B Shares	-41.03%	-2.19%	1.68%	–
Class C Shares	-38.71%	-2.06%	1.53%	–
Class F Shares	-38.16%	–	–	-30.61%
Class P Shares	-38.36%	-1.50%	–	-2.79%
Class R2 Shares	-38.43%	–	–	-30.90%
Class R3 Shares	-38.34%	–	–	-30.82%
Index
Russell Midcap® Growth Index(3)	-44.32%	-2.33%	-0.19%	-6.03%(4) -38.08%(5)
S&P MidCap 400/Citigroup Growth Index(3)	-37.61%	-0.61%	2.88%	-1.76%(4) -31.74%(5)

  (1)  The date of inception of performance for Class P shares was 8/15/2000. The date of inception of performance for Class F, R2, and R3 shares was 9/28/2007.

  (2)  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (3)  The indices include reinvestment of dividends but do not include deductions for fees, expenses, or taxes. The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (4)  Represents total return for the period 8/15/2000 through 12/31/2008, to correspond with Class P period shown.

  (5)  Represents total return for the period 9/28/2007 through 12/31/2008, to correspond with Class F, R2, and R3 periods shown.

THE FUNDS

GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		B	C		F		P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75	%(1)	None	None		None		None	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		5.00%	1.00	%(4)	None		None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(5)	0.80%		0.80%	0.80%		0.80%		0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees(6)	0.35%		1.00%	1.00%		0.10%		0.45%	0.60%	0.50%
Other Expenses(7)	0.42%		0.42%	0.42%		0.42%		0.42%	0.42%	0.42%
Total Operating Expenses(9)	1.57%		2.22%	2.22%		1.32	%(8)	1.67%	1.82%	1.72%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charge" for more information.

  (2)  The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares purchased or acquired without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (5)  "Management Fees" are payable to Lord Abbett for managing the Fund's assets. In addition, Lord Abbett provides certain administrative services to the Fund for which it receives additional compensation. See "The Funds – Management" for more information.

  (6)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (9)  Lord Abbett is voluntarily reimbursing a portion of the Fund's total operating expenses so that the Fund's net operating expenses do not exceed an aggregate annual rate of 1.55% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class B and C shares, 1.30% of average daily net assets for Class F shares, 1.65% of average daily net assets for Class P shares, 1.80% of average daily net assets for Class R2 shares, and 1.70% of average daily net assets for Class R3 shares. Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

THE FUNDS

GROWTH OPPORTUNITIES FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	$625	$994	$1,290	$2,391
Class C Shares	$225	$694	$1,190	$2,554
Class F Shares	$134	$418	$723	$1,590
Class P Shares	$170	$526	$907	$1,976
Class R2 Shares	$185	$573	$985	$2,137
Class R3 Shares	$175	$542	$933	$2,030

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	$225	$694	$1,190	$2,391
Class C Shares	$225	$694	$1,190	$2,554
Class F Shares	$134	$418	$723	$1,590
Class P Shares	$170	$526	$907	$1,976
Class R2 Shares	$185	$573	$985	$2,137
Class R3 Shares	$175	$542	$933	$2,030

The example assumes a deduction of the applicable CDSC for the one-year, three-year and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares.

THE FUNDS

SMALL CAP VALUE FUND

OBJECTIVE

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

To pursue this objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index, a widely-used benchmark for small-cap stock performance. The market capitalization range of the Russell 2000® Index as of June 30, 2008, following its annual reconstitution, was $56 million to $3.9 billion. This range varies daily. The equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Fund attempts to invest in the securities of smaller, less well-known companies selling at reasonable prices in relation to our assessment of their potential value. The Fund chooses stocks using:

•  Quantitative research to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to the company's book value, its sales, the value of its assets, its earnings and cash flow.

•  Fundamental research to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

The Fund may sell a security if it no longer meets the Fund's investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer's competitive position or financial condition, changes in the outlook for the issuer's industry, and the Fund's valuation target for the security.

We, the Fund, or Small Cap Value Fund refers to the Small-Cap Value Series, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated objective; although, as with all mutual funds, it cannot guarantee results.

THE FUNDS

SMALL CAP VALUE FUND

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse economic, market, political or other conditions that are unfavorable for investors, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in the prices of small company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

Value stocks are stocks of companies we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

Small company stocks are stocks of small companies, which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.

THE FUNDS

SMALL CAP VALUE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R2 and R3 because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be lower. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q '99 +22.89%  Worst Quarter 4th Q '08 -24.12%

SYMBOLS:
CLASS A	LRSCX
CLASS B	LRSBX
CLASS C	LSRCX
CLASS F	LRSFX
CLASS P	LRSPX
CLASS R2	LRSQX
CLASS R3	LRSRX

THE FUNDS

SMALL CAP VALUE FUND

The table below shows how the average annual total returns of the Fund's Class A, B, C, F, and P shares compared to those of two broad-based securities market indices. The Fund's average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the current contingent deferred sales charge ("CDSC") of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value ("NAV") because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F and P shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

THE FUNDS

SMALL CAP VALUE FUND

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	5 Years	10 Years	Life of Class(1)
Class
Class A Shares Return Before Taxes(2)	-35.02%	3.67%	9.17%	–
Return After Taxes on Distributions	-35.04%	1.91%	7.80%	–
Return After Taxes on Distributions and Sale of Fund Shares(2)	-22.73%	3.12%	7.94%	–
Class B Shares	-34.30%	4.07%	9.26%	–
Class C Shares	-31.54%	4.21%	9.11%	–
Class F Shares	-30.93%	–	–	-26.95%
Class P Shares	-31.15%	4.79%	–	9.40%
Index
Russell 2000® Index(3)	-33.79%	-0.93%	3.02%	2.48%(4) -30.59%(5)
Russell 2000® Value Index(3)	-28.92%	0.27%	6.11%	6.03%(4) -28.22%(5)

  (1)  The date of inception of performance for Class P shares was 6/23/1999. The date of inception of performance for Class F shares was 9/28/2007.

  (2)  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (3)  The indices include reinvestment of dividends but do not include deductions for fees, expenses, or taxes. The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (4)  Represents total return for the period 6/23/1999 through 12/31/2008, to correspond with Class P period shown.

  (5)  Represents total return for the period 9/28/2007 through 12/31/2008, to correspond with Class F period shown.

THE FUNDS

SMALL CAP VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		B	C		F	P	R2		R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75	%(1)	None	None		None	None	None		None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		5.00%	1.00	%(4)	None	None	None		None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(5)	0.73%		0.73%	0.73%		0.73%	0.73%	0.73%		0.73%
Distribution and Service (12b-1) Fees(6)	0.30%		1.00%	1.00%		0.10%	0.45%	0.60%		0.50%
Other Expenses(7)	0.20%		0.20%	0.20%		0.20%	0.20%	0.20%		0.20%
Total Operating Expenses	1.23%		1.93%	1.93%		1.03%	1.38%	1.53	%(8)	1.43	%(8)

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charge" for more information.

  (2)  The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares purchased or acquired without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (5)  "Management Fees" are payable to Lord Abbett for managing the Fund's assets. In addition, Lord Abbett provides certain administrative services to the Fund for which it receives additional compensation. See "The Funds – Management" for more information.

  (6)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

THE FUNDS

SMALL CAP VALUE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	$596	$906	$1,142	$2,072
Class C Shares	$196	$606	$1,042	$2,254
Class F Shares	$105	$328	$569	$1,259
Class P Shares	$140	$437	$755	$1,657
Class R2 Shares	$156	$483	$834	$1,824
Class R3 Shares	$146	$452	$782	$1,713

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	$196	$606	$1,042	$2,072
Class C Shares	$196	$606	$1,042	$2,254
Class F Shares	$105	$328	$569	$1,259
Class P Shares	$140	$437	$755	$1,657
Class R2 Shares	$156	$483	$834	$1,824
Class R3 Shares	$146	$452	$782	$1,713

The example assumes a deduction of the applicable CDSC for the one-year, three-year and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares.

THE FUNDS

ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that the Funds may use and some of the risks associated with those techniques. The composition of each Fund's portfolio and the techniques that each Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Funds may use each of the techniques described below at all times, at some times, or not at all.

Adjusting Investment Exposure. Each Fund will be subject to the risks associated with its investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

Convertible Securities. Each Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Depositary Receipts. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

Foreign Securities. Capital Structure Fund may invest up to 20%, and each of Classic Stock Fund, Growth Opportunities Fund, and Small Cap Value Fund may invest up to 10%, of its net assets in foreign securities that are primarily traded outside the United States. These limitations do not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the

THE FUNDS

securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Listed Options on Securities. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Funds is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

Mid-Sized and Small-Company Stocks. Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. Reduced liquidity subjects mid-sized and small-company stocks to greater price fluctuations than larger company stocks.

THE FUNDS

Risks of Options. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an over-the-counter ("OTC") contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Mortgage-Related and Other Asset-Backed Securities. Capital Structure Fund may invest in mortgage-related securities and also may invest in other asset-backed securities. The value of these securities is particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate will thus affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

As a result of the current extreme volatility in the fixed-income and credit markets, certain debt securities are experiencing greater illiquidity, increased price volatility, credit downgrades, and increased likelihood of default. The increased illiquidity, volatility and risk of default associated with these securities, and the continuing market turmoil, may have an adverse effect on the prices of certain mortgage-related and other asset-backed securities held by the Fund.

Portfolio Turnover Rate. The Growth Opportunities Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and may be expected to have a portfolio turnover rate in excess of 100%. For the last fiscal year, the rate was 123.95% for Growth Opportunities Fund. This rate varies from year to year. High portfolio turnover increases transaction costs and may increase taxable capital gains.

Senior Loans. Capital Structure Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans. Senior loans are business loans made to

THE FUNDS

borrowers that may be U.S. or foreign corporations, partnerships or other business entities ("Borrowers"). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate ("LIBOR") or the prime rate as set by the Federal Reserve ("Prime Rate"). Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower's capital structure or share the senior position with the Borrower's other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower's assets in the event of default. Senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

The senior loans in which Capital Structure Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

Swap and Similar Transactions. Capital Structure Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. It is not currently expected that these transactions will be a principal strategy of the Fund.

Information on Portfolio Holdings. The Funds' annual and semiannual reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedules of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its

THE FUNDS

portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.lordabbett.com under the relevant Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geopolitical, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the statement of additional information.

MANAGEMENT

Board of Directors. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval

THE FUNDS

is available in the Funds' semiannual report to shareholders for each six-month period ended May 31.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $65 billion in 53 mutual funds and other advisory accounts as of January 30, 2009.

Portfolio Managers. Each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. The statement of additional information contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Capital Structure Fund. The team is headed by Christopher J. Towle, Partner and Director. Mr. Towle joined Lord Abbett in 1987 and has been a co-Portfolio Manager of the Fund since its inception in 2001. Assisting Mr. Towle are Daniel H. Frascarelli, Partner and Director, and Todor Petrov, Portfolio Manager, who both joined the team in 2008. Mr. Frascarelli joined Lord Abbett in 1990 and has served as a portfolio manager for several other investment strategies since 1993. Mr. Petrov joined Lord Abbett in 2003 and was formerly an Associate Portfolio Manager at Credit Suisse Asset Management. Messrs. Towle, Frascarelli, and Petrov are jointly and primarily responsible for the day-to-day management of the Fund.

Classic Stock Fund. The team is headed by Daniel H. Frascarelli, Partner and Director. Mr. Frascarelli joined Lord Abbett in 1990 and has been a team member since 2005. Mr. Frascarelli has served as a portfolio manager for several other investment strategies since 1993. Assisting Mr. Frascarelli is Randy Reynolds, Portfolio Manager. Mr. Reynolds joined the team in 2004 after having started with Lord Abbett in 1999. Mr. Reynolds has served as a quantitative and research analyst for several investment strategies. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of the Fund.

Growth Opportunities Fund. The team is headed by Paul J. Volovich, Partner and Director. Mr. Volovich joined the team in 2008 after having started with Lord Abbett in 1997. Mr. Volovich has served as a quantitative analyst, research analyst, and portfolio manager for several other investment strategies. Assisting Mr. Volovich is David J. Linsen, Portfolio Manager, who joined the team in 2008. Mr. Linsen joined Lord Abbett in 2001 and has served as a research analyst for the Fund since that time. Messrs. Volovich and Linsen are jointly and primarily responsible for the day-to-day management of the Fund.

THE FUNDS

Small Cap Value Fund. Gerard S.E. Heffernan, Jr., Partner and Director, is primarily responsible for the day-to-day management of the Fund. Mr. Heffernan joined Lord Abbett in 1998 as a research analyst supporting the Fund. He assumed the additional role as the portfolio manager for the firm's micro-cap value strategy since its inception in 1999. Mr. Heffernan has been the portfolio manager for the Fund since 2009.

Management Fee. Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each management fee is accrued daily and payable monthly.

Lord Abbett is entitled to the following management fee for Capital Structure Fund as calculated at the following annual rate:

0.75% on the first $1 billion of average daily net assets;
0.70% on the next $1 billion of average daily net assets; and
0.65% on average daily net assets over $2 billion.

For the fiscal year ended November 30, 2008, the fee paid to Lord Abbett was at an effective annual rate of 0.73% of the Capital Structure Fund's average daily net assets.

Lord Abbett is entitled to the following management fee for Classic Stock Fund as calculated at the following annual rate:

0.70% on the first $1 billion of average daily net assets;
0.65% on the next $1 billion of average daily net assets; and
0.60% on average daily net assets over $2 billion.

For the fiscal year ended November 30, 2008, the fee paid to Lord Abbett was at an effective annual rate of 0.70% of the Classic Stock Fund's average daily net assets.

Lord Abbett is entitled to the following management fee for Growth Opportunities Fund as calculated at the following annual rate:

0.80% on the first $1 billion of average daily net assets;
0.75% on the next $1 billion of average daily net assets;
0.70% on the next $1 billion of average daily net assets; and
0.65% on average daily net assets over $3 billion.

For the fiscal year ended November 30, 2008, the fee paid to Lord Abbett was at an effective annual rate of 0.80% of the Growth Opportunities Fund's average daily net assets.

Lord Abbett is entitled to the following management fee for Small Cap Value Fund as calculated at the following annual rate:

0.75% on the first $2 billion of average daily net assets; and
0.70% on average daily net assets over $2 billion.

THE FUNDS

For the fiscal year ended November 30, 2008, the fee paid to Lord Abbett was at an effective annual rate of 0.73% of the Small Cap Value Fund's average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the statement of additional information.

THE FUNDS

YOUR INVESTMENT

INFORMATION ON THE AVAILABILITY OF SMALL CAP VALUE FUND

Small Cap Value Fund (all share classes) continues to be available for purchase by existing investors; however, the Fund is not available for purchase by new investors – other than as described below. Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Retirement and Benefit Plans currently offering shares of Small Cap Value Fund as an investment option may continue to permit new participants to purchase shares of the Fund. New investors through certain existing Fee-Based Programs are permitted to invest in the Fund. In addition, certain group annuity programs currently offering shares of Small Cap Value Fund as an investment option may continue to permit new program participants to purchase shares of the Fund, including in one case purchases of shares by IRA rollover accounts derived from such a program. Such investments may be made for limited periods of time or indefinitely, depending on the program.

As described more fully in the statement of additional information, the Fund is available through certain financial intermediaries that are identified in the statement of additional information ("Specified Intermediaries") in connection with purchases by Retirement and Benefit Plans that do not include the Fund among their available investment options as of the date of this prospectus, provided that the Specified Intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor LLC relating to the availability of such accounts. In certain cases, the Fund also may accept new, non-Retirement and Benefit Plan investors through one or more programs available through a Specified Intermediary or one of its affiliates.

Please contact Lord Abbett Distributor LLC with any questions regarding eligibility to invest in the Fund.

As used in the section "Your Investment," except in the subsection "Distributions and Taxes," the term "Fund" refers to each of the Funds described in this prospectus unless explicitly stated otherwise.
Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth, and Education IRAs
• SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans
Fee-Based Programs include Fee-Based Advisory Programs and Fee-in-Lieu-of-Commission Programs sponsored or offered by Financial Intermediaries. In Fee-Based Advisory Programs, a Financial Intermediary provides a fee-based investment advisory program or service (including mutual fund wrap programs). In Fee-in-Lieu-of-Commission Programs, a Financial Intermediary bundles together a suite of services, such as brokerage, investment advice, research, and account management, and the client pays a fee based on the total asset value of the client's account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.
Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

YOUR INVESTMENT

CHOOSING A SHARE CLASS

The Fund offers in this prospectus seven classes of shares: Class A, B, C, F, P, R2, and R3 shares. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends, eligibility requirements, and sales charges. Share class offerings are broadly grouped into three purchase categories:

•  Retirement and Benefit Plans. Investors investing through Retirement and Benefit Plans are offered Class A, R2, and R3 shares, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your plan and your plan service provider. See "Retirement and Benefit Plan Investors" for more information.

•  Fee-Based Programs. Investors in Fee-Based Programs are offered Class A and F shares, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your program sponsor. See "Fee-Based Program Investors" for more information.

•  All Other Investors. Class A, B, and C shares are offered to individual investors, certain retirement plans, and other investors not qualifying for one of the other two categories above.

You may purchase shares at the NAV per share next determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Purchases" and "Other Information for Fund Investors – Procedures Required by the USA PATRIOT Act." We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your Financial Intermediary. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, the length of time you plan to hold the investment, your qualification for any waiver of a sales load or fee reduction, whether you plan to take any distributions in the near future,

Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies, Fee-Based Program sponsors, and certain Retirement and Benefit Plans.
Share Class Considerations for Individual Investors. If you are considering investing $100,000 or more in Class B shares, in almost all cases it will be more economical for you to choose Class A shares because of the reduced sales charge and lower ongoing annual expenses of Class A shares.
If your investment horizon is limited, an investment in Class C shares may be more appropriate than Class B shares. Class C shares are sold without a front-end sales charge and the CDSC does not apply to shares redeemed after the first anniversary of the purchase.
If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the longer term than the front-end sales charge you would pay on larger purchases of Class A shares.

YOUR INVESTMENT

and the availability of the share class for purchase. You should consult with your investment professional or Financial Intermediary about comparative pricing of investor services available under each available share class, the compensation that will be received by your investment professional or Financial Intermediary in connection with each available share class, and other factors that may be relevant to your choice of share class in which to invest.

If you are thinking about rolling over retirement plan assets to an IRA, if you think you may be moving from one plan to another, or if there is a change related to your Financial Intermediary, there may be limitations on your ability to make additional purchases of shares of a particular class. Purchases or sales through a participating Retirement and Benefit Plan or Fee-Based Program must be consistent with the procedures for the plan or program. Records relating to such purchases or sales are maintained by, or on behalf of, the plan or the program sponsor.

Share Classes. The following table compares key features of each share class. You should review the Fee Table and Example at the front of this prospectus carefully before choosing your share class. Your Financial Intermediary can help you decide which class meets your goals. Not all share classes may be available through your Financial Intermediary. Your Financial Intermediary may receive different compensation depending upon which class you choose.

For more information on selecting a share class, see "Classes of Shares" in the statement of additional information.

Class
A	B	C	F	P(1)	R2	R3
Key features	• Front-end sales charge
• You may qualify for reduction or waiver of front-end sales charge
• Generally lower annual expenses than Class B and Class C
• Generally higher dividends than Class B and Class C	• No front-end sales charge • CDSC declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge • CDSC for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge or CDSC • Only offered to eligible Fee-Based Programs	• No front-end sales charge or CDSC • Only offered on a limited basis through certain Financial Intermediaries and Retirement and Benefit Plans	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans continued on next page

YOUR INVESTMENT

Class
	A	B	C	F	P(1)	R2	R3
Front-end sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None	None

CDSC	1.00% on certain purchases of $1 million or more (see "Sales Charges – Class A Share CDSC"); waived under certain circumstances	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no CDSC after sixth anniversary; waived under certain circumstances	1.00% if you redeem before the first anniversary of purchase; waived under certain circumstances	None	None	None	None

Annual distribution and/or service fees(3)	0.35%(2) of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.10% of average daily net assets	0.45% of average daily net assets	0.60% of average daily net assets	0.50% of average daily net assets

Exchange privilege(4)	Class A shares of most Lord Abbett Funds	Class B shares of most Lord Abbett Funds	Class C shares of most Lord Abbett Funds	Class F shares of most Lord Abbett Funds	Class P shares of most Lord Abbett Funds	Class R2 shares of most Lord Abbett Funds	Class R3 shares of most Lord Abbett Funds

  (1)  As of October 1, 2007, Class P shares of Capital Structure Fund, Classic Stock Fund, and Growth Opportunities Fund are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. In the case of Small Cap Value Fund, Class P shares are closed to substantially all new investors, other than as described above under "Information on the Availability of Small Cap Value Fund." See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

  (2)  0.30% in the case of Small Cap Value Fund.

  (3)  The 12b-1 plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The Fund may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution (as defined below) waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

  (4)  Ask your Financial Intermediary about the Lord Abbett Funds available for exchange.

YOUR INVESTMENT

Investment Minimums. Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account. For investors purchasing Class F, R2, and R3 shares through Retirement and Benefit Plans or Fee-Based Programs offered by Financial Intermediaries, the minimums that apply to the plans or programs may apply instead of those shown below.

See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Investment Minimums — Initial/Additional Investments(1)

Class
	A	B	C	F	P(2)	R2	R3
General	$1,000/No minimum	$1,000/No minimum	$1,000/No minimum	No minimum	No minimum	No minimum	No minimum
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	$250/No minimum	$250/No minimum	N/A	N/A	N/A	N/A
SIMPLE IRAs	No minimum	No minimum	No minimum	N/A	N/A	N/A	N/A
Invest-A-Matic	$250/ $50	$250/ $50	$250/ $50	N/A	N/A	N/A	N/A

  (1)  Consult your Financial Intermediary for more information.

  (2)  As of October 1, 2007, Class P shares of Capital Structure Fund, Classic Stock Fund, and Growth Opportunities Fund are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. In the case of Small Cap Value Fund, Class P shares are closed to substantially all new investors, other than as described above under "Information on the Availability of Small Cap Value Fund." See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

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SALES CHARGES

Class A Share Front-End Sales Charge. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund's distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay, depending on the amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $50,000	5.75%	6.10%	.9425	5.00%
$50,000 to $99,999	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

  †  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

Reducing Your Class A Share Front-End Sales Charge. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a

Please inform the Fund or your Financial Intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge.

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related party have holdings of Eligible Funds in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

•  Rights of Accumulation – A Purchaser may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class R2 and R3 share holdings may not be combined for these purposes.

  To the extent that your Financial Intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any withdrawals. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your Financial Intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•  Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, B, C, F, and P shares of any

Eligible Fund. An "Eligible Fund" is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares.
Authorized Institutions are institutions and persons permitted by law to receive service and/or distribution fees under a 12b-1 plan. Lord Abbett Distributor is an Authorized Institution.

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Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class R2 and R3 share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) Retirement and Benefit Plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, F, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charge.

For more information on eligibility for these privileges, read the applicable sections in the application and the statement of additional information. This information also is available at www.lordabbett.com or by calling Lord Abbett at 888-522-2388 (at no charge).

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Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees,

•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

•  purchases made with dividends and distributions of Class A shares of another Eligible Fund,

•  purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares,

•  purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees in connection with Fee-Based Programs, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

•  purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

•  purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSC (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

See the statement of additional information for a listing of other categories of purchases that qualify for Class A share purchases without a front-end sales charge.

These categories may be subject to a CDSC.

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CDSC

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1.  shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2.  shares held for six years or more (Class B), or one year or more (Class A and Class C)

  3.  shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C)

If you acquire Fund shares through an exchange from another Lord Abbett-sponsored fund that were originally purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC. The CDSC will be remitted to the appropriate party.

Class A Share CDSC. If you buy Class A shares of the Fund under one of the starred ( ) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

The Class A share CDSC generally will not be assessed under the following circumstances (documentation may be required):

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans;

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds;

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002; or

•  Eligible Mandatory Distributions under 403(b) plans and IRAs.

Eligible Mandatory Distributions. If Class A, B, or C shares represent a part of an individual's total IRA or 403(b) investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that share class bears to the total investment.

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Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the day on which the purchase order was accepted(1)		CDSC on redemption (as % of amount subject to charge)
On	Before
	1st anniversary	5.0%
1st anniversary	2nd anniversary	4.0%
2nd anniversary	3rd anniversary	3.0%
3rd anniversary	4th anniversary	3.0%
4th anniversary	5th anniversary	2.0%
5th anniversary	6th anniversary	1.0%
On or after the 6th anniversary(2)		None

  (1)  The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

  (2)   Class B shares will automatically convert to Class A shares after approximately the eighth anniversary of your purchase of Class B shares. Conversions will occur as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Lord Abbett Fund
On the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.	In the same proportion as the number of Class B shares converting is to the total number of Class B shares you own (excluding shares issued as dividends).	After the shares originally acquired would have converted into Class A shares.

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Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

Class B Share CDSC and Class C Share CDSC. The Class B share CDSC and Class C share CDSC generally will not be assessed under the following circumstances (documentation may be required):

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans;

•  Eligible Mandatory Distributions under 403(b) plans and IRAs;

•  death of the shareholder; or

•  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See "Automatic Services for Fund Investors" for more information.

A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor is concurrently selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund's frequent trading policy. Special tax rules may apply. Please see the Fund's statement of additional information for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

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RETIREMENT AND BENEFIT PLAN INVESTORS

Eligible Investors: Retirement and Benefit Plans. Retirement and Benefit Plans with plan-level or fund-level omnibus accounts held on the books of the Fund generally may be eligible to invest in Class A, R2, and R3 shares, and in certain limited circumstances, Class P shares:

•  Class A Shares. Eligible Retirement and Benefit Plans may open an account and purchase Class A shares of the Fund by contacting any Financial Intermediary authorized to sell the Fund's shares. Your plan may be eligible for front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charge" for more information.

•  Class R2 and R3 (together known also as "Class R") Shares. Class R shares generally are available through:

m  certain employer-sponsored Retirement and Benefit Plans offering funds from multiple fund families as investment options where the employer, administrator, recordkeeper, sponsor, related person, Financial Intermediary, or other appropriate party has entered into an agreement to make Class R2 or R3 shares available to plan participants; or

m  dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares are also available for orders made by or on behalf of a Financial Intermediary for clients participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

•  Class P Shares – Capital Structure Fund, Classic Stock Fund, and Growth Opportunities Fund. As of October 1, 2007, Class P shares of Capital Structure Fund, Classic Stock Fund, and Growth Opportunities Fund are closed to substantially all new Retirement and Benefit Plans. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied. Class P shares are also available for orders made by or on behalf of a Financial Intermediary for clients

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participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

•  Class P Shares – Small Cap Value Fund. Class P shares of Small Cap Value Fund are closed to substantially all new investors, other than as described above under "Information on the Availability of Small Cap Value Fund." Existing shareholders holding Class P shares may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied.

Additional Information Concerning Class R Shares.

•  Transfers Between Certain Retirement and Benefit Plans. Class R shares generally are available for transfers between certain Retirement and Benefit Plans offering one or both classes of Class R2 or R3 shares of Lord Abbett Funds as investment options. If a Retirement and Benefit Plan invested in Class R2 or R3 shares moves to another plan service provider or Financial Intermediary that is not eligible to hold, or authorized to sell, Class R2 or R3 shares, the Retirement and Benefit Plan may be required to liquidate its Class R2 or R3 shares.

•  Transfers to Another Share Class. A Retirement and Benefit Plan may be able to transfer Class A, B, C, or P shares of the Fund (or any other share class that the Fund may designate) to Class R shares of the Fund if the plan satisfies the eligibility requirements for Class R shares, and subject to any applicable sales charge or CDSC.

•  IRA Rollovers. Generally, IRA rollovers by plan participants will not be eligible for reinvestment in Class R shares. However, if the rollover involves an in-kind transfer of Class R shares, the new account may continue to hold such Class R shares, but will not be allowed to make new purchases of Class R shares. Plan participants with beneficial interests in Class R shares may invest assets from Retirement and Benefit Plans in Class A, B, C, or F shares through an IRA rollover, provided that the investment meets the eligibility requirements for the particular share class. Rollovers invested in Class A, B, or C shares will be subject to applicable sales charges. Additional conditions also may apply to the transfer of shares into an IRA rollover account, and your Financial Intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the

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Fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this prospectus. You should ask your Financial Intermediary about its services and any applicable fees.

•  Sales Charge Discounts. A Retirement and Benefit Plan or current or former plan participant will not be entitled to combine Class R shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charge on any Class A share purchases.

FEE-BASED PROGRAM INVESTORS

Eligible Investors: Fee-Based Programs. Class A and F shares, and in certain limited circumstances, Class P shares, are available for purchases by or on behalf of Financial Intermediaries for clients in certain Fee-Based Programs:

•  Class A Shares. Investors in Fee-Based Programs may purchase Class A shares by contacting their Financial Intermediaries. You may be eligible for front-end sales charge waivers. See "Sales Charges" for more information.

•  Class F Shares. Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers ("RIAs") that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

•  Class P Shares – Capital Structure Fund, Classic Stock Fund and Growth Opportunities Fund. As of October 1, 2007, Class P shares of Capital Structure Fund, Classic Stock Fund, and Growth Opportunities Fund are closed to substantially all new Fee-Based Programs, with the exception of the Citigroup/Smith Barney TRAK program. Shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied.

•  Class P Shares – Small Cap Value Fund. Class P shares of Small Cap Value Fund are closed to substantially all new investors, other than as described above under "Information on the Availability of Small Cap Value Fund." Existing shareholders holding Class P shares may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied.

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Additional Information Concerning Class F Shares. Class F shares generally are available in connection with the following:

•  Transfers Involving Fee-Based Programs of Financial Intermediaries or Accounts Held at RIAs Offering Class F Shares as Investment Options. If an investor moves his or her account from one Fee-Based Program or RIA offering Class F shares of the Lord Abbett Funds to another Fee-Based Program or RIA also offering Class F shares of the Lord Abbett Funds, the investor will be able to continue his or her investment in Class F shares and make new purchases of Class F shares. However, if an investor moves his or her account to a Fee-Based Program or RIA that does not offer Class F shares of Lord Abbett Funds as investment options, or otherwise holds assets from such an account other than in a Fee-Based Program or with an RIA that offers Class F shares, the investor may continue to hold the existing Class F shares but will not be allowed to make new purchases of Class F shares. If the investor later moves his or her account to another Fee-Based Program that offers Class F shares, the investor will be allowed to make new Class F share purchases. Alternatively, an investor may invest assets formerly invested in Class F shares in Class A, B, or C shares, provided that the investment meets the eligibility requirements for the particular share class and subject to applicable sales charges.

•  Transfers of Existing Holdings. Sponsors of Fee-Based Programs or RIAs that decide to offer Class F shares may be able to convert Class A or P shares of a Lord Abbett Fund (or any other share class that the Fund may designate) to Class F shares of the fund if the Fee-Based Program or the account placed with the RIA satisfies the eligibility requirements for Class F shares. Applicable sales charges, if any, will apply. A Fee-Based Program or an RIA will not be entitled to combine Class F shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charges on any Class A share purchases the program or RIA may make. Consult your Financial Intermediary to determine whether Class F shares may be a suitable investment.

OTHER INFORMATION ABOUT RETIREMENT AND BENEFIT PLANS AND FEE-BASED PROGRAMS

Limitations on Fund Availability and Services. Purchase, redemption, and exchange privileges may differ when you are investing through certain Retirement and Benefit Plans or Fee-Based Programs because you may not be able to exchange into a Lord Abbett Fund or other fund that is not offered in your plan or program. Similarly, you may be able to move your retirement plan investment into an IRA account, but you may only make future purchases to the extent that

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you meet any eligibility requirements for the share class into which you have transferred. Financial Intermediaries may choose to impose qualification requirements for plans that differ from the Fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. You should discuss purchase, redemption, and exchange options with your Financial Intermediary to determine whether you qualify for a waiver of sales charges on any class of shares offered. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder ("ERISA") in determining which class is an appropriate investment for plan participants. You should be aware that your investment professional may receive different compensation depending upon the class in which you invest. Please consult with your Financial Intermediary for more information about available share classes.

Purchases, Redemptions, and Exchanges. Participants in Retirement and Benefit Plans must contact their sponsor, plan service provider, or Financial Intermediary to purchase, redeem or exchange shares, or to request detailed information about eligibility to purchase shares and the portability of such shares. Typically, no minimum investment is required for Retirement and Benefit Plans or Fee-Based Programs investing in Class F, R2, or R3 shares. Financial Intermediaries may establish requirements as to the purchase, redemption, or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this prospectus and the Fund's statement of additional information. Financial Intermediaries may choose to impose share class parameters different from those set forth in this prospectus and the Fund's statement of additional information. Additionally, investor services may only be available to plan participants through a plan service provider, plans may require separate applications, and plans' policies and procedures may be different from those described in this prospectus. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. Eligible qualified Retirement and Benefit Plans or Fee-Based Programs can exchange their Class A, F, P, R2, or R3 shares of Eligible Funds, in keeping with the limitations described above. Be sure to read the current prospectus for any fund into which you are exchanging. Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts.

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Additional Services. Financial Intermediaries may provide some of the shareholder servicing and account maintenance services required by Retirement and Benefit Plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan service providers to provide other investment or administrative services. Financial Intermediaries may charge Retirement and Benefit Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement and Benefit Plans may charge plan participants for certain expenses. These fees and additional amounts are in addition to those imposed by the Fund and its affiliates, and could reduce your investment return in Fund shares. For questions about such accounts, contact your employee benefits office, plan service provider, or other Financial Intermediary that provides recordkeeping and shareholder services for your account.

Other Considerations. With respect to Class A, F, P, R2, and R3 shares held through certain Retirement and Benefit Plans and Fee-Based Programs, Lord Abbett and its affiliates may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. If your plan service provider provides these services, Lord Abbett or the Fund may compensate it for these services. In addition, your Financial Intermediary may have other relationships with Lord Abbett or its affiliates that are not related to the Fund. See "Financial Intermediary Compensation – Payments for Recordkeeping, Networking, and Other Services" for more information.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

Additionally, your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

As shown in the table "Fees and Expenses" above, sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and

12b-1 fees are payable regardless of expenses. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

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may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

	Class
Fee*	A		B	C	F	P	R2	R3
Service	0.25%		0.25%	0.25%	—	0.20%	0.25%	0.25%
Distribution	0.10	%(1)	0.75%	0.75%	0.10%	0.25%	0.35%	0.25%

  *  The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

  (1)  In the case of Small Cap Value Fund, the Class A Distribution Fee is 0.05%.

Lord Abbett may pay 12b-1 fees to Financial Intermediaries or use the fees for other distribution purposes, including revenue sharing.

Sales Activities. The Fund may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that are primarily intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to Authorized Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts or certain Retirement and Benefit Plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See "Sales Charges – Class A Share Front-End Sales Charge" for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

•  purchases of $1 million or more;

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•  purchases by certain Retirement and Benefit Plans with at least 100 eligible employees; or

•  purchases for certain Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived. Any waiver must be authorized by the Financial Intermediary firm and the registered representative.

Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares

(for Certain Purchases Without a Front-End Sales Charge)

The dealer concession received is based on the amount of the Class A share investment as follows:

Class A Investments	Front-End Sales Charge*	Dealer's Concession
$1 million to $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

  *  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement and Benefit Plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

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Class B Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class B shares a sales concession of 4.00% of the purchase price of the Class B shares and Lord Abbett Distributor will collect any applicable CDSC. Financial Intermediaries also receive an annual service fee beginning in the thirteenth month after purchase of up to 0.25% of the average daily net assets represented by the Class B shares that starts to accrue after twelve months following the purchase of Class B shares.

Class C Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC. Financial Intermediaries also receive an annual service fee beginning in the thirteenth month after purchase of up to 1.00% of the average daily net assets represented by the Class C shares that starts to accrue after twelve months following the purchase of Class C shares.

Class F, P, R2, and R3 Shares. Class F, P, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. See "Retirement and Benefit Plan Investors," "Fee-Based Program Investors," and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions, concessions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and out of its own resources (including revenues from advisory fees and 12b-1 fees) and without additional cost to the Fund or the Fund's shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this prospectus. The payments may be for activities including but not limited to the following:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

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•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes;

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges"); and/or

•  any other permissible activity that Lord Abbett or Lord Abbett Distributor, in its sole discretion, believes would facilitate sales of Fund shares.

Some of these payments are sometimes called "revenue sharing" payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the Financial Intermediary's sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary's sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients' accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund's assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer's costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett

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Distributor consider many factors in determining the amount of any additional payments to Dealers. These factors include, but are not limited to, the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups most Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The tiered payments generally range from 0.02% to 0.10% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments generally ranging from 0.05% to 0.15% of the related Lord Abbett Funds' assets and/or sales. However, Lord Abbett or Lord Abbett Distributor from time to time may pay revenue sharing in excess of these amounts to cultivate new relationships with Dealers it believes have the potential to sell significant amounts of Fund shares. In such cases, Lord Abbett expects that over time, as these relationships grow, the amount of revenue sharing paid to such Dealers would conform to levels that fall within the ranges described above. The payments may not include payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. On occasion, Lord Abbett also may make payments to Dealers on a basis unrelated to its assessment of the prospects for a long-term distribution relationship. Not all Dealers receive revenue sharing payments and the amount of revenue sharing may vary for different Dealers. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's method of calculating revenue sharing payments may be different from the methods that the Dealers use. Please refer to the Fund's statement of additional information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select

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the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund's portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your Financial Intermediary provides these services, Lord Abbett or the Fund may compensate the Financial Intermediary for these services. In addition, your Financial Intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing

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statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate Financial Intermediaries for such services.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which would otherwise provide these services.

Financial Intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion above and in the Fund's statement of additional information. You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Retirement and Benefit Plan Investors. You must place all orders to purchase Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You must place all orders to purchase Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Initial purchases of Class A, B, and C shares may be made through any Financial Intermediary that has a sales agreement with Lord Abbett Distributor, or you can fill out the application and send it to the Fund at the address stated below. Contact your Financial Intermediary for initial purchases of

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Class F, P, R2, or R3 shares. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below titled "Proper Form" before placing your order to ensure that your order will be accepted.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Proper Form. An initial purchase order submitted directly to the Fund, or the Fund's authorized agent (or the agent's designee), must contain: (1) a completed application with all applicable requested information; and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or its transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 888-522-2388.

See "Procedures Required by the USA PATRIOT Act" for more information.

EXCHANGES

An exchange of Fund shares for shares of another fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. Be sure to read the current prospectus for any fund into which you are exchanging. Please see the Fund's statement of additional information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts. You should also consult your Financial Intermediary if you have any questions.

Retirement and Benefit Plan Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Retirement and Benefit Plan. You must place all orders to exchange Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Fee-Based Program. You must place all orders to exchange Fund shares through the Financial Intermediary offering your Fee-Based Program. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Exchange Limitations. As described under "Choosing a Share Class," we reserve the right to modify, restrict, or reject any exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

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All Other Investors. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 888-522-2388. The Fund must receive instructions for the exchange before the close of the New York Stock Exchange ("NYSE") on the day of your call or online request to get the NAV per share of the Eligible Fund determined on that day.

REDEMPTIONS

Retirement and Benefit Plan Investors. You may redeem Fund shares subject to restrictions and procedures established by your Retirement and Benefit Plan. You must place all orders to redeem Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may redeem Fund shares subject to restrictions and procedures established by your Fee-Based Program. You must place all orders to redeem Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. Contact your Financial Intermediary for redemptions involving Class F, P, R2, or R3 shares. For more information, please call 888-522-2388. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," "Class C Share CDSC," and "Class B Share CDSC and Class C Share CDSC."

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. If you have direct account access privileges, you may redeem $50,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

Small Accounts. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

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Online. If you have direct account access privileges, you may submit a redemption request online by logging onto www.lordabbett.com and entering your account information and personal identification data.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Through a Financial Intermediary. Your Financial Intermediary may process a redemption on your behalf. Your Financial Intermediary will be responsible for furnishing all necessary documents to Lord Abbett and may charge you for this service.

If you have direct account access privileges, redemption proceeds may be paid by electronic transfer via an automated clearing house ("ACH") deposit to your bank account on record with the Fund; otherwise, normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
• In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

• In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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•  a redemption check payable to anyone other than the shareholder(s) of record;

•  a redemption check to be mailed to an address other than the address of record;

•  a redemption check payable to a bank other than the bank we have on file; or

•  a redemption for $50,000 or more.

Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio, although it is not expected that the Fund would do so except in unusual circumstances. Redemptions in kind will consist of liquid securities valued in accordance with the Fund's pricing procedures as described in this prospectus. If the Fund pays your redemption proceeds by a distribution of securities, you may incur transaction costs and tax liability and will bear market risks until the securities are converted into cash.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

Each Fund expects to pay dividends from its net investment income as follows: quarterly for Capital Structure Fund, semiannually for Classic Stock Fund, and annually for Growth Opportunities Fund and Small Cap Value Fund. Each Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. Retirement and Benefit Plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, a Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain Retirement and Benefit Plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

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If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as Retirement and Benefit Plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose Retirement and Benefit Plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a Retirement and Benefit Plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

AUTOMATIC SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about automatic services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

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All Other Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

  *  In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts' purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan ("SWP")	You can make regular withdrawals from most Lord Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares	The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under "CDSC" under "Sales Charges."

OTHER SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about other services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. The following additional services are offered to individual investors as well as investors not qualifying for another investment category.

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Telephone and Online Purchases and Redemptions. Shareholders, other than shareholders who hold their shares in an account maintained by a broker-dealer, may have direct account access privileges with the Fund, which allows shareholders to purchase or redeem shares by telephone or online. For new accounts, you may obtain direct account access privileges by completing the account application (including providing your bank information) and indicating that you wish to have telephone or online trading privileges. For existing accounts, you may obtain telephone or online trading privileges by submitting an application for ACH electronic funds transfer.

Transactions by telephone or online may be difficult to submit during times of drastic economic or market changes or during other times where communications may be difficult. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•  Security. The Fund and its service providers employ verification and security measures for your protection. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•  Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•  No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a transaction submitted once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

•  Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Telephone and Online Transactions. For your security, telephone and online transactions requests are recorded. We will take measures to verify the identity of the person calling or submitting a request online, such as asking for your name, account number, personal identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone or online that it reasonably believes to be genuine.

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•  Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your account to cover such losses, fees and expenses.

Account Statements. Every investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

OTHER INFORMATION FOR FUND INVESTORS

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim to affect the values of foreign

YOUR INVESTMENT

securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Other Information for Fund Investors – Pricing of Fund Shares."

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the

YOUR INVESTMENT

following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a Fee-Based Program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

YOUR INVESTMENT

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include

YOUR INVESTMENT

actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

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Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next business day's NAV. In the case of purchase, redemption, or exchange orders placed through your Financial Intermediary, when acting as the Fund's authorized agent (or the agent's designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued under fair value procedures approved by and administered under the supervision of the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant

YOUR INVESTMENT

events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

YOUR INVESTMENT

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds' performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Funds would have increased (or decreased) during each period, without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds' independent registered public accounting firm, in conjunction with their annual audits of the Funds' financial statements. Financial statements and the Reports of Independent Registered Public Accounting Firm thereon appear in the 2008 annual reports to shareholders and are incorporated by reference in the statement of additional information, which is available upon request. Certain information reflects financial results for a single Fund share.

FINANCIAL INFORMATION

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FINANCIAL HIGHLIGHTS

	Class A Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.49	$13.56	$12.44	$12.12	$10.29
Investment operations:
Net investment income(a)	.41	.37	.33	.31	.32
Net realized and unrealized gain (loss)	(4.26)	.33	1.29	.43	1.74
Total from investment operations	(3.85)	.70	1.62	.74	2.06
Distributions to shareholders from:
Net investment income	(.44)	(.35)	(.36)	(.35)	(.23)
Net realized gain	(.54)	(.42)	(.14)	(.07)	—
Total distributions	(.98)	(.77)	(.50)	(.42)	(.23)
Net asset value, end of year	$8.66	$13.49	$13.56	$12.44	$12.12
Total Return(b)	(30.43)%	5.27%	13.42%	6.27%	20.29%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.32%	1.29%	1.33%	1.33%	1.35%
Expenses, excluding expense reductions	1.32%	1.29%	1.33%	1.34%	1.35%
Net investment income	3.61%	2.68%	2.60%	2.51%	2.84%
Supplemental Data:
Net assets, end of year (000)	$852,774	$1,379,814	$1,111,167	$944,488	$439,703
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.38	$13.46	$12.36	$12.03	$10.23
Investment operations:
Net investment income(a)	.33	.28	.24	.23	.25
Net realized and unrealized gain (loss)	(4.21)	.33	1.28	.43	1.72
Total from investment operations	(3.88)	.61	1.52	.66	1.97
Distributions to shareholders from:
Net investment income	(.37)	(.27)	(.28)	(.26)	(.17)
Net realized gain	(.54)	(.42)	(.14)	(.07)	—
Total distributions	(.91)	(.69)	(.42)	(.33)	(.17)
Net asset value, end of year	$8.59	$13.38	$13.46	$12.36	$12.03
Total Return(b)	(30.86)%	4.56%	12.62%	5.66%	19.50%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.97%	1.94%	1.98%	1.98%	1.99%
Expenses, excluding expense reductions	1.97%	1.94%	1.98%	1.98%	1.99%
Net investment income	2.96%	2.03%	1.95%	1.86%	2.20%
Supplemental Data:
Net assets, end of year (000)	$44,682	$74,748	$64,045	$58,380	$27,634
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.40	$13.48	$12.37	$12.05	$10.25
Investment operations:
Net investment income(a)	.33	.28	.24	.23	.25
Net realized and unrealized gain (loss)	(4.23)	.33	1.28	.43	1.73
Total from investment operations	(3.90)	.61	1.52	.66	1.98
Distributions to shareholders from:
Net investment income	(.36)	(.27)	(.27)	(.27)	(.18)
Net realized gain	(.54)	(.42)	(.14)	(.07)	—
Total distributions	(.90)	(.69)	(.41)	(.34)	(.18)
Net asset value, end of year	$8.60	$13.40	$13.48	$12.37	$12.05
Total Return(b)	(30.90)%	4.57%	12.68%	5.62%	19.50%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.97%	1.94%	1.98%	1.98%	1.99%
Expenses, excluding expense reductions	1.97%	1.94%	1.98%	1.98%	1.99%
Net investment income	2.95%	2.03%	1.95%	1.86%	2.20%
Supplemental Data:
Net assets, end of year (000)	$54,081	$99,713	$77,477	$77,374	$28,696
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class F Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.49	$13.83
Investment operations:
Net investment income(b)	.43	.06
Net realized and unrealized loss	(4.25)	(.40)
Total from investment operations	(3.82)	(.34)
Distributions to shareholders from:
Net investment income	(.48)	—
Net realized gain	(.54)	—
Total distributions	(1.02)	—
Net asset value, end of period	$8.65	$13.49
Total Return(c)	(30.31)%	(2.46	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.10%	.18	%(d)
Expenses, excluding expense reductions	1.10%	.18	%(d)
Net investment income	4.21%	.47	%(d)
Supplemental Data:
Net assets, end of period (000)	$1,194	$10
Portfolio turnover rate	54.70%	26.32%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)    Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class P Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.52	$13.59	$12.47	$12.15	$10.31
Investment operations:
Net investment income(a)	.40	.36	.32	.30	.31
Net realized and unrealized gain (loss)	(4.27)	.33	1.29	.43	1.75
Total from investment operations	(3.87)	.69	1.61	.73	2.06
Distributions to shareholders from:
Net investment income	(.43)	(.34)	(.35)	(.34)	(.22)
Net realized gain	(.54)	(.42)	(.14)	(.07)	—
Total distributions	(.97)	(.76)	(.49)	(.41)	(.22)
Net asset value, end of year	$8.68	$13.52	$13.59	$12.47	$12.15
Total Return(b)	(30.50)%	5.15%	13.31%	6.17%	20.21%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.42%	1.39%	1.43%	1.43%	1.44%
Expenses, excluding expense reductions	1.42%	1.39%	1.43%	1.44%	1.44%
Net investment income	3.52%	2.58%	2.50%	2.42%	2.75%
Supplemental Data:
Net assets, end of year (000)	$2,370	$3,062	$2,365	$1,337	$286
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class R2 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.48	$13.83
Investment operations:
Net investment income(b)	.44	.05
Net realized and unrealized loss	(4.27)	(.40)
Total from investment operations	(3.83)	(.35)
Distributions to shareholders from:
Net investment income	(.41)	—
Net realized gain	(.54)	—
Total distributions	(.95)	—
Net asset value, end of period	$8.70	$13.48
Total Return(c)	(30.23)%	(2.53	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.06%	.27	%(d)
Expenses, excluding expense reductions	1.06%	.27	%(d)
Net investment income	3.87%	.37	%(d)
Supplemental Data:
Net assets, end of period (000)	$7	$10
Portfolio turnover rate	54.70%	26.32%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FINANCIAL HIGHLIGHTS (concluded)

	Class R3 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.48	$13.83
Investment operations:
Net investment income(b)	.39	.05
Net realized and unrealized loss	(4.25)	(.40)
Total from investment operations	(3.86)	(.35)
Distributions to shareholders from:
Net investment income	(.43)	—
Net realized gain	(.54)	—
Total distributions	(.97)	—
Net asset value, end of period	$8.65	$13.48
Total Return(c)	(30.54)%	(2.53	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.40%	.25	%(d)
Expenses, excluding expense reductions	1.40%	.25	%(d)
Net investment income	3.65%	.39	%(d)
Supplemental Data:
Net assets, end of period (000)	$42	$10
Portfolio turnover rate	54.70%	26.32%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FINANCIAL HIGHLIGHTS

	Class A Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$32.95	$30.64	$28.66	$28.42	$24.88
Investment operations:
Net investment income(a)	.21	.16	.18	.15	.18
Net realized and unrealized gain (loss)	(9.98)	3.40	3.00	1.10	3.42
Total from investment operations	(9.77)	3.56	3.18	1.25	3.60
Distributions to shareholders from:
Net investment income	(.15)	(.17)	(.10)	(.17)	(.06)
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	—
Total distributions	(2.28)	(1.25)	(1.20)	(1.01)	(.06)
Net asset value, end of year	$20.90	$32.95	$30.64	$28.66	$28.42
Total Return(b)	(31.78)%	12.05%	11.50%	4.49%	14.48%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.30%	1.30%	1.30%	1.30%	1.39%
Expenses, including expense reductions and expenses reimbursed	1.30%	1.30%	1.30%	1.30%	1.39%
Expenses, excluding expense reductions and expenses reimbursed	1.33%	1.31%	1.33%	1.32%	1.41%
Net investment income	.77%	.50%	.63%	.53%	.67%
Supplemental Data:
Net assets, end of year (000)	$494,847	$707,266	$645,539	$523,322	$324,690
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$31.47	$29.34	$27.56	$27.38	$24.07
Investment operations:
Net investment income (loss)(a)	.03	(.05)	(.01)	(.03)	— (b)
Net realized and unrealized gain (loss)	(9.51)	3.26	2.89	1.05	3.31
Total from investment operations	(9.48)	3.21	2.88	1.02	3.31
Distributions to shareholders from:
Net investment income	—	—	—	— (b)	—
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	—
Total distributions	(2.13)	(1.08)	(1.10)	(.84)	—
Net asset value, end of year	$19.86	$31.47	$29.34	$27.56	$27.38
Total Return(c)	(32.23)%	11.29%	10.80%	3.78%	13.75%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.95%	1.95%	1.95%	1.95%	2.03%
Expenses, including expense reductions and expenses reimbursed	1.95%	1.95%	1.95%	1.95%	2.03%
Expenses, excluding expense reductions and expenses reimbursed	1.98%	1.96%	1.98%	1.97%	2.05%
Net investment income (loss)	.11%	(.15)%	(.02)%	(.11)%	.03%
Supplemental Data:
Net assets, end of year (000)	$43,374	$74,005	$78,277	$81,373	$82,876
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Amount is less than $.01.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$31.59	$29.44	$27.66	$27.47	$24.15
Investment operations:
Net investment income (loss)(a)	.03	(.05)	— (b)	(.03)	— (b)
Net realized and unrealized gain (loss)	(9.55)	3.28	2.88	1.06	3.32
Total from investment operations	(9.52)	3.23	2.88	1.03	3.32
Distributions to shareholders from:
Net investment income	— (b)	—	—	— (b)	—
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	—
Total distributions	(2.13)	(1.08)	(1.10)	(.84)	—
Net asset value, end of year	$19.94	$31.59	$29.44	$27.66	$27.47
Total Return(c)	(32.24)%	11.32%	10.76%	3.81%	13.75%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.95%	1.95%	1.95%	1.95%	2.03%
Expenses, including expense reductions and expenses reimbursed	1.95%	1.95%	1.95%	1.95%	2.03%
Expenses, excluding expense reductions and expenses reimbursed	1.98%	1.96%	1.98%	1.97%	2.05%
Net investment income (loss)	.12%	(.15)%	(.02)%	(.12)%	.03%
Supplemental Data:
Net assets, end of year (000)	$65,200	$94,948	$86,535	$73,328	$39,625
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Amount is less than $.01.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class F Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$32.96	$33.52
Investment operations:
Net investment income(b)	.32	.05
Net realized and unrealized loss	(10.02)	(.61)
Total from investment operations	(9.70)	(.56)
Distributions to shareholders from:
Net investment income	(.25)	—
Net realized gain	(2.13)	—
Total distributions	(2.38)	—
Net asset value, end of period	$20.88	$32.96
Total Return(c)	(31.64)%	(1.67	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.05%	.18	%(d)
Expenses, including expense reductions and expenses reimbursed	1.04%	.18	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.11%	.19	%(d)
Net investment income	1.25%	.16	%(d)
Supplemental Data:
Net assets, end of period (000)	$2,453	$10
Portfolio turnover rate	36.96%	44.97%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class P Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$33.05	$30.65	$28.70	$28.50	$25.01
Investment operations:
Net investment income(a)	.18	.12	.15	.10	.17
Net realized and unrealized gain (loss)	(10.01)	3.42	3.01	1.12	3.42
Total from investment operations	(9.83)	3.54	3.16	1.22	3.59
Distributions to shareholders from:
Net investment income	(.13)	(.06)	(.11)	(.18)	(.10)
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	—
Total distributions	(2.26)	(1.14)	(1.21)	(1.02)	(.10)
Net asset value, end of year	$20.96	$33.05	$30.65	$28.70	$28.50
Total Return(b)	(31.85)%	11.93%	11.40%	4.38%	14.39%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.40%	1.40%	1.40%	1.40%	1.48%
Expenses, including expense reductions and expenses reimbursed	1.40%	1.40%	1.40%	1.40%	1.48%
Expenses, excluding expense reductions and expenses reimbursed	1.43%	1.41%	1.43%	1.43%	1.50%
Net investment income	.66%	.38%	.53%	.37%	.58%
Supplemental Data:
Net assets, end of year (000)	$4,635	$7,214	$7,314	$6,749	$294
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FINANCIAL HIGHLIGHTS (continued)

	Class R2 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$32.93	$33.52
Investment operations:
Net investment income(b)	.28	.03
Net realized and unrealized loss	(9.96)	(.62)
Total from investment operations	(9.68)	(.59)
Distributions to shareholders from:
Net investment income	(.21)	—
Net realized gain	(2.13)	—
Total distributions	(2.34)	—
Net asset value, end of period	$20.91	$32.93
Total Return(c)	(31.57)%	(1.76	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.04%	.26	%(d)
Expenses, including expense reductions and expenses reimbursed	1.04%	.26	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.07%	.26	%(d)
Net investment income	1.04%	.08	%(d)
Supplemental Data:
Net assets, end of period (000)	$7	$10
Portfolio turnover rate	36.96%	44.97%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FINANCIAL HIGHLIGHTS (concluded)

	Class R3 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$32.94	$33.52
Investment operations:
Net investment income(b)	.22	.03
Net realized and unrealized loss	(9.99)	(.61)
Total from investment operations	(9.77)	(.58)
Distributions to shareholders from:
Net investment income	(.22)	—
Net realized gain	(2.13)	—
Total distributions	(2.35)	—
Net asset value, end of period	$20.82	$32.94
Total Return(c)	(31.86)%	(1.73	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.42%	.24	%(d)
Expenses, including expense reductions and expenses reimbursed	1.42%	.24	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.48%	.25	%(d)
Net investment income	.88%	.10	%(d)
Supplemental Data:
Net assets, end of period (000)	$321	$10
Portfolio turnover rate	36.96%	44.97%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$23.84	$22.02	$21.15	$19.21	$17.88
Investment operations:
Net investment loss(a)	(.15)	(.20)	(.15)	(.19)	(.23)
Net realized and unrealized gain (loss)	(7.91)	4.01	1.67	2.13	1.56
Total from investment operations	(8.06)	3.81	1.52	1.94	1.33
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	—	—
Net asset value, end of year	$12.93	$23.84	$22.02	$21.15	$19.21
Total Return(b)	(38.34)%	18.81%	7.35%	10.10%	7.44%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.53%	1.54%	1.55%	1.73%
Expenses, including expense reductions and expenses reimbursed	1.55%	1.53%	1.54%	1.55%	1.73%
Expenses, excluding expense reductions and expenses reimbursed	1.57%	1.54%	1.56%	1.59%	1.73%
Net investment loss	(.79)%	(.91)%	(.70)%	(.96)%	(1.27)%
Supplemental Data:
Net assets, end of year (000)	$337,981	$613,735	$614,433	$634,059	$594,524
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$22.41	$20.94	$20.27	$18.53	$17.35
Investment operations:
Net investment loss(a)	(.25)	(.32)	(.27)	(.31)	(.33)
Net realized and unrealized gain (loss)	(7.34)	3.78	1.59	2.05	1.51
Total from investment operations	(7.59)	3.46	1.32	1.74	1.18
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	—	—
Net asset value, end of year	$11.97	$22.41	$20.94	$20.27	$18.53
Total Return(b)	(38.73)%	18.04%	6.66%	9.39%	6.80%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	2.20%	2.18%	2.19%	2.20%	2.30%
Expenses, including expense reductions and expenses reimbursed	2.20%	2.18%	2.19%	2.20%	2.30%
Expenses, excluding expense reductions and expenses reimbursed	2.22%	2.19%	2.21%	2.23%	2.30%
Net investment loss	(1.44)%	(1.56)%	(1.35)%	(1.61)%	(1.84)%
Supplemental Data:
Net assets, end of year (000)	$48,147	$101,200	$100,741	$106,809	$104,282
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$22.40	$20.93	$20.26	$18.53	$17.34
Investment operations:
Net investment loss(a)	(.25)	(.32)	(.27)	(.31)	(.33)
Net realized and unrealized gain (loss)	(7.34)	3.78	1.59	2.04	1.52
Total from investment operations	(7.59)	3.46	1.32	1.73	1.19
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	—	—
Net asset value, end of year	$11.96	$22.40	$20.93	$20.26	$18.53
Total Return(b)	(38.75)%	18.05%	6.66%	9.34%	6.86%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	2.20%	2.18%	2.19%	2.20%	2.30%
Expenses, including expense reductions and expenses reimbursed	2.20%	2.18%	2.19%	2.20%	2.30%
Expenses, excluding expense reductions and expenses reimbursed	2.23%	2.19%	2.21%	2.23%	2.30%
Net investment loss	(1.44)%	(1.56)%	(1.35)%	(1.61)%	(1.84)%
Supplemental Data:
Net assets, end of year (000)	$45,385	$83,891	$79,485	$83,339	$85,666
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Class F Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.85	$23.81
Investment operations:
Net investment loss(b)	(.09)	(.03)
Net realized and unrealized gain (loss)	(7.95)	.07
Total from investment operations	(8.04)	.04
Distributions to shareholders from:
Net realized gain	(2.85)	—
Net asset value, end of period	$12.96	$23.85
Total Return(c)	(38.22)%	.17	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.30%	.22	%(d)
Expenses, including expense reductions and expenses reimbursed	1.30%	.22	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.36%	.22	%(d)
Net investment loss	(.53)%	(.14	)%(d)
Supplemental Data:
Net assets, end of period (000)	$359	$10
Portfolio turnover rate	123.95%	101.25%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Class P Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$23.82	$22.02	$21.17	$19.25	$17.92
Investment operations:
Net investment loss(a)	(.17)	(.22)	(.17)	(.21)	(.24)
Net realized and unrealized gain (loss)	(7.90)	4.01	1.67	2.13	1.57
Total from investment operations	(8.07)	3.79	1.50	1.92	1.33
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	—	—
Net asset value, end of year	$12.90	$23.82	$22.02	$21.17	$19.25
Total Return(b)	(38.42)%	18.71%	7.24%	9.97%	7.42%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.65%	1.63%	1.64%	1.65%	1.77%
Expenses, including expense reductions and expenses reimbursed	1.65%	1.63%	1.64%	1.65%	1.77%
Expenses, excluding expense reductions and expenses reimbursed	1.67%	1.64%	1.66%	1.68%	1.77%
Net investment loss	(.88)%	(1.01)%	(.79)%	(1.05)%	(1.31)%
Supplemental Data:
Net assets, end of year (000)	$8,945	$16,699	$15,856	$17,536	$12,094
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Class R2 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.83	$23.81
Investment operations:
Net investment loss(b)	(.16)	(.05)
Net realized and unrealized gain (loss)	(7.92)	.07
Total from investment operations	(8.08)	.02
Distributions to shareholders from:
Net realized gain	(2.85)	—
Net asset value, end of period	$12.90	$23.83
Total Return(c)	(38.45)%	.08	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.75%	.28	%(d)
Expenses, including expense reductions and expenses reimbursed	1.75%	.28	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.81%	.29	%(d)
Net investment loss	(.93)%	(.20	)%(d)
Supplemental Data:
Net assets, end of period (000)	$119	$10
Portfolio turnover rate	123.95%	101.25%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class R3 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.84	$23.81
Investment operations:
Net investment loss(b)	(.14)	(.04)
Net realized and unrealized gain (loss)	(7.94)	.07
Total from investment operations	(8.08)	.03
Distributions to shareholders from:
Net realized gain	(2.85)	—
Net asset value, end of period	$12.91	$23.84
Total Return(c)	(38.43)%	.13	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.65%	.27	%(d)
Expenses, including expense reductions and expenses reimbursed	1.65%	.27	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.70%	.27	%(d)
Net investment loss	(.82)%	(.18	)%(d)
Supplemental Data:
Net assets, end of period (000)	$85	$10
Portfolio turnover rate	123.95%	101.25%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$33.10	$34.60	$31.40	$29.54	$25.66
Investment operations:
Net investment income (loss)(a)	.04	.04	(.02)	(.09)	— (b)
Net realized and unrealized gain (loss)	(9.97)	2.99	6.09	4.60	5.52
Total from investment operations	(9.93)	3.03	6.07	4.51	5.52
Distributions to shareholders from:
Net investment income	(.04)	—	—	—	—
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Total distributions	(4.85)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$18.32	$33.10	$34.60	$31.40	$29.54
Total Return(c)	(34.96)%	10.08%	21.14%	16.78%	22.92%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.23%	1.23%	1.23%	1.31%	1.39%
Expenses, excluding expense reductions	1.23%	1.23%	1.24%	1.31%	1.39%
Net investment income (loss)	.17%	.13%	(.06)%	(.31)%	(.03)%
Supplemental Data:
Net assets, end of year (000)	$1,216,253	$2,287,085	$2,367,218	$1,714,898	$939,899
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Amount is less than $.01.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$29.78	$31.77	$29.25	$27.87	$24.44
Investment operations:
Net investment loss(a)	(.12)	(.17)	(.23)	(.27)	(.18)
Net realized and unrealized gain (loss)	(8.78)	2.71	5.62	4.30	5.25
Total from investment operations	(8.90)	2.54	5.39	4.03	5.07
Distributions to shareholders from:
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$16.07	$29.78	$31.77	$29.25	$27.87
Total Return(b)	(35.41)%	9.33%	20.29%	15.99%	22.17%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.93%	1.93%	1.92%	1.95%	2.00%
Expenses, excluding expense reductions	1.93%	1.93%	1.93%	1.95%	2.00%
Net investment loss	(.54)%	(.58)%	(.77)%	(1.03)%	(.74)%
Supplemental Data:
Net assets, end of year (000)	$25,955	$58,676	$71,741	$113,208	$192,098
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$29.83	$31.82	$29.29	$27.90	$24.46
Investment operations:
Net investment loss(a)	(.12)	(.17)	(.22)	(.26)	(.18)
Net realized and unrealized gain (loss)	(8.80)	2.71	5.62	4.30	5.26
Total from investment operations	(8.92)	2.54	5.40	4.04	5.08
Distributions to shareholders from:
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$16.10	$29.83	$31.82	$29.29	$27.90
Total Return(b)	(35.42)%	9.32%	20.30%	16.01%	22.19%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.93%	1.93%	1.93%	1.95%	2.00%
Expenses, excluding expense reductions	1.93%	1.93%	1.93%	1.96%	2.00%
Net investment loss	(.53)%	(.58)%	(.76)%	(.99)%	(.74)%
Supplemental Data:
Net assets, end of year (000)	$46,307	$86,971	$91,715	$91,195	$89,408
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class F Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$33.11	$33.61
Investment operations:
Net investment income(b)	.08	.01
Net realized and unrealized loss	(9.95)	(.51)
Total from investment operations	(9.87)	(.50)
Distributions to shareholders from:
Net investment income	(.13)	—
Net realized gain	(4.81)	—
Total distributions	(4.94)	—
Net asset value, end of period	$18.30	$33.11
Total Return(c)	(34.82)%	(1.49	)%(d)
Ratio to Average Net Assets:
Expenses, including expense reductions	1.04%	.18	%(d)
Expenses, excluding expense reductions	1.04%	.18	%(d)
Net investment income	.32%	.04	%(d)
Supplemental Data:
Net assets, end of period (000)	$1,425	$10
Portfolio turnover rate	77.87%	61.44%

  (a)  Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class P Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$32.84	$34.40	$31.28	$29.47	$25.61
Investment operations:
Net investment income (loss)(a)	.01	(.01)	(.06)	(.11)	.01
Net realized and unrealized gain (loss)	(9.89)	2.98	6.05	4.57	5.49
Total from investment operations	(9.88)	2.97	5.99	4.46	5.50
Distributions to shareholders from:
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$18.15	$32.84	$34.40	$31.28	$29.47
Total Return(b)	(35.04)%	9.95%	20.95%	16.68%	22.84%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.38%	1.38%	1.38%	1.41%	1.45%
Expenses, excluding expense reductions	1.38%	1.38%	1.38%	1.41%	1.45%
Net investment income (loss)	.02%	(.03)%	(.20)%	(.39)%	.03%
Supplemental Data:
Net assets, end of year (000)	$227,658	$412,127	$447,775	$328,055	$141,389
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class R2 Shares
	3/24/2008(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$25.99
Investment operations:
Net investment loss(b)	(.02)
Net realized and unrealized loss	(7.68)
Total from investment operations	(7.70)
Net asset value, end of period	$18.29
Total Return(c)	(29.63	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.03	%(d)
Expenses, excluding expense reductions	1.04	%(d)
Net investment loss	(.07	)%(d)
Supplemental Data:
Net assets, end of period (000)	$14
Portfolio turnover rate	77.87%

  (a)  Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available was 4/1/2008.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class R3 Shares
	3/24/2008(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$25.99
Investment operations:
Net investment income(b)	.02
Net realized and unrealized loss	(7.72)
Total from investment operations	(7.70)
Net asset value, end of period	$18.29
Total Return(c)	(29.63	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.00	%(d)
Expenses, excluding expense reductions	1.00	%(d)
Net investment income	.07	%(d)
Supplemental Data:
Net assets, end of period (000)	$1,090
Portfolio turnover rate	77.87%

  (a)  Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available was 4/1/2008.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

NOTES:

NOTES:

NOTES:

NOTES:

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.
By mail. Write to the Funds at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Funds' annual and semiannual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Research Fund, Inc.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC

LARF-1
(7/09)

SEC File Number: 811-06650

Lord Abbett

Capital Structure Fund
(formerly America's Value Fund)

Classic Stock Fund
(formerly Large Cap Core Fund)

Growth Opportunities Fund

Small Cap Value Fund

PROSPECTUS

CLASS I SHARES

APRIL 1, 2009
as revised July 1, 2009

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

TABLE OF CONTENTS

THE FUNDS

WHAT YOU SHOULD KNOW ABOUT THE FUNDS	Capital Structure Fund	2

	Classic Stock Fund	9

	Growth Opportunities Fund	15

	Small Cap Value Fund	20

	Additional Investment Information	25

	Management	29

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Information on the Availability of Small Cap Value Fund	33

	Availability of Class I Shares	34

	Purchases	35

	Redemptions	36

	Distributions and Taxes	38

	Other Services For Fund Investors	39

	Other Information for Fund Investors	41

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS	Capital Structure Fund	52

	Classic Stock Fund	53

	Growth Opportunities Fund	54

	Small Cap Value Fund	55

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUNDS AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUNDS

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

OBJECTIVE

The Fund's investment objective is to seek current income and capital appreciation.

PRINCIPAL STRATEGY

To pursue this objective, the Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. We generally use a value approach to identify particular investments for the Fund. The mix of the Fund's investments at any time will depend on our judgments regarding the degree to which we believe specific securities are undervalued (that is, with the highest projected total return/yield potential) and is subject to change. Under normal circumstances, the Fund invests at least 50% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. It is expected that a significant portion of the Fund's assets (as much as 30%) may be invested in high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"). We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions.

The Fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

We, the Fund, or Capital Structure Fund refers to Lord Abbett Capital Structure Fund (formerly known as the America's Value Fund), a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated objective; although, as with all mutual funds, it cannot guarantee results.
High-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds") are debt securities that are rated BB/Ba or lower by a Rating Agency (as defined below) or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.

THE FUNDS
2

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

In the case of equity securities, we focus on companies that we believe have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. We look for such factors as:

•  changes in economic and financial environments

•  new or improved products or services

•  new or rapidly expanding markets

•  changes in management or structure of the company

•  price increases for the company's products or services

•  improved efficiencies resulting from new technologies or changes in distribution

•  changes in government regulations, political or competitive conditions

The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Fund may invest in various types of fixed income securities, including investment grade debt securities, mortgage-related or other asset-backed securities, high-yield debt securities, U.S. Government securities, and cash equivalents. In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued securities that we believe will produce a high total return. Although the Fund may purchase individual securities with maturities of up to 30 years, during normal market conditions its average effective portfolio maturity is expected to be between 5 and 12 years.

The Fund may sell a security if it no longer meets the Fund's investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer's competitive position or financial condition, changes in the outlook for the issuer's industry, and the Fund's valuation target for the security.

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse economic, market,

Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency"), or are unrated but determined by Lord Abbett to be of comparable quality.

THE FUNDS
3

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

political or other conditions that are unfavorable for investors, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The value of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The value of the Fund's fixed income holdings and, consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.

Value stocks are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

THE FUNDS
4

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline. When interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate will thus affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS
5

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '03 +12.68%  Worst Quarter 3rd Q '02 -13.13%

SYMBOL:
CLASS I	LAMYX

THE FUNDS
6

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

The table below shows how the average annual total returns of the Fund's Class I shares compared to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs").

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	5 Years	Life of Class(1)
Class
Class I Shares Return Before Taxes(2)	-27.06%	1.14%	2.61%
Return After Taxes on Distributions	-27.80%	0.11%	1.67%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-17.08%	0.85%	2.05%
Index
S&P 500® Index(3)	-37.00%	-2.19%	-1.64%
65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Constrained Index(3)	-32.78%	-0.72%	1.74%

  (1)  The date of inception of performance for Class I shares was 12/27/2001.

  (2)  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (3)  The indices include reinvestment of dividends but do not include deductions for fees, expenses, or taxes. The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

THE FUNDS
7

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)	0.73%
Other Expenses(2)	0.24%
Total Operating Expenses	0.97%

  (1)  "Management Fees" are payable to Lord Abbett for managing the Fund's assets. In addition, Lord Abbett provides certain administrative services to the Fund for which it receives additional compensation. See "The Funds – Management" for more information.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$99	$309	$536	$1,190

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
8

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

OBJECTIVE

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

PRINCIPAL STRATEGY

To pursue this objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index, a widely-used benchmark for large-cap stock performance. The market capitalization range of the Russell 1000® Index as of June 30, 2008, following its annual reconstitution, was $800 million to $465.7 billion. This range varies daily. Equity securities in which the Fund may invest include common stocks (including income-producing stocks), convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Fund invests in the full spectrum of large companies including those with value or growth characteristics. In selecting investments, the Fund

We, the Fund, or Classic Stock Fund refers to the Lord Abbett Classic Stock Fund (formerly known as the Large Cap Core Fund), a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated objective; although, as with all mutual funds, it cannot guarantee results.
Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.
Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.
Multinational companies are those companies that conduct their business operations and activities in more than one country.
Value stocks are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.
Growth stocks generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

THE FUNDS
9

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

uses a bottom-up investment research approach that combines both value and growth investment styles. The Fund attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Fund focuses on securities that are selling at reasonable prices in relation to our assessment of their potential value, and on securities that we believe have expected earnings growth potential and consistency that may not be recognized by the market at large.

The Fund may sell a security if it no longer meets the Fund's investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer's competitive position or financial condition, changes in the outlook for the issuer's industry, and the Fund's valuation target for the security.

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse economic, market, political or other conditions that are unfavorable for investors, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor

A bottom-up investment research approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

THE FUNDS
10

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS
11

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart and table below show performance of the Fund during periods when the Fund followed predominantly a large cap value investment approach. Starting in 2004, the Fund adopted its present investment approach, which combines both value and growth investment styles.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 2nd Q '03 +18.67%  Worst Quarter 4th Q '08 -19.82%

SYMBOL:
CLASS I	LARYX

THE FUNDS
12

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

The table below shows how the average annual total returns of the Fund's Class I shares compared to those of two broad-based securities market indices.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs").

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	5 Years	Life of Class(1)
Class
Class I Shares Return Before Taxes(2)	-30.95%	-0.27%	1.33%
Return After Taxes on Distributions	-31.11%	-0.91%	0.70%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-19.92%	-0.09%	1.08%
Index
Russell 1000® Index(3)	-37.60%	-2.04%	-2.10%
S&P 500® Index(3)	-37.00%	-2.19%	-2.46%

  (1)  The date of inception of performance for Class I shares was 5/3/1999.

  (2)  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (3)  The indices include reinvestment of dividends but do not include deductions for fees, expenses, or taxes. The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

THE FUNDS
13

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)	0.70%
Other Expenses(2)	0.28%
Total Operating Expenses(3)	0.98%

  (1)  "Management Fees" are payable to Lord Abbett for managing the Fund's assets. In addition, Lord Abbett provides certain administrative services to the Fund for which it receives additional compensation. See "The Funds – Management" for more information.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (3)  Lord Abbett is voluntarily reimbursing a portion of the Fund's total operating expenses so that the Fund's net operating expenses do not exceed an aggregate annual rate of 0.63% of average daily net assets for Class I shares. Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$100	$312	$542	$1,201

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
14

GROWTH OPPORTUNITIES FUND

OBJECTIVE

The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGY

To pursue this objective, the Fund normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index, a widely-used benchmark for mid-cap stock performance. The market capitalization range of the Russell Midcap® Index as of June 30, 2008, following its annual reconstitution, was $800 million to $20.5 billion. This range varies daily. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Fund follows a growth style of investing, which means that we favor companies that show the potential for strong revenue and earnings growth. The Fund looks for mid-sized companies using:

•  Fundamental research to identify companies likely to produce superior returns over a two- to five-year period, by analyzing the dynamics in each company within its industry and within the economy

•  Quantitative research to identify companies with superior growth possibilities

The Fund may sell a security if it no longer meets the Fund's investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer's competitive position or financial condition, changes in the outlook for the issuer's industry, and the Fund's valuation target for the security.

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse economic, market,

We, the Fund, or Growth Opportunities Fund refers to the Lord Abbett Growth Opportunities Fund, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated objective; although, as with all mutual funds, it cannot guarantee results.

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GROWTH OPPORTUNITIES FUND

political or other conditions that are unfavorable for investors, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. Reduced liquidity subjects mid-sized company stocks to greater price fluctuations than larger company stocks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

Growth stocks generally exhibit faster than average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

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GROWTH OPPORTUNITIES FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '99 +46.37%  Worst Quarter 4th Q '08 -22.70%

SYMBOL:
CLASS I	LMGYX

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GROWTH OPPORTUNITIES FUND

The table below shows how the average annual total returns of the Fund's Class I shares compared to those of two broad-based securities market indices.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs").

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class
Class I Shares Return Before Taxes(1)	-38.08%	-1.05%	2.49%
Return After Taxes on Distributions	-38.46%	-2.04%	1.94%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-24.25%	-0.81%	2.17%
Index
Russell Midcap® Growth Index(2)	-44.32%	-2.33%	-0.19%
S&P MidCap 400/Citigroup Growth Index(2)	-37.61%	-0.61%	2.88%

  (1)  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (2)  The indices include reinvestment of dividends but do not include deductions for fees, expenses, or taxes. The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

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GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)	0.80%
Other Expenses(2)	0.42%
Total Operating Expenses(3)	1.22%

  (1)  "Management Fees" are payable to Lord Abbett for managing the Fund's assets. In addition, Lord Abbett provides certain administrative services to the Fund for which it receives additional compensation. See "The Funds – Management" for more information.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (3)  Lord Abbett is voluntarily reimbursing a portion of the Fund's total operating expenses so that the Fund's net operating expenses do not exceed an aggregate annual rate of 1.20% of average daily net assets for Class I shares. Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$124	$387	$670	$1,477

Your expenses would be the same if you did not redeem your shares.

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SMALL CAP VALUE FUND

OBJECTIVE

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

To pursue this objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index, a widely-used benchmark for small-cap stock performance. The market capitalization range of the Russell 2000® Index as of June 30, 2008, following its annual reconstitution, was $56 million to $3.9 billion. This range varies daily. The equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Fund attempts to invest in the securities of smaller, less well-known companies selling at reasonable prices in relation to our assessment of their potential value. The Fund chooses stocks using:

•  Quantitative research to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to the company's book value, its sales, the value of its assets, its earnings and cash flow.

•  Fundamental research to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

The Fund may sell a security if it no longer meets the Fund's investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer's competitive position or financial condition, changes in the outlook for the issuer's industry, and the Fund's valuation target for the security.

We, the Fund, or Small Cap Value Fund refers to the Small-Cap Value Series, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated objective; although, as with all mutual funds, it cannot guarantee results.

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SMALL CAP VALUE FUND

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse economic, market, political or other conditions that are unfavorable for investors, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in the prices of small company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

Value stocks are stocks of companies we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

Small company stocks are stocks of small companies, which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.

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SMALL CAP VALUE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 2nd Q '99 +23.06%  Worst Quarter 4th Q '08 -24.06%

SYMBOL:
CLASS I	LRSYX

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SMALL CAP VALUE FUND

The table below shows how the average annual total returns of the Fund's Class I shares compared to those of two broad-based securities market indices.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs").

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class
Class I Shares Return Before Taxes(1)	-30.85%	5.25%	10.20%
Return After Taxes on Distributions	-30.92%	3.51%	8.85%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-19.96%	4.49%	8.88%
Index
Russell 2000® Index(2)	-33.79%	-0.93%	3.02%
Russell 2000® Value Index(2)	-28.92%	0.27%	6.11%

  (1)  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (2)  The indices include reinvestment of dividends but do not include deductions for fees, expenses, or taxes. The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

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SMALL CAP VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.73%
Other Expenses(2)	0.20%
Total Operating Expenses	0.93%

  (1)  "Management Fees" are payable to Lord Abbett for managing the Fund's assets. In addition, Lord Abbett provides certain administrative services to the Fund for which it receives additional compensation. See "The Funds – Management" for more information.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$95	$296	$515	$1,143

Your expenses would be the same if you did not redeem your shares.

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ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that the Funds may use and some of the risks associated with those techniques. The composition of each Fund's portfolio and the techniques that each Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Funds may use each of the techniques described below at all times, at some times, or not at all.

Adjusting Investment Exposure. Each Fund will be subject to the risks associated with its investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

Convertible Securities. Each Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Depositary Receipts. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

Foreign Securities. Capital Structure Fund may invest up to 20%, and each of Classic Stock Fund, Growth Opportunities Fund, and Small Cap Value Fund may invest up to 10%, of its net assets in foreign securities that are primarily traded outside the United States. These limitations do not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the

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securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Listed Options on Securities. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Funds is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

Mid-Sized and Small-Company Stocks. Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. Reduced liquidity subjects mid-sized and small-company stocks to greater price fluctuations than larger company stocks.

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Risks of Options. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an over-the-counter ("OTC") contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Mortgage-Related and Other Asset-Backed Securities. Capital Structure Fund may invest in mortgage-related securities and also may invest in other asset-backed securities. The value of these securities is particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate will thus affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

As a result of the current extreme volatility in the fixed-income and credit markets, certain debt securities are experiencing greater illiquidity, increased price volatility, credit downgrades, and increased likelihood of default. The increased illiquidity, volatility and risk of default associated with these securities, and the continuing market turmoil, may have an adverse effect on the prices of certain mortgage-related and other asset-backed securities held by the Fund.

Portfolio Turnover Rate. The Growth Opportunities Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and may be expected to have a portfolio turnover rate in excess of 100%. For the last fiscal year, the rate was 123.95% for Growth Opportunities Fund. This rate varies from year to year. High portfolio turnover increases transaction costs and may increase taxable capital gains.

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Senior Loans. Capital Structure Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities ("Borrowers"). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate ("LIBOR") or the prime rate as set by the Federal Reserve ("Prime Rate"). Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower's capital structure or share the senior position with the Borrower's other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower's assets in the event of default. Senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

The senior loans in which Capital Structure Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

Swap and Similar Transactions. Capital Structure Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. It is not currently expected that these transactions will be a principal strategy of the Fund.

Information on Portfolio Holdings. The Funds' annual and semiannual reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedules of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

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In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.lordabbett.com under the relevant Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geopolitical, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the statement of additional information.

MANAGEMENT

Board of Directors. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

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Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Funds' semiannual report to shareholders for each six-month period ended May 31.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $65 billion in 53 mutual funds and other advisory accounts as of January 30, 2009.

Portfolio Managers. Each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. The statement of additional information contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Capital Structure Fund. The team is headed by Christopher J. Towle, Partner and Director. Mr. Towle joined Lord Abbett in 1987 and has been a co-Portfolio Manager of the Fund since its inception in 2001. Assisting Mr. Towle are Daniel H. Frascarelli, Partner and Director, and Todor Petrov, Portfolio Manager, who both joined the team in 2008. Mr. Frascarelli joined Lord Abbett in 1990 and has served as a portfolio manager for several other investment strategies since 1993. Mr. Petrov joined Lord Abbett in 2003 and was formerly an Associate Portfolio Manager at Credit Suisse Asset Management. Messrs. Towle, Frascarelli, and Petrov are jointly and primarily responsible for the day-to-day management of the Fund.

Classic Stock Fund. The team is headed by Daniel H. Frascarelli, Partner and Director. Mr. Frascarelli joined Lord Abbett in 1990 and has been a team member since 2005. Mr. Frascarelli has served as a portfolio manager for several other investment strategies since 1993. Assisting Mr. Frascarelli is Randy Reynolds, Portfolio Manager. Mr. Reynolds joined the team in 2004 after having started with Lord Abbett in 1999. Mr. Reynolds has served as a quantitative and research analyst for several investment strategies. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of the Fund.

Growth Opportunities Fund. The team is headed by Paul J. Volovich, Partner and Director. Mr. Volovich joined the team in 2008 after having started with Lord Abbett in 1997. Mr. Volovich has served as a quantitative analyst, research analyst, and portfolio manager for several other investment strategies. Assisting Mr. Volovich is David J. Linsen, Portfolio Manager, who joined the team in 2008. Mr. Linsen joined Lord Abbett in 2001 and has served as a research analyst for the

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Fund since that time. Messrs. Volovich and Linsen are jointly and primarily responsible for the day-to-day management of the Fund.

Small Cap Value Fund. Gerard S.E. Heffernan, Jr., Partner and Director, is primarily responsible for the day-to-day management of the Fund. Mr. Heffernan joined Lord Abbett in 1998 as a research analyst supporting the Fund. He assumed the additional role as the portfolio manager for the firm's micro-cap value strategy since its inception in 1999. Mr. Heffernan has been the portfolio manager for the Fund since 2009.

Management Fee. Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each management fee is accrued daily and payable monthly.

Lord Abbett is entitled to the following management fee for Capital Structure Fund as calculated at the following annual rate:

0.75% on the first $1 billion of average daily net assets;
0.70% on the next $1 billion of average daily net assets; and
0.65% on average daily net assets over $2 billion.

For the fiscal year ended November 30, 2008, the fee paid to Lord Abbett was at an effective annual rate of 0.73% of the Capital Structure Fund's average daily net assets.

Lord Abbett is entitled to the following management fee for Classic Stock Fund as calculated at the following annual rate:

0.70% on the first $1 billion of average daily net assets;
0.65% on the next $1 billion of average daily net assets; and
0.60% on average daily net assets over $2 billion.

For the fiscal year ended November 30, 2008, the fee paid to Lord Abbett was at an effective annual rate of 0.70% of the Classic Stock Fund's average daily net assets.

Lord Abbett is entitled to the following management fee for Growth Opportunities Fund as calculated at the following annual rate:

0.80% on the first $1 billion of average daily net assets;
0.75% on the next $1 billion of average daily net assets;
0.70% on the next $1 billion of average daily net assets; and
0.65% on average daily net assets over $3 billion.

For the fiscal year ended November 30, 2008, the fee paid to Lord Abbett was at an effective annual rate of 0.80% of the Growth Opportunities Fund's average daily net assets.

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Lord Abbett is entitled to the following management fee for Small Cap Value Fund as calculated at the following annual rate:

0.75% on the first $2 billion of average daily net assets; and
0.70% on average daily net assets over $2 billion.

For the fiscal year ended November 30, 2008, the fee paid to Lord Abbett was at an effective annual rate of 0.73% of the Small Cap Value Fund's average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the statement of additional information.

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YOUR INVESTMENT

INFORMATION ON THE AVAILABILITY OF SMALL CAP VALUE FUND

Small Cap Value Fund (all share classes) continues to be available for purchase by existing investors; however, the Fund is not available for purchase by new investors – other than as described below. Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Retirement and Benefit Plans currently offering shares of Small Cap Value Fund as an investment option may continue to permit new participants to purchase shares of the Fund. New investors through certain existing Fee-Based Programs are permitted to invest in the Fund. In addition, certain group annuity programs currently offering shares of Small Cap Value Fund as an investment option may continue to permit new program participants to purchase shares of the Fund, including in one case purchases of shares by IRA rollover accounts derived from such a program. Such investments may be made for limited periods of time or indefinitely, depending on the program.

As described more fully in the statement of additional information, the Fund is available through certain financial intermediaries that are identified in the statement of additional information ("Specified Intermediaries") in connection with purchases by Retirement and Benefit Plans that do not include the Fund among their available investment options as of the date of this prospectus, provided that the Specified Intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor LLC relating to the availability of such accounts. In certain cases, the Fund also may accept new, non-Retirement and Benefit Plan investors through one or more programs available through a Specified Intermediary or one of its affiliates.

As used in the section "Your Investment," except in the subsection "Distributions and Taxes," the term "Fund" refers to each of the Funds described in this prospectus unless explicitly stated otherwise.
Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include IRAs, unless explicitly stated elsewhere in the prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth, and Education IRAs
• SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans
Fee-Based Programs include Fee-Based Advisory Programs and Fee-in-Lieu-of-Commission Programs sponsored or offered by Financial Intermediaries. In Fee-Based Advisory Programs, a Financial Intermediary provides a fee-based investment advisory program or service (including mutual fund wrap programs). In Fee-in-Lieu-of-Commission Programs, a Financial Intermediary bundles together a suite of services, such as brokerage, investment advice, research, and account management, and the client pays a fee based on the total asset value of the client's account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

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Please contact Lord Abbett Distributor LLC with any questions regarding eligibility to invest in the Fund.

AVAILABILITY OF CLASS I SHARES

Who May Invest? Class I shares are currently available for purchase by the following entities:

•  Registered investment advisers ("Adviser") investing on behalf of clients, provided that the Adviser:

(i)  is not affiliated or associated with a broker or dealer primarily engaged in the retail securities business ("Broker-Dealer");

(ii)  derives its compensation for its services exclusively from its clients for such advisory services; and

(iii)  has entered into an appropriate agreement with the Fund and/or Lord Abbett Distributor LLC for such purchases.

•  Institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $10 million, that were not introduced to Lord Abbett by persons associated with a Broker-Dealer.

•  Each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as a fund of funds.

In addition, Class I shares may be available for purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with and agreeable to the Fund and/or Lord Abbett Distributor specifically for such purchases. Financial Intermediaries should contact Lord Abbett Distributor to determine whether the Financial Intermediary may be eligible for such purchases.

How Much Must You Invest? You may buy Fund shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients.
Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.
Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

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dealer or send the money to the Fund (P.O. Box 219336, Kansas City, MO 64121). The minimum initial investment is $1 million, except for (1) certain purchases through or by Financial Intermediaries or Advisers that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

PURCHASES

Proper Form. You may purchase Class I shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. No sales charges apply. An initial purchase order submitted directly to the Fund, or the Fund's authorized agent (or the agent's designee), must contain: (1) a completed application with all applicable requested information; and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or its transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 888-522-2388.

See "Procedures Required by the USA PATRIOT Act" for more information.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the New York Stock Exchange ("NYSE"), or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. To open an account, call 888-666-0022, Institutional Trading Department, to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class I shares and include

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your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class I shares and include your account number and your name.

REDEMPTIONS

Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving retirement plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 888-522-2388.

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. If you have direct account access privileges, you may redeem $50,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

Online. If you have direct account access privileges, you may submit a redemption request online by logging onto www.lordabbett.com and entering your account information and personal identification data.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

If you have direct account access privileges, redemption proceeds may be paid by electronic transfer via an automated clearing house ("ACH") deposit to your bank account on record with the Fund; otherwise, normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

Telephone and Online Transactions. For your security, telephone and online transactions requests are recorded. We will take measures to verify the identity of the person calling or submitting a request online, such as asking for your name, account number, personal identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone or online that it reasonably believes to be genuine.

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If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•  a redemption check payable to anyone other than the shareholder(s) of record;

•  a redemption check to be mailed to an address other than the address of record;

•  a redemption check payable to a bank other than the bank we have on file; or

•  a redemption for $50,000 or more.

By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Department (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio, although it is not expected that the Fund would do so except in unusual circumstances. Redemptions in kind will consist of liquid securities valued in accordance with the Fund's pricing procedures as described in this prospectus. If the Fund pays your redemption proceeds by a distribution of securities, you may incur transaction costs and tax liability and will bear market risks until the securities are converted into cash.

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
• In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

• In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

Each Fund expects to pay dividends from its net investment income as follows: quarterly for Capital Structure Fund, semiannually for Classic Stock Fund, and annually for Growth Opportunities Fund and Small Cap Value Fund. Each Fund expects to distribute any of its net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. Retirement plan accounts may not receive distributions in cash.

For U.S. federal income tax purposes, a Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However,

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distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

OTHER SERVICES FOR FUND INVESTORS

Telephone and Online Purchases and Redemptions. Shareholders, other than shareholders who hold their shares in an account maintained by a broker-dealer, may have direct account access privileges with the Fund, which allows shareholders to purchase or redeem shares by telephone or online. For new accounts, you may obtain direct account access privileges by completing the account application (including providing your bank information) and indicating that you wish to have telephone or online trading privileges. For existing accounts, you may obtain telephone or online trading privileges by submitting an application for ACH electronic funds transfer.

Transactions by telephone or online may be difficult to submit during times of drastic economic or market changes or during other times where communications may be difficult. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•  Security. The Fund and its service providers employ verification and security measures for your protection. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•  Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

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•  No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a transaction submitted once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

•  Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

•  Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your account to cover such losses, fees and expenses.

Telephone Exchange Privilege. Class I shares may be exchanged without a service charge for Class I shares of any Eligible Fund among the Lord Abbett-sponsored funds.

Account Statements. Every investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Exchange Limitations. As described under "Your Investment – Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Funds and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.
Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering Class I shares.

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OTHER INFORMATION FOR FUND INVESTORS

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Other Information for Fund Investors – Pricing of Fund Shares."

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is

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likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a Fee-Based Program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account.

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The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will

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notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may

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liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next business day's NAV. In the case of purchase, redemption, or exchange orders placed through your Financial Intermediary, when acting as the Fund's authorized agent (or the agent's designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued under fair value procedures approved by and administered under the supervision of the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The

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Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and out of its own resources (including revenues from advisory fees) and without additional cost to the Fund or the Fund's shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this prospectus. The payments may be for activities including but not limited to the following:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

YOUR INVESTMENT
46

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes;

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges"); and/or

•  any other permissible activity that Lord Abbett or Lord Abbett Distributor, in its sole discretion, believes would facilitate sales of Fund shares.

Some of these payments are sometimes called "revenue sharing" payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the Financial Intermediary's sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary's sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients' accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund's assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer's costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the amount of any additional payments to Dealers. These factors include, but are not limited to, the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or

YOUR INVESTMENT
47

advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups most Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The tiered payments generally range from 0.02% to 0.10% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments generally ranging from 0.05% to 0.15% of the related Lord Abbett Funds' assets and/or sales. However, Lord Abbett or Lord Abbett Distributor from time to time may pay revenue sharing in excess of these amounts to cultivate new relationships with Dealers it believes have the potential to sell significant amounts of Fund shares. In such cases, Lord Abbett expects that over time, as these relationships grow, the amount of revenue sharing paid to such Dealers would conform to levels that fall within the ranges described above. The payments may not include payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. On occasion, Lord Abbett also may make payments to Dealers on a basis unrelated to its assessment of the prospects for a long-term distribution relationship. Not all Dealers receive revenue sharing payments and the amount of revenue sharing may vary for different Dealers. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's method of calculating revenue sharing payments may be different from the methods that the Dealers use.

Please refer to the Fund's statement of additional information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

YOUR INVESTMENT
48

The Fund's portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your Financial Intermediary provides these services, Lord Abbett or the Fund may compensate the Financial Intermediary for these services. In addition, your Financial Intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate Financial Intermediaries for such services.

YOUR INVESTMENT
49

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which would otherwise provide these services.

Financial Intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion above and in the Fund's statement of additional information. You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

YOUR INVESTMENT
50

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds' Class I performance for the fiscal years indicated. "Total Return" shows how much your investment in the Funds would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds' independent registered public accounting firm, in conjunction with their annual audits of the Funds' financial statements. Financial statements and the Reports of Independent Registered Public Accounting Firm thereon appear in the 2008 annual reports to shareholders and are incorporated by reference in the statement of additional information, which is available upon request. Certain information reflects financial results for a single Fund share.

FINANCIAL INFORMATION
51

CAPITAL STRUCTURE FUND
(formerly America's Value Fund)

FINANCIAL HIGHLIGHTS

	Class I Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.56	$13.62	$12.50	$12.18	$10.33
Investment operations:
Net investment income(a)	.45	.41	.37	.35	.45
Net realized and unrealized gain (loss)	(4.28)	.35	1.29	.44	1.66
Total from investment operations	(3.83)	.76	1.66	.79	2.11
Distributions to shareholders from:
Net investment income	(.49)	(.40)	(.40)	(.40)	(.26)
Net realized gain	(.54)	(.42)	(.14)	(.07)	—
Total distributions	(1.03)	(.82)	(.54)	(.47)	(.26)
Net asset value, end of year	$8.70	$13.56	$13.62	$12.50	$12.18
Total Return(b)	(30.24)%	5.67%	13.75%	6.64%	20.72%
Ratios to Average Net Assets:
Expenses, including expense reductions	.97%	.96%	.98%	.99%	1.09%
Expenses, excluding expense reductions	.97%	.96%	.98%	.99%	1.09%
Net investment income	3.97%	2.98%	2.95%	2.89%	3.74%
Supplemental Data:
Net assets, end of year (000)	$197,714	$271,015	$10,342	$2,897	$640
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return assumes the reinvestment of all distributions.

FINANCIAL INFORMATION
52

CLASSIC STOCK FUND
(formerly Large Cap Core Fund)

FINANCIAL HIGHLIGHTS

	Class I Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$33.08	$30.76	$28.74	$28.50	$24.93
Investment operations:
Net investment income(a)	.31	.26	.29	.24	.93
Net realized and unrealized gain (loss)	(10.01)	3.41	3.01	1.11	2.77
Total from investment operations	(9.70)	3.67	3.30	1.35	3.70
Distributions to shareholders from:
Net investment income	(.26)	(.27)	(.18)	(.27)	(.13)
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	—
Total distributions	(2.39)	(1.35)	(1.28)	(1.11)	(.13)
Net asset value, end of year	$20.99	$33.08	$30.76	$28.74	$28.50
Total Return(b)	(31.53)%	12.40%	11.92%	4.83%	14.89%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.95%	.95%	.95%	.95%	.93%
Expenses, including expense reductions and expenses reimbursed	.95%	.95%	.95%	.95%	.93%
Expenses, excluding expense reductions and expenses reimbursed	.98%	.96%	.98%	.98%	1.07%
Net investment income	1.13%	.84%	.99%	.84%	3.35%
Supplemental Data:
Net assets, end of year (000)	$174,231	$221,345	$202,879	$135,677	$12,991
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return assumes the reinvestment of all distributions.

FINANCIAL INFORMATION
53

GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	Class I Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$24.56	$22.55	$21.57	$19.52	$18.09
Investment operations:
Net investment loss(a)	(.08)	(.12)	(.07)	(.12)	(.15)
Net realized and unrealized gain (loss)	(8.21)	4.12	1.70	2.17	1.58
Total from investment operations	(8.29)	4.00	1.63	2.05	1.43
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	—	—
Net asset value, end of year	$13.42	$24.56	$22.55	$21.57	$19.52
Total Return(b)	(38.12)%	19.24%	7.73%	10.50%	7.90%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.20%	1.18%	1.19%	1.20%	1.37%
Expenses, including expense reductions and expenses reimbursed	1.20%	1.18%	1.19%	1.20%	1.37%
Expenses, excluding expense reductions and expenses reimbursed	1.23%	1.19%	1.22%	1.23%	1.37%
Net investment loss	(.41)%	(.55)%	(.32)%	(.60)%	(.80)%
Supplemental Data:
Net assets, end of year (000)	$23,175	$17,965	$19,631	$8,901	$6,312
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return assumes the reinvestment of all distributions.

FINANCIAL INFORMATION
54

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

	Class I Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$34.75	$36.00	$32.46	$30.36	$26.23
Investment operations:
Net investment income(a)	.13	.14	.08	.02	.10
Net realized and unrealized gain (loss)	(10.55)	3.14	6.33	4.73	5.67
Total from investment operations	(10.42)	3.28	6.41	4.75	5.77
Distributions to shareholders from:
Net investment income	(.14)	—	—	—	—
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Total distributions	(4.95)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$19.38	$34.75	$36.00	$32.46	$30.36
Total Return(b)	(34.77)%	10.42%	21.53%	17.14%	23.40%
Ratio to Average Net Assets:
Expenses, including expense reductions	.93%	.93%	.93%	.96%	1.00%
Expenses, excluding expense reductions	.93%	.93%	.93%	.96%	1.00%
Net investment income	.48%	.43%	.25%	.05%	.38%
Supplemental Data:
Net assets, end of year (000)	$942,604	$1,227,169	$1,045,397	$632,444	$304,763
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

  (a)  Calculated using average shares outstanding during the year.

  (b)  Total return assumes the reinvestment of all distributions.

FINANCIAL INFORMATION
55

NOTES:

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.
By mail. Write to the Funds at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Funds' annual and semiannual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year. The reports are available, free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Research Fund, Inc.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC

LARF-I-1
(7/09)

SEC File Number: 811-06650

LORD ABBETT

April 1, 2009
Statement of Additional Information	(as revised July 1, 2009)

LORD ABBETT RESEARCH FUND

Lord Abbett Capital Structure Fund (formerly America’s Value Fund)

Lord Abbett Classic Stock Fund (formerly Large Cap Core Fund)

Lord Abbett Growth Opportunities Fund

Lord Abbett Small Cap Value Fund

(Class A, B, C, F, P, R2, and R3 Shares)

This statement of additional information (“SAI”) is not a prospectus.  A prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973.  This SAI relates to, and should be read in conjunction with, the prospectus for the Lord Abbett Research Fund – Lord Abbett Capital Structure Fund, formerly Lord Abbett America’s Value Fund (“Capital Structure Fund”), Lord Abbett Classic Stock Fund, formerly Lord Abbett Large-Cap Core Fund (“Classic Stock Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Small-Cap Value Series (“Small Cap Value Fund”) (each individually a “Fund” or, collectively, the “Funds”), dated April 1, 2009 as revised on July 1, 2009.  Certain capitalized terms used throughout this SAI are defined in the Funds’ prospectus.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388.  The Funds’ annual and semiannual reports to shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388.  In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Research Fund, Inc. (the “Company”) was incorporated in Maryland on April 6, 1992.  The Company has 1,930,000,000 shares of authorized capital stock, $0.001 par value.  The Company has four funds or series (each a “Fund”), all of which are offered by this SAI:  Capital Structure Fund, Classic Stock Fund, Growth Opportunities Fund, and Small Cap Value Fund. The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”).  Each Fund consists of eight classes of shares: Class A, B, C, F, I, P, R2, and R3 shares.  The Board of Directors (the “Board”) will allocate the authorized shares of capital stock among the classes from time to time.  Only shares of Class A, B, C, F, P, R2, and R3 shares are offered by this SAI.  The Funds’ Class I shares are described in a separate SAI.

Lord Abbett Capital Structure Fund was formerly known as Lord Abbett America’s Value Fund and changed its name effective July 1, 2009. Lord Abbett Classic Stock Fund was formerly known as Lord Abbett Large-Cap Core Fund and changed its name effective July 1, 2009.

The Small Cap Value Fund is not available for purchase by new investors other than as described in the Prospectus under the section “Your Investment – Information on the Availability of Small Cap Value Fund” and as described below under “Purchases, Redemptions, Pricing and Payments to Dealers – Information on the Availability of Small Cap Value Fund.”

2.

Investment Policies

Fundamental Investment Restrictions.  Each Fund’s investment objective in the prospectus cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”(1) Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Each Fund may not:

(1)

borrow money, except that (i) it may borrow from banks(2) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;(3)

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);(4)

(3)

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)

make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(1)           A “majority of a Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

(2)           The term “bank” includes depository institutions, foreign banks, and member banks of the Federal Reserve System, among others.

(3)           Securities and Exchange Commission (“SEC”) staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

(4)           Current federal securities laws prohibit a Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above.  For the purpose of this restriction the deposit of assets in a segregated account with a Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

2

(5)

buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)

with respect to 75% of each Fund’s gross assets, buy securities of one issuer representing more than (i) 5% of each Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

(7)	invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

(8)	issue senior securities to the extent such issuance would violate applicable law.(5)

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions. In addition to each Fund’s investment objective in the prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)

invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)	invest in securities issued by other investment companies except to the extent permitted by applicable law. (6) The Funds may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act;

(4)

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)

invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its prospectus and SAI, as they may be amended from time to time; or

(7)	buy from or sell to any of the Company’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners or employees, any securities other than Company shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the second and fourth non-fundamental restrictions, with which each Fund must comply at the time of purchase.  A Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities, however, in these situations the Fund will take appropriate measures to reduce the percent of its assets invested in illiquid securities.

(5)           Current federal securities laws prohibit a Fund from issuing senior securities (which generally are defined as securities representing indebtedness) except that a Fund may borrow money from banks in amounts of up to 33 1/3% of its total assets.

(6)           Under current federal securities laws, a Fund may not acquire more than 3% of the voting shares of any other investment company, invest more than 5% of the Fund’s total assets in securities of any one investment company, or invest more than 10% of the Fund’s total assets in securities of all investment companies.

3

Portfolio Turnover Rate.  For the fiscal years ended November 30, 2008 and 2007, the portfolio turnover rates for each Fund were as follows:

Fund	2008	2007
Capital Structure Fund	54.70%	26.32%
Classic Stock Fund	36.96%	44.97%
Growth Opportunities Fund	123.95%	101.25%
Small Cap Value Fund	77.87%	61.44%

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with some investments and techniques.  The composition of a Fund’s portfolio and the investments and techniques that a Fund uses in seeking its investment objective and employing its investment strategies will vary over time.  Each Fund may use each of the investments and techniques described below at all times, at some times or not at all.

Borrowing Money.  Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses. A Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total assets.

Convertible Securities.  Each Fund may invest in convertible securities.  Convertible securities are preferred stocks or debt obligations that are convertible into common stock.  Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities.  They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.  Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates.  The market value of convertible securities tends to decline as interest rates increase.  If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock.  In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

Debt Securities. In accordance with each Fund’s investment objectives and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper, and pass-through instruments.  The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition.  When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the prospectus) assigns such a rating to the security or if Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment adviser, determines the security to be of such quality.

Depositary Receipts.  Each Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts.  ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.  Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.  ADRs are not considered to be foreign securities for purposes of each Fund’s limitation on investments in foreign securities.

Foreign Currency Transactions.  In accordance with each Fund’s investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates.  The Funds may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or over-the-counter (“OTC”) options on currencies, and currency futures and options on currency futures (collectively, “Foreign Exchange”).  Currently, the Funds generally do not intend to hedge most currency risks.

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Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot foreign exchange transactions are similar but require current, rather than future, settlement.  Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts.  Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.  The Funds may engage in transactions in options on currencies either on exchanges or OTC markets.

Each Fund will not speculate in Foreign Exchange transactions.  Accordingly, each Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, that are denominated in such currency.  Each Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a “cross-hedge”).  Each Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks.  Although the Funds will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds’ hedging strategies will be ineffective.  To the extent that the Funds hedge against anticipated currency movements that do not occur, the Funds may realize losses.  Foreign Exchange transactions may subject the Funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument.  If the Funds cross-hedge, the Funds will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.

Foreign Securities.  Each Fund may invest in foreign securities in accordance with its investment objectives and policies.  Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

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Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•

Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•

Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

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Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

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With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

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Futures Contracts and Options on Futures Contracts.  Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.  Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs.  Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

•

While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

•

Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

•	The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value.

•	As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•	Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	The counterparty to an OTC contract may fail to perform its obligations under the contract.

Stock Index Futures.  Although the Funds have no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount — established by an exchange or board of trade – times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written.  The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index.  Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract.  If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio.  Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position).  Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under “Futures Contracts and Options on Futures Contracts.”  To date, the Funds have not entered into any stock index futures contracts and have no present intention to do so.

High-Yield or Lower-Rated Debt Securities.  Capital Structure Fund may invest up to 30% of its assets in high-yield debt securities. High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

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•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.  The Funds do not have any minimum rating criteria applicable to the fixed income securities in which they invest.

Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.  Illiquid securities include:

•	Securities that are not readily marketable.

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•

Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies.  The Funds may invest in securities of other investment companies subject to the limitations prescribed by the Act and the rules adopted by the SEC thereunder, except that a Fund cannot operate as a fund-of-funds in reliance on Sections 12(d)(1)(F) and (G) of the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on any Fund investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.  Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests.  Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index.  A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of such securities may not perfectly parallel the price movement of the underlying index.  An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

Each Fund may invest in foreign countries through investment companies.  Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized.  In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

Listed Options on Securities.  Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies.  A “call option” is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A

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“covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option.  Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities.  During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium).  Each Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.  A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the portfolio manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options.  Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund’s net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund’s portfolio securities, the Fund may incur losses.  The use of options can also increase a Fund’s transaction costs.

Mortgage-Related and Other Asset-Backed Securities.  In accordance with its investment objective and policies, Capital Structure Fund may invest in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, mortgage-related securities provide a monthly payment that consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. When the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund.

Government National Mortgage Association.  The principal governmental guarantor of mortgage-related securities is the “GNMA.” GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan

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institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity.  Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive

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principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

To Be Announced “TBA” Sale Commitments. The Fund may enter into TBA sale commitments to sell mortgage backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Stripped Mortgage-Backed Securities (“SMBS”).  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money.  The value of a PO class generally increases as interest rates decline and prepayment rates rise.  The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities.  The Fund may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities.

Preferred Stock, Warrants and Rights.  Each Fund may invest in preferred stock, warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders but after bond holders and other creditors.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Investments in preferred stock present market and liquidity risks.  The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant.  Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class or of a different issuer.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  The value of a warrant or right may not necessarily change with the value of the underlying securities.  Warrants and rights cease to have value if they are not exercised prior to their expiration date.  Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security.  Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).  Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

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The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them.  Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks.  Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements.  Each Fund may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price.  Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).  This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold.  Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.  Each Fund will attempt to minimize this risk by managing its duration.  Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending.  Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker-dealers.  These loans may not exceed 30% of a Fund’s total assets.  Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned.  A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Securities lending involves the risk that the borrower will fail to return the securities in a timely manner or at all. Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

Senior Loans. Capital Structure Fund may invest up to 10% of its net assets in Senior Loans.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

Capital Structure Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Capital Structure Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation.  If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons

11

interpositioned between such Loan Investors and the Fund with respect to such Participations likely will conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Capital Structure Fund intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by Lord Abbett to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, the Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent as to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. Capital Structure Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Short Sales.  Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Structured Securities.  Capital Structure Fund may invest up to 5% of its net assets in structured securities.  Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference”), or to relative changes in two or more References.  The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events.  Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity.  The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.  Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index.  The Fund could lose more than the principal amount invested.

Swap and Similar Transactions.  Capital Structure Fund may enter into swap transactions for hedging or for investment purposes.  A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices.  The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, the  Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a

12

specified index) on the same notional amount.  Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, the Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, the Fund may agree to provide such credit protection in exchange for receiving the premium payments.

In a total return swap, the Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, the Fund may also be required to pay an amount equal to that decline in value to its counterparty.  The Fund may also be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation.

The Fund may also purchase and write (sell) options contracts on swaps, commonly known as “swaptions.”  A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

Capital Structure Fund also may purchase or sell interest rate caps, floors and collars.  The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate.  The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them.

Because these arrangements are bi-lateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other.  In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.  However, the Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide.  Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Fund.

Temporary Defensive Investments.  As described in the prospectus, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive securities include:

•	U.S. Government Securities.

•

Commercial paper.  Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is issued in bearer form with maturities generally not exceeding nine months.  Commercial paper obligations may include variable amount master demand notes.

•

Bank certificates of deposit and time deposits.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan.  They are issued for a definite period of time and earn a specified rate of return.

•

Bankers’ acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligations both of the bank and of

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the drawer to pay the face amount of the instrument upon maturity.  They are primarily used to finance the import, export, transfer or storage of goods.  They are “accepted” when a bank guarantees their payment at maturity.

•	Repurchase agreements.

U.S. Government Securities.  Each Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises.  Each Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development.  Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions.  Although Fannie Mae, Freddie Mac, Farmer Mac and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

When-Issued or Forward Transactions.  Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.  The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary.  During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in order to pay for the commitment.  There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed-income when-issued securities.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand.  Except as noted below, the Funds do not provide the Funds’ portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.lordabbett.com or otherwise.  The exceptions are as follows:

1.

The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Funds one day following each calendar period-end.  The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

2.

The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end; and

3.

The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Funds’ officers, in compliance with policies and procedures adopted by the Board.

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Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes.  The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities.  In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information.  However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings.

In addition and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds’ portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Funds that have investment objectives and requirements that may be substantially similar to the Funds’.  Such clients also may have portfolios consisting of holdings substantially similar to the Funds’ holdings.  Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement.  It is possible that any such client could trade ahead of or against the Funds based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett.  In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice. To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund Portfolio Information Recipients.  Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

3.

Management of the Funds

The Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland.  The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board.  As discussed in the Funds’ semiannual report to shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.  Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

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Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act.  Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996–2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990–2007).	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000); Acting Chief Executive Officer of Courtroom Television Network (1997–1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991–1997).

Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998–2000).

Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

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Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002–2003); Chairman of Warburg Dillon Read, an investment bank (1999–2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997–1999); Chief Executive Officer of Dillon, Read & Co. (1994–1997).

Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979–1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Funds.  All of the officers of the Funds may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996–2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990–2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

17

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002–2003).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008

Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005–2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000–2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006; formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000–2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

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Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006; formerly attorney at Morgan, Lewis & Bockius LLP (2005–2006) and Stradley Ronon Stevens & Young, LLP (2000–2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007

Senior Deputy General Counsel, joined Lord Abbett in 2007; formerly Senior Vice President and General Counsel (1999–2005) and Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (2005–2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee.

The Audit Committee is composed wholly of Directors who are not “interested persons” of the Funds.  The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Tullis. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports.  Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund’s independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken.  The Audit Committee meets at least quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Directors who are not “interested persons” of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett.  The current members of the Proxy Committee are three Independent Directors: Messrs. Bush and Neff, and Ms. Hill.  The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.  During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Directors who are not “interested persons” of the Funds.  Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation.  During the past fiscal year, the Nominating and Governance Committee met four times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Director.  A shareholder who would like to recommend a candidate may write to the Funds.

The Contract Committee consists of all Directors who are not “interested persons” of the Funds.  The Contract Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor.  The Contract Committee held two formal meetings during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

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Compensation Disclosure

For simplicity, this “Compensation Disclosure” section uses the term “directors/trustees” to include the independent Directors of the Company and the independent directors/trustees of all other Lord Abbett sponsored funds.

The following table summarizes the compensation paid to each of the independent directors/trustees.

The second column of the following table sets forth the compensation accrued by the Company for independent directors/trustees.  The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee.  No director/trustee of the funds associated with Lord Abbett and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

Name of Director/Trustee	For the Fiscal Year Ended November 30, 2008 Aggregate Compensation Accrued by the Fund(1)	For the Year Ended December 31, 2008 Total Compensation Paid by the Fund, and Thirteen Other Lord Abbett- Sponsored Funds(2)

E. Thayer Bigelow	$30,781	$256,000
William H.T. Bush	$27,562	$229,000
Robert B. Calhoun, Jr.	$31,631	$261,000
Julie A. Hill	$27,613	$229,000
Franklin W. Hobbs	$28,930	$239,000
Thomas J. Neff	$28,452	$235,000
James L.L. Tullis	$28,924	$239,000

(1)           Independent directors’/trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund.  A portion of the fees payable by each fund to its independent directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a fund for later distribution to the directors/trustees.  In addition, $25,000 of each director’s/trustee’s retainer must be deferred and is deemed invested in shares of a Fund and other Lord Abbett-sponsored funds under the equity-based plan.  Of the amounts shown in the second column, the total deferred amounts for the directors/trustees are $3,048, $5,494, $31,631, $8,917, $28,930, $28,452, and $10,953, respectively.

(2)           The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2008, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each director/trustee in the Company and other Lord Abbett-sponsored funds as of December 31, 2008.  The amounts shown include deferred compensation to the directors/trustees deemed invested in fund shares.  The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Dollar Range of Equity Securities in the Funds
Name of Director/Trustee	Capital Structure Fund	Classic Stock Fund	Growth Opportunities Fund	Small Cap Value Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett- Sponsored Funds

Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000
E. Thayer Bigelow	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000	Over $100,000
William H. T. Bush	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Robert B. Calhoun, Jr.	$1-$10,000	Over $100,000	Over $100,000	$1-$10,000	Over $100,000
Julie A. Hill	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000	Over $100,000
Franklin W. Hobbs	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Thomas J. Neff	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
James L. L. Tullis	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000

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Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts.  In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”).  Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Lord Abbett-sponsored funds.  The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight.  Lord Abbett has adopted its own proxy voting policies and procedures for this purpose.  A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov.  The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

4.

Control Persons and Principal Holders of Securities

Shareholders beneficially owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.  As of March 4, 2009, to the best of our knowledge, the following record holders held 25% or more of each Fund’s outstanding shares:

Edward Jones & Co.	Capital Structure Fund	66.63%
201 Progress Pkwy	Classic Stock Fund	36.25%
Maryland Hts, MO 63043-3009	Growth Opportunities Fund	37.90%

As of March 4, 2009, to the best of our knowledge, the only persons or entities who owned of record or were known by the Funds to own beneficially 5% or more of the specified class of each Fund’s outstanding shares are listed as follows:

Capital Structure Fund

Citigroup Global Markets Inc. 333 West 34th St. – 3rd FL New York, NY 10001-2402	Class C	13.18%

Contemporary Services Corp. 401(K)- Profit Sharing Plan & Trust 17101 Superior Street Northridge, CA 91325-1961	Class R3	6.96%

Counsel Trust DBA MATC FBO Andys Produce Market Inc. 401K PSP 1251 Waterfront Pl. Ste. 525 Pittsburgh, PA 15222-4228	Class R3	9.56%

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Capital Structure Fund

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A Class B Class C	86.07% 62.35% 10.70%

Hartford Life PO Box 2999 Hartford, CT 06104-2999	Class P	82.87%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Class R2 Class R3	42.70% 12.73%

Lord Abbett Balanced Strategy Fund 90 Hudson Street Jersey City, New Jersey 07302	Class I	74.62%

Lord Abbett Diversified Income Strategy Fund 90 Hudson Street Jersey City, New Jersey 07302	Class I	12.23%

Lord Abbett Growth & Income Strategy Fund 90 Hudson Street Jersey City, New Jersey 07302	Class I	12.44%

MG Trust Co. Agent Tr. Frontier Trust Co. Aspen Technical Staffing Inc. 401 PO Box 10699 Fargo, ND 58106-0699	Class R3	19.38%

MLPF&S for the Sole Benefit of its Customer 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	Class C Class R2 Class R3	17.93% 57.23% 38.37%

UBATCO & CO. FBO Plastic Surgical Arts PO Box 82535 Lincoln, NE 68501-2535	Class P	10.63%

Classic Stock Fund

Capital Bank & Trust Company TR Kellermeyer Co 8515 E Orchard Rd # 2T2 Greenwood Vlg, CO 80111-5002	Class R3	46.69%

Citigroup Global Markets Inc. 333 West 34th St. – 3rd FL New York, NY 10001-2402	Class A Class B Class C	5.65% 8.31% 14.54%

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A Class B	56.28% 22.51%

Hartford Life Separate Account- 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P	23.01%

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Classic Stock Fund

ING Group Trust Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	Class P	22.59%

ING K - Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	Class P	24.35%

ING Enhanced K - Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	ClassR3	17.03%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Class R2	99.67%

Lord Abbett Balanced Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	57.66%

Lord Abbett Diversified Equity Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	10.09%

Lord Abbett Growth & Income Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	26.62%

MG Trust Co. Citizens Bank FBO Concord Regional Visiting Nurses Assoc. 870 Westminster RWR 110 Providence, RI 02902-0001	Class P	9.80%

MG Trust Co. Custody FBO JD Wilkins Co LLC 401K Plan 700 17th St Ste 300 Denver, CO 80202-3531	Class R3	11.48%

MG Trust Co. Custody FBO Hubbard County DAC 403b Retirement 700 17th St Ste 300 Denver, CO 80202-3531	Class R3	6.77%

MLPF&S for the Sole Benefit of its Customer 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	Class B Class C	10.34% 27.70%

Raymond James & Assoc. Inc. FBO Roarty Family LLC 1220 Fairholme Rd. Grosse Pointe, MI 48236-2366	Class F	6.48%

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Classic Stock Fund

Raymond James & Assoc. Inc. FBO Helen M. Roarty IRA 1220 Fairholme Rd. Grosse Pointe, MI 48236-2366	Class F	5.76%

Raymond James & Assoc. Inc. FBO David P. Androkites IRA 602 Woodcrest Dr Royal Oak, MI 48067-1614	Class F	5.38%

UBATCO & CO. Trust Operations PO Box 82535 Lincoln, NE 68501-2535	Class P	5.81%

Unemployment Services Inc. 401K PSP & Trust FBO Kent Downey 14401 Glengary Rd. Wolverine Lk, MI 48390-1171	Class R3	10.40%

Growth Opportunities Fund

AUL Group Retirement Annuity Separate Acct II One American Square PO Box 1995 Indianapolis, IN 46206-9102	Class R3	62.77%

Capital Bank & Trust Co. TR F United 401K & PRP 85154 E Orchard Rd. #2T2 Greenwood Vge, CO 80111-5002	Class R3	8.32%

Citigroup Global Markets Inc. 333 West 34th St. – 3rd FL New York, NY 10001-2402	Class C	9.88%

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A Class B	50.28% 19.37%

Hartford Life Separate Acct.- 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P	26.19%

ING Life Ins. & Annuity Co. 151 Farmington Ave. Hartford, CT 06156-0002	Class P	41.94%

ING National Trust 151 Farmington Ave. Hartford, CT 06156-0001	Class P	21.38%

Lord Abbett Diversified Equity Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	36.33%

Lord Abbett Global Allocation Fund 90 Hudson Street Jersey City, NJ 07302	Class I	21.77%

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Growth Opportunities Fund

Lord Abbett Growth & Income Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	31.69%

MLPF&S for the Sole Benefit of its Customer 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	Class C Class R2 Class R3	11.06% 97.64% 5.66%

Patterson & Co. FBO Allegiant for various Retirement Plans 1525 West WT, Harris Blvd. Charlotte, NC 28288-0001	Class A	5.95%

Raymond James & Assoc Inc. FBO Mary Fernan TTEE Richard J Fernan & Mary Fernan JT Rev Trust 8775 20th St. Lot 312 Vero Beach, FL 32966-6912	Class F	17.94%

Raymond James & Assoc Inc. CSDN FBO Walter J. Krawczyk IRA 322 Oaklake Ln Niceville, FL 32578-4400	Class F	5.86%

Raymond James & Assoc Inc. CSDN FBO John A Ford IRA 190 Woodhaven Ct Aurora, OH 44202-7860	Class F	7.44%

Raymond James & Assoc Inc. CSDN FBO Marry R. Morgan IRA 7713 N 158th East Ave. Owasso, OK 74055-7046	Class F	5.08%

Small Cap Value Fund

Citigroup Global Markets Inc. 333 West 34th St. – 3rd FL New York, NY 10001-2402	Class B Class C	8.07% 8.33%

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A Class B	5.31% 8.88%

GPC as Agent for Reliance Trust Co FBO Klaussner Retirement Savings Plan PO Box 79377 Atlanta, GA 30357-7377	Class R3	34.47%

GPC Agent for Reliance Trust Co FBO Technimark Retirement Savings Plan PO Box 79377 Atlanta, GA 30357-7377	Class R3	7.30%

GPC Securities Inc. Agent for Reliance Trust Co FBO Alcon Inc. Incentive Savings Plan PO Box 79377 Atlanta, GA 30357-7377	Class R3	6.50%

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Small Cap Value Fund

Hartford Life Separate Acct 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P	14.15%

ING Life Ins. & Annuity Co. 151 Farmington Ave. Hartford, CT 06156-0002	Class A	8.69%

ING Life Ins. & Annuity Co. Separate A/C F TN#41 151 Farmington Ave. Hartford, CT 06156-0002	Class P	9.76%

ING K - Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	Class P	15.39%

ING National Trust 151 Farmington Ave. # TN41 Hartford, CT 06156-0001	Class P	11.07%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Class R2	44.83%

Lord Abbett Alpha Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I	8.08%

MAC & Co. PO Box 3198 Pittsburgh, PA 15230-3198	Class I	8.72%

MG Trust Co. Agent Tr.- Frontier Trust Co. Res-Q Healthcare Systems, Inc. PO Box 10699 Fargo, ND 58106-0699	Class R3	5.10%

MG Trust Co. Cust FBO M B Visnic Inc. 401k Plan 700 17th St. Ste 300 Denver, CO 8020-3531	Class R3	6.18%

MLPF&S for the Sole Benefit of its Customer 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	Class A Class B Class C Class I Class P Class R2 Class R3	5.91% 11.90% 35.06% 6.62% 9.78% 55.05% 29.21%

Morgan Stanley & Co. Incorporated Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C	5.81%

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Small Cap Value Fund

NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit- 401(K) Plans FINOPS-IC Funds 100 Magellan Way KWIC Covington, NY 41051-1987	Class A Class I	8.98% 38.38%

Raymond James & Assoc. Inc. FBO Wayne T. Spears MD 4605 Dupont Ave S Minneapolis, MN 55419-5337	Class F	6.15%

Raymond James & Assoc. Inc. FBO Timothy Foley & Susan Foley 1305 Macalpin Drive Barrington, IL 60010-6418	Class F	8.88%

The Vanguard Fiduciary Trust Co. PO Box 2600 Valley Forge, PA 19482-2600	Class I	7.12%

As of March 4, 2009, the Funds’ officers and Directors, as a group, owned less than 1% of each class of each Fund’s outstanding shares, except for the share classes stated below.

As of March 4, 2009, the Funds’ officers and Directors, as a group, owned less than 1% of each class of Capital Structure Fund’s and Small Cap Value Fund’s outstanding shares, and owned approximately: 3.16% of Classic Stock Fund’s Class A shares and 4.58% of Growth Opportunities Fund’s Class A shares.

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the prospectus, Lord Abbett is the Company’s investment adviser.  Lord Abbett is a privately held investment manager. The address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets.  The management fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class.  The management fee is accrued daily and payable monthly at the following annual rate(s):

For the Capital Structure Fund:

0.75% on the first $1 billion of average daily net assets,

0.70% on the next $1 billion of average daily net assets, and

0.65% on average daily net assets over $2 billion

For the Classic Stock Fund:

0.70% on the first $1 billion of average daily net assets,

0.65% on the next $1 billion of average daily net assets, and

0.60% on average daily net assets over $2 billion

For the Growth Opportunities Fund:

0.80% on the first $1 billion of average daily net assets,

0.75% on the next $1 billion of average daily net assets,

0.70% on the next $1 billion of average daily net assets, and

0.65% on average daily net assets over $3 billion

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For the Small Cap Value Fund:

0.75% on the first $2 billion of average daily assets, and

0.70% on average daily net assets over $2 billion.

The management fees payable to Lord Abbett for the last three fiscal years ended November 30 were as follows:

Fund	2008	2007	2006
Capital Structure Fund	$11,669,225	$11,074,687	$8,541,261
Classic Stock Fund	$7,107,130	$7,607,980	$6,500,530
Growth Opportunities Fund	$5,633,219	$6,640,334	$6,861,195
Small Cap Value Fund	$26,230,695	$30,135,360	$25,693,773

Lord Abbett is voluntarily reimbursing a portion of the Classic Stock Fund’s total operating expenses so that the Fund’s net operating expenses do not exceed an aggregate annual rate of 0.98% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class B and C shares, 0.73% of average daily net assets for Class F shares, 1.08% of average daily net assets for Class P shares, 1.23% of average daily net assets for Class R2 shares and 1.13% of average daily net assets for Class R3 shares. Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

Lord Abbett is voluntarily reimbursing a portion of the Growth Opportunities Fund’s total operating expenses so that the Fund’s net operating expenses do not exceed an aggregate annual rate of 1.55% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class B and C shares, 1.30% of average daily net assets for Class F shares, 1.65% of average daily net assets for Class P shares, 1.80% of average daily net assets for Class R2 shares and 1.70% of average daily net assets for Class R3 shares. Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Directors’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund.  Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%. The administrative services fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class.

The administrative services fees paid to Lord Abbett by each Fund for the last three fiscal years ended November 30 were as follows:

Fund	2008	2007	2006
Capital Structure Fund	$638,241	$604,268	$459,500
Classic Stock Fund	$407,642	$437,414	$371,481
Growth Opportunities Fund	$281,661	$332,017	$343,060
Small Cap Value Fund	$1,441,754	$1,664,878	$1,411,073

Portfolio Managers

As stated in the prospectus, each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The portfolio management team for Capital Structure Fund is headed by Christopher J. Towle.  Assisting Mr. Towle are Daniel H. Frascarelli and Todor Petrov. Messrs. Towle, Frascarelli, and Petrov are jointly and/or primarily responsible for the day-to-day management of the Fund.

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The portfolio management team for Classic Stock Fund is headed by Daniel H. Frascarelli.  Assisting Mr. Frascarelli is Randy Reynolds. Messrs. Frascarelli and Reynolds are jointly and/or primarily responsible for the day-to-day management of the Fund.

The portfolio management team for Growth Opportunities Fund is headed by Paul J. Volovich.  Assisting Mr. Volovich is David J. Linsen.  Messrs. Volovich and Linsen are jointly and/or primarily responsible for the day-to-day management of the Fund.

Gerard S.E. Heffernan, Jr. is primarily responsible for the day-to-day management of the Small Cap Value Fund.

The following table indicates for each Fund as of November 30, 2008: (1) the number of other accounts managed by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets)+
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Capital Structure Fund	Christopher Towle	15/$7,618.6	2/$513.7	3,717*/$1,947.6*
	Daniel H. Frascarelli	9/$1,056.4	0/$0.0	0/$0.0
	Todor Petrov	1/$88.9	0/$0.0	0/$0.0

Classic Stock Fund	Daniel H. Frascarelli	9/$1,424.6	0/$0.0	0/$0.0
	Randy Reynolds	6/$177.9	0/$0.0	0/$0.0

Growth Opportunities Fund	Paul J. Volovich	1/$68.8	2/$35.5	1/$11.5
	David J. Linsen	1/$68.8	2/$35.5	1/$11.5

Small Cap Value Fund	Gerard S.E. Heffernan, Jr.	2/$71.03	2/$8.5	10/$159.3

+   Total assets are in millions.

*   Included in the number of accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $68.0 million in assets.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  A portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of

29

employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Portfolio Managers.  When used in this section, the term “fund” refers to each Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager.  Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions.  The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors.  These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors.  In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer group maintained by rating agencies, as well as the Fund’s peer group.  In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team.  Lord Abbett does not manage hedge funds.  In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole.  Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Portfolio Managers. The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund, as of November 30, 2008.  This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Capital Structure Fund	Christopher Towle				X
	Daniel H. Frascarelli			X
	Todor Petrov		X
Classic Stock Fund	Daniel H. Frascarelli						X
	Randy Reynolds				X
Growth Opportunities Fund	Paul J. Volovich					X
	David J. Linsen				X
Small Cap Value Fund	Gerard S.E. Heffernan, Jr.					X

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Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is each Fund’s custodian.  The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income.  The custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund.  In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Board to continue in such capacity.  Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ annual report to shareholders.

6.

Brokerage Allocations and Other Practices

Portfolio Transactions and Brokerage Allocations

Investment and Brokerage Discretion.  Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities.  In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions.  This means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services.  To the extent consistent with obtaining best execution, each Fund may pay a higher commission than some broker-dealers might charge on the same transaction.  Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service and qualitative considerations.

Selection of Brokers and Dealers.  The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute the transaction.  Normally, traders who are employees of Lord Abbett make the selection of broker-dealers.  These traders are responsible for seeking best execution.  They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions and individuals.  To the extent permitted by law, each Fund, if Lord Abbett considers it advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund or client without the intervention of any broker-dealer.

Fixed Income Securities.  To the extent the Funds purchase or sell fixed-income securities, the Funds generally will deal directly with the issuer or through a primary market-maker acting as principal on a net basis.  When dealing with a broker-dealer serving as a primary market-maker, the Funds pay no brokerage commission but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions.  The Funds may also purchase fixed-income securities from underwriters at prices that include underwriting fees.

Equity Securities.  Transactions on stock exchanges involve the payment of brokerage commissions.  In transactions on stock exchanges in the U.S., these commissions are negotiated.  Traditionally, commission rates have not been negotiated on stock markets outside the U.S.  While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, however, a small number of markets continue to be subject to a non-negotiable schedule of minimum commission rates.  To the extent the Funds invest in equity securities, they ordinarily will purchase such securities in their primary trading markets, whether such securities are traded over-the-counter or listed on a stock exchange, and purchase

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listed securities in the over-the-counter market if such market is deemed the primary market.  The Funds may purchase newly issued securities from underwriters, and the price of such transaction usually will include a concession paid to the underwriter by the issuer.  When purchasing from dealers serving as market makers, the purchase price paid by the Funds may include the spread between the bid and ask prices of the security.

Evaluating the Reasonableness of Brokerage Commissions Paid.  The Funds pay a commission rate that Lord Abbett believes is appropriate under the circumstances.  While Lord Abbett seeks to pay competitive commission rates, the Funds will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Funds have obtained best execution and the commission rates paid by the Funds are reasonable in relation to the value of the services received.  Such services include, but are not limited to, showing the Funds trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability.  Lord Abbett may view the value of these services in terms of either a particular transaction or multiple transactions on behalf of one or more accounts that it manages.

On a continuing basis, Lord Abbett seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Funds and its other clients.  In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) the value of any research products and services that may be made available to Lord Abbett based on its placement of transactions with the broker-dealer; and (h) rates paid by other institutional investors based on available public information.

Research Products and Services.  The federal securities laws permit an investment adviser, under certain circumstances, to cause the accounts it manages to pay a broker-dealer a commission for effecting a transaction that exceeds the amount another broker-dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker-dealer.  For this purpose, brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody).

Brokerage and research services may be supplied to Lord Abbett by the executing broker-dealer or by a third party at the direction of the broker-dealer through which portfolio transaction orders are placed.  Research services may be provided by the executing broker-dealer to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts, economists, portfolio company management representatives and industry spokespersons and may include information on the economy, securities markets and other types of information that assist in the evaluation of investments.  Examples of research-oriented services for which Lord Abbett might pay with Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of brokerage and research services received from a broker-dealer.  Rather, Lord Abbett believes that any brokerage and research services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients.  Accordingly, Lord Abbett may use brokerage and research services received from broker-dealers in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds.  Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.  Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms.  Lord Abbett subjects all outside research material and information received to its own internal analysis before incorporating such content into its investment process.  As a practical matter, Lord Abbett considers independent investment research services to be supplemental to its own research efforts and therefore the receipt of investment research

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from broker-dealers does not tend to reduce its own research efforts.  Any investment advisory or other fees paid by a Fund to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of research services.  It is unlikely that Lord Abbett would attempt to generate all of the information presently provided by broker-dealers and third party research services in part because there would no longer be an independent, supplemental viewpoint.  Also the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself.  To the extent that research services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself.  These circumstances give rise to potential conflicts of interest, which Lord Abbett manages by following internal procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under the federal securities laws, including relevant regulatory interpretations thereof.

Certain of the brokerage and research services Lord Abbett receives are proprietary to the broker-dealer supplying them and provided in connection with a particular transaction or furnished by broker-dealers on their own initiative and may not have an explicit cost associated with such product or service.  In addition, Lord Abbett may purchase proprietary broker-dealer research or third party research with its own resources.

Mixed-Use Products and Services.  In some cases, Lord Abbett may receive a product or service from a broker-dealer that has both a “research” and a “non-research” use.  When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service.  The percentage of the product or service Lord Abbett uses for research purposes may be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes.  In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Allocation of Brokerage Commissions.  Lord Abbett periodically assesses the contributions of the equity brokerage and research services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments.  Portfolio managers and research analysts each evaluate the services they receive from broker-dealers and make judgments as to the value and quality of such services.  These assessments may affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process.  Lord Abbett periodically monitors the allocation of equity trading among broker-dealers.

Lord Abbett may select broker-dealers that provide brokerage and research products and services in order to ensure the continued receipt of such products and services which Lord Abbett believes are useful in its investment decision-making process.  Further, Lord Abbett may have an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive research or other services.  In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

Lord Abbett’s arrangements for research or brokerage services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer.  Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities.  Each Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark downs or other fees, resulting from the Fund’s portfolio transactions executed by a different broker-dealer. Each Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Lord Abbett Funds, provided that Lord Abbett does not consider sales of shares of the Lord Abbett funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Lord Abbett Funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett normally seeks to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including a Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant.  All accounts included in a batched transaction through a broker-dealer that provides Lord Abbett with research or other services pay the same commission rate, regardless of whether one or more accounts has prohibited Lord Abbett from receiving any credit toward such services from its commissions.  Each account that participates in a particular batched order, including each Fund, will do so at the average share price for all transactions related to that order.

Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata).  Lord Abbett, however, may increase or decrease

33

the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account.  In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.  Lord Abbett also may not use a pro-rata allocation approach when making initial investments for newly established accounts for the purpose of seeking to fully invest such accounts as promptly as possible.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker-dealer for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as “wrap” or “SMA programs”).  In addition, some broker-dealers who have negotiated an arrangement with Lord Abbett for the provision of brokerage and research services may offer a lower commission rate for client accounts not participating in such arrangement (“non-participating accounts”).  It is Lord Abbett’s policy, however, to seek to include non-participating accounts in batched trades, as Lord Abbett believes these non-participating accounts would receive overall better execution notwithstanding the fact that the non-participating account may be able to pay a lower commission rate if it were not included in the batched trade.

When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time.  When transactions for all accounts using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for SMA programs, by program, and finally for directed accounts.  However, Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts or SMA programs) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market and confidentiality.  In some cases, however, Lord Abbett’s batching, allocation and rotation procedures may have an adverse effect on the size of the position purchased for or sold by a particular account or the price paid or received by certain accounts.  Lord Abbett’s trading practices are intended to avoid systematically favoring one product or group of accounts over another and to provide fair and equitable treatment over time for all products and clients.

Total Brokerage Commissions Paid to Independent Broker-Dealers. The Funds paid total brokerage commissions on transactions of securities to independent broker-dealer firms as follows for the past three fiscal years ended November 30:

Fund	2008	2007	2006
Capital Structure Fund	$944,380	$497,550	$752,100
Classic Stock Fund	$296,238	$451,208	$450,061
Growth Opportunities Fund	$780,821	$748,622	$1,678,392
Small Cap Value Fund	$4,915,095	$4,264,006	$5,272,695

Lord Abbett purchased third party research services with its own resources during the fiscal years ended November 30, 2008, 2007, and 2006.

7.

Classes of Shares

Each Fund offers investors different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.  Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses.  They are fully paid and nonassessable when issued and have no preemptive or conversion rights.  Additional classes, series, or funds may be added in the future.  The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have

34

been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter, unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund.  However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of directors from the separate voting requirements.

The Company’s By-Laws provide that a Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund’s outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board of Directors, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

Class A Shares.  If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “Net Asset Value Purchases of Class A Shares.”  If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares before the first day of the month in which the one-year anniversary of your purchase falls, you may pay a contingent deferred sales charge (“CDSC”) of 1%.   Class A shares are subject to service and distribution fees at an annual rate of 0.35% of the average daily net asset value of the Class A shares. In the case of Small Cap Value Fund, Class A shares are subject to service and distribution fees at an annual rate of 0.30% of the average daily net asset value of the Class A shares.   Other potential fees and expenses related to Class A shares are described in the Funds’ prospectus and below.

Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor.  That CDSC varies depending on how long you own shares.  Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares.  Other potential fees and expenses related to Class B shares are described in the Funds’ prospectus and below.

Conversions of Class B Shares.  The conversion of Class B shares after approximately the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law.  If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor.  Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. Other potential fees and expenses related to Class C shares are described in the Funds’ prospectus and below.

Class F Shares.  If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC.  Class F shares are subject to service and distribution fees at an annual rate of 0.10% of the average daily net assets of the Class F shares.  Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.  Other potential fees and expenses related to Class F shares are described in the Funds’ prospectus and below.

Class P Shares.  If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC.  Class P shares are subject to service and distribution fees at an annual rate of 0.45% of the average daily net asset value of the Class P shares.  Class P shares are offered only on a limited basis through certain Financial Intermediaries and Retirement and Benefit Plans.  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs, except as described in the sections “Retirement and Benefit Plan Investors” and “Fee-Based Program Investors” in the Funds’ prospectus.

Class R2 and R3 Shares.  If you buy Class R2 or R3 shares, you pay no sales charge at the time of purchase and if you redeem your shares you pay no CDSC.  Class R2 and R3 shares are subject to service and distribution fees at annual rates of

35

0.60% and 0.50% of the average daily net asset value of the Class R2 and R3 shares, respectively.  Class R2 and R3 generally are available only through certain employer-sponsored Retirement and Benefit Plans if the Financial Intermediary has entered into an arrangement to make available Class R2 or R3 shares to plan participants and other dealers that have entered into agreements with Lord Abbett Distributor.  Class R2 and R3 shares are generally available only to Retirement and Benefit Plans where plan-level or omnibus accounts are held on the books of the Funds.  They are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.  Other potential fees and expenses related to Class R2 and R3 shares are described in the Funds’ prospectus and below.

Rule 12b-1 Plan

Class A, B, C, F, P, R2 and R3 Shares. The Funds have adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Funds’ share classes offered in this SAI (the “Plan”). The principal features of the Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors.  The Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares.  These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to Authorized Institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the shares; and (c) otherwise rendering service to the Funds, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each respective class and its shareholders.  The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case.  The Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds.  These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities.  Lord Abbett Distributor also uses amounts received under the Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and Class B, Class C, Class F, Class R2, and Class R3 shares, 1.00%; however, the Board has approved payments of 0.35% (0.30% in the case of Small Cap Value Fund) for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares, 0.10% for Class F shares, 0.45% for Class P shares, 0.60% for Class R2 shares, and 0.50% for Class R3 shares. The Funds may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended November 30, 2008 were as follows:

Fund	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Capital Structure Fund	$4,183,821	$627,030	$805,013	$622	$13,090	$10	$103
Classic Stock Fund	$2,253,372	$620,476	$852,289	$1,321	$28,663	$10	$787
Growth Opportunities Fund	$1,803,657	$798,566	$702,517	$290	$64,361	$455	$260
Small Cap Value Fund	$5,838,755	$447,572	$716,577	$845	$1,548,271	$65	$1,721

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued.  The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Outside Directors”), cast in person at a meeting called for the purpose of voting on the Plan.  The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors, including a majority of the Outside Directors.  As long as the Plan is in effect, the selection or nomination of Outside Directors is committed to the discretion of the Outside Directors.

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One Director, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plan. Mr. Neff, an Independent Director of the Fund, also is a director of Hewitt Associates, Inc. and owns less than 0.02% of the outstanding shares of Hewitt Associates, Inc.  Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $3.2 billion in revenue in fiscal 2008. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the Plan of the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2008, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $593,494 from all of the Lord Abbett-sponsored funds in the aggregate.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Plan terminates automatically if it is assigned.  In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Outside Directors or by vote of a majority of the outstanding voting securities of the applicable class.

CDSC.  A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the net asset value of the shares at the time of the redemption or the net asset value when the shares were originally purchased, and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.  In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account.  In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares.  As stated in the prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund before the first day of the month in which the one-year anniversary of the purchase falls.

Class B Shares.  As stated in the prospectus, subject to certain exceptions, if Class B shares of the Funds (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds.  The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems Class B shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on Which the Purchase Order was Accepted	CDSC on Redemptions (As % of Amount Subject to Charge)

Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares.  As stated in the prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

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General.  The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, B and C shares is sometimes hereinafter referred to as the “Applicable Percentage.”

There is no CDSC charged on Class F, P, R2 or R3 shares; however, Financial Intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus.  You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors.  With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds.  With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder.  In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor, if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund.  In the case of Class B and C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions), or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one-year anniversary of the original purchase falls (in the case of Class A shares), (b) for six years or more (in the case of Class B shares), and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose?  Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser.  A Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time.  The most important factors are how much you plan to invest and how long you plan to hold your investment.  If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund.  We used the sales charge rates that generally apply to Class A, B, and C, and considered the effect of the higher distribution fees on Class B and C expenses (which will affect your investment return).  Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase.  The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different.  The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes. If you are considering an investment through a Retirement and Benefit Plan (available through certain Financial Intermediaries as Class A, P, R2, or R3 share investments), or a Fee-Based Program (available through certain Financial Intermediaries as Class A, F, or P share investments), you should discuss with your Financial Intermediary which

38

class of shares is available to you and makes the most sense as an appropriate investment.  Please see “Other Information About Retirement and Benefit Plans and Fee-Based Programs” in the Funds’ prospectus.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.  For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or C shares for which no initial sales charge is paid.  Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term.  If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become.  This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases.  You should discuss this with your financial advisor.

Investing for the Longer Term.  If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000.  If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You?  Some account features may be available in whole or in part to Class A, B, and C shareholders, but not to Class F, P, R2 or R3 shareholders.  Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See “Systematic Withdrawal Plan” under “Automatic Services for Fund Investors” in the prospectus for more information about the 12% annual waiver of the CDSC for Class B and C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and C shares are subject.

How Do Payments Affect My Broker?  A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class.  As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares.  It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares.  The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.  See “Financial Intermediary Compensation” in the Funds’ prospectus.

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What About Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs?  The Funds may be offered as an investment option in Retirement and Benefit Plans and Fee-Based Programs.  Financial Intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services.  Retirement and Benefit Plan participants may be charged fees for these and other services and Fee-Based Program participants generally pay an overall fee that among other things covers the cost of these services.  These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares.  For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the prospectus under “Other Information for Fund Investors-Pricing of Fund Shares.”

The Funds’ Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the prospectus under “Other Information for Fund Investors – Excessive Trading and Market Timing” for more information.

Under normal circumstances, we calculate each Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays – New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE.  Market value will be determined as follows:  securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or if there is no sale on that day, at the last bid or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds.  Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices.  OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices.  The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless a Fund prices such a security at its fair value.  Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service as of the close of regular trading on the NYSE.  If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

Information on Purchasing, Exchanging or Redeeming Shares through Retirement and Benefit Plans or Fee-Based Programs is provided in the prospectus.  Please consult your Financial Intermediary for more information about how to make transactions through these programs.

Information on the Availability of Small Cap Value Fund.  Subject to the terms described in the prospectus under the section “Your Investment – Information on the Availability of Small Cap Value Fund,” a Retirement and Benefit Plan (as defined in the prospectus) not currently offering shares of Small Cap Value Fund as an investment option may open an account in the Fund through any Specified Intermediary (as defined in the prospectus) listed below, provided that the Specified Intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor relating to the availability of such accounts.  In certain cases, the Fund also may accept new, non-Retirement and Benefit Plan investors through one or more programs available through a Specified Intermediary or one of its affiliates.  Please contact Lord Abbett Distributor LLC at 800-201-6984, ext. 2936 with any questions about eligibility to invest in Small Cap Value Fund.

Specified Intermediaries:

•	American United Life Insurance Company, a subsidiary of OneAmerica Financial Partners, Inc.

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•	NRP Financial, Inc.
•	TIAA-CREF Individual & Institutional Services, LLC
•	Wachovia Bank, National Association

Net Asset Value Purchases of Class A Shares.  Our Class A shares may be purchased at net asset value under the following circumstances:

(a)	purchases of $1 million or more;

(b)	purchases by Retirement and Benefit Plans with at least 100 eligible employees;

(c)

purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases;

(d)

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases;

(e)	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

(f)	purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares;

(g)	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

(h)

purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees in connection with Fee-Based Programs provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases;

(i)

purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

(j)

purchases by each Lord Abbett-sponsored fund’s directors or trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers); or

(k)

purchases involving the concurrent sale of Class B or C shares of a Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Class A shares also may be purchased at net asset value (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents.  Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions.  Please see “Exchanges” below.

Exchanges.  To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of a Fund for: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level); or (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“GSMMF”).  The exchange privilege will not be available with respect to any fund, the shares of which at the time are not

41

available to new investors of the type requesting the exchange. Shareholders in other Lord Abbett-sponsored mutual funds generally have the same right to exchange their shares for the corresponding class of a Fund’s shares.

In addition, shareholders who own any class of shares of an Eligible Fund may exchange such shares for a different class of shares of the same Eligible Fund without any sales charge (or contingent deferred sales charge), provided that (i) such shares are not subject to a contingent deferred sales charge and (ii) such exchange is necessary to facilitate the shareholder’s participation in a Fee-Based Program sponsored by the Financial Intermediary that is the broker of record on the shareholder’s account that holds the shares to be relinquished as part of the exchange transaction.  Likewise, shareholders who participate in a Fee-Based Program sponsored by a Financial Intermediary and own (directly or beneficially) Class A shares that were purchased with or without a sales charge, Class F shares, or Class P shares may exchange such shares acquired through the shareholder’s participation in such Fee-Based Program for Class A shares of the same Eligible Fund without incurring a sales charge (or a contingent deferred sales charge), provided that (i) such shares are not subject to a contingent deferred sales charge and (ii) the Financial Intermediary sponsoring the Fee-Based Program is the broker of record on the shareholder’s account that will hold the Class A shares of the Eligible Fund received as a result of the exchange.

The prospectus briefly describes the telephone and online exchange privileges.  Shareholders have the exchange privilege unless they refuse it in writing.  You or your investment professional, with proper identification, can instruct a Fund to exchange by telephone.  If you have direct account access privileges, you may instruct a Fund to exchange your shares by submitting a request online.

Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.  Each Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders.  In addition, each Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

You should read the prospectus of the other fund before exchanging.  In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

An exchange transaction is based on the relative net asset value of the shares being exchanged.  The net asset value, which normally is calculated each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time each business day), will be determined after a Fund or its authorized agent receives your exchange order in proper form.  Exchanges of Fund shares for shares of another fund generally will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.  In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange.  The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of GSMMF.  Exchanges of GSMMF shares for shares of any Lord Abbett-sponsored fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that fund unless a sales charge (front-end, back-end or level) was paid on the initial investment in shares of a Lord Abbett-sponsored fund and those shares subsequently were exchanged for shares of GSMMF that are currently being exchanged.  No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds.  Upon redemption of shares out of the Lord Abbett-sponsored funds, the applicable CDSC will be charged.  Thus, if shares of a Lord Abbett-sponsored fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares  are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of GSMMF) (“Acquired Shares”).  Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares.  Acquired Shares held in GSMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF.

Rights of Accumulation.  As stated in the prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in Class A, B, C, F, and P shares of any Eligible Fund so that the Purchaser’s current investment in such shares, plus the Purchaser’s new purchase of Class A shares of any Eligible Fund, may reach a level eligible for a discounted sales charge for such shares. Class R2 and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.

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To the extent your Financial Intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed; or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any withdrawals (“Investment Value”).  Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value.  For example, shares held in accounts maintained by Financial Intermediaries in nominee or street name may not be eligible for calculation at Investment Value.  In such circumstances, the value of the shares may be calculated at Market Value for purposes of Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds.  In certain circumstances, unless you provide documentation (or your Financial Intermediary maintains records) that substantiates a different Investment Value, your shares will be assigned an initial Investment Value for purposes of Rights of Accumulation.  Specifically, Class A, B, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007.  Similarly, Class A, B, C, F, and P shares of Eligible Funds transferred to an account with another Financial Intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date.  Thereafter, the Investment Value of such shares will increase or decrease according your actual investments, reinvestments and withdrawals.  You must contact your Financial Intermediary or the Funds if you have additional information that is relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

Redemptions.  A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order.  The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor.  See the prospectus for expedited redemption procedures.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.  Redemptions, even when followed by repurchases, are taxable transactions for shareholders that are subject to U.S. federal income tax.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move.  Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund.  The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21.  You should read the prospectus of the other fund before investing.

Invest-A-Matic.  The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the prospectus.  To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan.  The Systematic Withdrawal Plan (“SWP”) also is described in the prospectus.  You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum.  Lord Abbett prototype retirement plans have no such minimum.  With respect to Class B and C shares, the CDSC will be waived on redemptions of up to 12% per year of the current value of your account at the time the SWP is established.  For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.  Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation.  With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase.  The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic

43

intervals.  Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.  Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000.  The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans.  The prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.  Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans.  The forms name State Street Bank and Trust Company as custodian and contain specific information about the plans excluding 401(k) plans.  Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents.  Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

Purchases through Financial Intermediaries.  The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders.  Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor.  A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee.  A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries.  As described in each Fund’s prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers.  Some of these payments may be referred to as revenue sharing payments.  As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

AIG SunAmerica Life Assurance Company	LPL Financial
Allstate Life Insurance Company	Mass Mutual Life Investors Services, Inc.
Allstate Life Insurance Company of New York	Merrill Lynch Life Insurance Company
B.C. Ziegler and Company	Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or
Bank of America	certain of its affiliates)
Bodell Overcash Anderson & Co., Inc.	MetLife Securities, Inc.
Cadaret, Grant & Co., Inc.	Morgan Stanley & Co. Incorporated
Citigroup Global Markets, Inc.	Nationwide Investment Services Corporation
Commonwealth Financial Network	PHL Variable Insurance Company
Edward D. Jones & Co., L.P.	Phoenix Life and Annuity Company
Family Investors Company	Phoenix Life Insurance Company
Fidelity Brokerage Services, LLC	Protective Life Insurance Company
First SunAmerica Life Insurance Company	RBC Dain Rauscher
First Allied Securities, Inc.	RBC Insurance d/b/a Liberty Life Insurance
Genworth Life & Annuity Insurance Company	Raymond James & Associates, Inc.
Hartford Life and Annuity Insurance Company	Raymond James Financial Services, Inc.
Hartford Life Insurance Company	Sun Life Assurance Company of Canada
James I. Black & Co.	Sun Life Insurance and Annuity Company of New York
Janney Montgomery Scott	UBS Financial Services Inc.
Lincoln Life & Annuity Company of New York	Wachovia Securities, LLC
Lincoln National Life Insurance Company	Woodbury Financial Services, Inc.

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional.  See “Financial Intermediary Compensation” in the Fund’s prospectus for further information.

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The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Thomas J. Neff, an Independent Director of the Company, is a director of Hewitt Associates, Inc. and owns less than 0.02% of the outstanding shares of Hewitt Associates, Inc.  Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $3.2 billion in revenue in fiscal 2008.  Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Funds and/or other Lord Abbett-sponsored funds.  In the twelve months ended October 31, 2008, Hewitt Associates LLC received recordkeeping payments totaling approximately $452,090 from all of the Lord Abbett-sponsored funds in the aggregate.

Redemptions in Kind.  Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.  Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.

Taxation of the Funds

Each Fund has elected, qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).  Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies for the special tax treatment afforded to a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year a Fund fails to so qualify, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming a Fund does qualify for such favorable tax treatment, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments.  Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate of 15% (0% for certain shareholders in the 10% or 15% income tax brackets) if the shareholder meets certain holding period and other requirements.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning 60 days before the date such shares became “ex-dividend” with respect to the dividend income, (2) if the shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions paid by a Fund from its net realized long-term capital gains that are designated by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares.  The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (0% for certain taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year.  You should also be aware that the benefits of the long-term capital gains and qualified dividend income rates may be reduced if you are subject to the alternative minimum tax.  Under current law, the reduced federal income tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.  All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

45

A Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations.  If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction.  The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.  To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made.  However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared.  Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund.  Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.  Losses on the sale of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire other shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions). In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities.  Consequently, you will have a fair market value basis in the securities.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed.  However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes.  However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders and plan participants should consult their tax advisors for more information.

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Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.  A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

Capital Structure Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by Capital Structure Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”).  Generally, you will be subject to backup withholding if a Fund does not have your Social Security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income.  When establishing an account, you must certify under penalties of perjury that your Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.  Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.  Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income.  A Fund may invest some or all of its assets in such federal obligations.  Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.  Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities.  If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund

47

shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing prior to January 1, 2010, provided that the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes.

None of the Funds expects to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code and, therefore, none of the Funds expects to be subject to look through rules for gains from the sale or exchange of U.S. real property interests.  If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains.  Non-U.S. shareholders should consult their own tax advisors on these matters.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

10.

Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds.  The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Funds’ principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Company as follows:

	Year Ended November 30,
	2008	2007	2006

Gross sales charge	$8,498,157	$15,005,486	$13,240,974
Amount allowed to dealers	$7,135,076	$12,588,942	$11,117,831
Net commission received by Lord Abbett	$1,363,081	$2,416,544	$2,123,143

In addition, Lord Abbett Distributor, as the Fund’s principal underwriter, received the following compensation for the fiscal year ended November 30, 2008:

	Compensation on Redemption and Repurchase		Brokerage Commissions in Connection with Fund Transactions	Other Compensation
Class A	$0.0		$0.0	$3,558,110.50
Class B	$0.0		$0.0	$952.08	*
Class C	$0.0	*	$0.0	$6,437.91	*
Class F	$0.0		$0.0	$0.00
Class P	$0.0		$0.0	$14,872.27
Class R2	$0.0		$0.0	$104.86
Class R3	$0.0		$0.0	$87.38

*   Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to broker/dealers at the time of sale.

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11.

Financial Statements

The financial statements incorporated herein by reference from the Funds’ 2008 annual reports to shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

Portfolio Holdings*

Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
BNY ConvergEx Execution Solutions, Inc.	Upon Request
Branch Bank and Trust	Upon Request
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Cardinal Investment Advisors LLC	Upon Request
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	Annually
DeMarche Associates, Inc.	Upon Request
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Freedom One Financial Group	Monthly
Fund Evaluation Group, LLC	Quarterly
Hartland & Co.	Monthly
Hoefer and Arnett, Inc.	Upon Request
Indie Research, LLC	Upon Request
Inforlago IT Ltd.	Upon Request
ING Life Insurance and Annuity Company / ING Insurance Company of America	Upon Request
Institutional Shareholder Services, Inc. (ISS)	Daily
Investortools Inc.	Daily
Jefferies & Co., Inc.	Monthly
Jeffrey Slocum & Associates, Inc.	Monthly
John Hancock Financial Services	Upon Request
JP Morgan Securities, Inc.	Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
LCG Associates, Inc.	Upon Request
Lipper Inc., a Reuters Company (tech)	Monthly
Louise Yamada Technical Research Advisors, LLC	Upon Request

A-1

Portfolio Holdings*

Marquette Associates	Upon Request
Mercer HR Services LLC (Putnam Fiduciary Trust Company)	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Natixis Bleichroeder, Inc.	Upon Request
Nock, Inc.	Daily
Prime Buchholz & Associates, Inc.	Upon Request
Princeton Financial Systems, Inc.	Upon Request
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Rabil Stock Research, LLC	Upon Request
RBC Capital Markets Corporation	Upon Request
Reuters America LLC	Daily
Robert W. Baird, Inc.	Upon Request
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
Schwab Corporate Services	Monthly
SG Constellation LLC	Daily
Sidoti & Company, LLC	Upon Request
Standard & Poor’s	Monthly
State Street Corporation	Daily
Stifel, Nicholaus & Co. Inc.	Quarterly
Stratford Advisory Group. Inc.	Upon Request
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
The MacGregor Group, Inc.	Upon Request
Wall Street Source	Daily
Watershed Investment Consultants	Quarterly
Watson Wyatt Worldwide	Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request

*     A Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

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APPENDIX B

April 17, 2008

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

B-1

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker-dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account  business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.  We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)	Attending less than 75% of board and committee meetings without a valid excuse.

2)	Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)	Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)	Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)	Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We will consider on a case-by-case basis proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and, as a general matter, we believe that all directors should be accountable on an annual basis.  Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Moreover, in certain cases, shareholders need some

B-2

form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value.  Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.  We use RMG for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)	The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)	Management’s rationale for why the repricing is necessary.

3)	The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)	Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives.  Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.  Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this

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may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)	Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)	Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)

Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)

“Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

	•	Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

	•	No dead-hand or no-hand pills.

	•	Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

	•	Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

B-4

APPENDIX C

Description of Corporate Bond Ratings

Moody’s Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low default risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appended numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C-1

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR          This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

LARF-13

7/09

C-2

LORD ABBETT

April 1, 2009
Statement of Additional Information	(as revised July 1, 2009)

LORD ABBETT RESEARCH FUND

Lord Abbett Capital Structure Fund (formerly America’s Value Fund)

Lord Abbett Classic Stock Fund (formerly Large Cap Core Fund)

Lord Abbett Growth Opportunities Fund

Lord Abbett Small Cap Value Fund

(Class I Shares)

This statement of additional information (“SAI”) is not a prospectus.  A prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973.  This SAI relates to, and should be read in conjunction with, the prospectus for the Class I shares of Lord Abbett Research Fund — Lord Abbett Capital Structure Fund, formerly Lord Abbett America’s Value Fund (“Capital Structure Fund”), Lord Abbett Classic Stock Fund, formerly Lord Abbett Large-Cap Core Fund (“Classic Stock Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Small-Cap Value Series (“Small Cap Value Fund”) (each individually a “Fund” or, collectively, the “Funds”), dated April 1, 2009 as revised on July 1, 2009.  Certain capitalized terms used throughout this SAI are defined in the Funds’ prospectus.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388.  The Funds’ annual and semiannual reports to shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388.  In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Research Fund, Inc. (the “Company”) was incorporated in Maryland on April 6, 1992.  The Company has 1,930,000,000 shares of authorized capital stock, $0.001 par value.  The Company has four funds or series (each a “Fund”), all of which are offered by this SAI:  Capital Structure Fund, Classic Stock Fund, Growth Opportunities Fund, and Small Cap Value Fund. The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”).  Each Fund consists of eight classes of shares: Class A, B, C, F, I, P, R2, and R3 shares. The Board of Directors (the “Board”) will allocate the authorized shares of capital stock among the classes from time to time.  Effective September 28, 2007, Class Y shares of the Fund in this SAI were renamed Class I.  Only the Funds’ Class I shares are offered in this SAI.

Lord Abbett Capital Structure Fund was formerly known as Lord Abbett America’s Value Fund and changed its name effective July 1, 2009. Lord Abbett Classic Stock Fund was formerly known as Lord Abbett Large-Cap Core Fund and changed its name effective July 1, 2009.

The Small Cap Value Fund is not available for purchase by new investors other than as described in the Prospectus under the section “Your Investment — Information on the Availability of Small Cap Value Fund” and as described below under “Purchases, Redemptions, Pricing and Payments to Dealers — Information on the Availability of Small Cap Value Fund.”

2.

Investment Policies

Fundamental Investment Restrictions.  Each Fund’s investment objective in the prospectus cannot be changed without the approval of a “majority of the Fund’s outstanding shares.” (1)  Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Each Fund may not:

(1)

borrow money, except that (i) it may borrow from banks(2) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law; (3)

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law); (4)

(3)

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)

make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(1)           A “majority of a Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

(2)           The term “bank” includes depository institutions, foreign banks, and member banks of the Federal Reserve System, among others.

(3)           Securities and Exchange Commission (“SEC”) staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

(4)           Current federal securities laws prohibit a Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above.  For the purpose of this restriction the deposit of assets in a segregated account with a Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

2

(5)

buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)

with respect to 75% of each Fund’s gross assets, buy securities of one issuer representing more than (i) 5% of each Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

(7)	invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

(8)	issue senior securities to the extent such issuance would violate applicable law. (5)

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions. In addition to each Fund’s investment objective in the prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)

invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)	invest in securities issued by other investment companies except to the extent permitted by applicable law.(6) The Funds may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act;

(4)

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)

invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its prospectus and SAI, as they may be amended from time to time; or

(7)	buy from or sell to any of the Company’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners or employees, any securities other than Company shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the second and fourth non-fundamental restrictions, with which each Fund must comply at the time of purchase.  A Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities, however, in these situations the Fund will take appropriate measures to reduce the percent of its assets invested in illiquid securities.

(5)           Current federal securities laws prohibit a Fund from issuing senior securities (which generally are defined as securities representing indebtedness) except that a Fund may borrow money from banks in amounts of up to 33 1/3% of its total assets.

(6)           Under current federal securities laws, a Fund may not acquire more than 3% of the voting shares of any other investment company, invest more than 5% of the Fund’s total assets in securities of any one investment company, or invest more than 10% of the Fund’s total assets in securities of all investment companies.

3

Portfolio Turnover Rate.  For the fiscal years ended November 30, 2008 and 2007, the portfolio turnover rates for each Fund were as follows:

Fund	2008	2007
Capital Structure Fund	54.70%	26.32%
Classic Stock Fund	36.96%	44.97%
Growth Opportunities Fund	123.95%	101.25%
Small Cap Value Fund	77.87%	61.44%

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with some investments and techniques.  The composition of a Fund’s portfolio and the investments and techniques that a Fund uses in seeking its investment objective and employing its investment strategies will vary over time.  Each Fund may use each of the investments and techniques described below at all times, at some times or not at all.

Borrowing Money.  Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses. A Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total assets.

Convertible Securities.  Each Fund may invest in convertible securities.  Convertible securities are preferred stocks or debt obligations that are convertible into common stock.  Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities.  They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.  Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates.  The market value of convertible securities tends to decline as interest rates increase.  If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock.  In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

Debt Securities. In accordance with each Fund’s investment objectives and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper, and pass-through instruments.  The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition.  When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the prospectus) assigns such a rating to the security or if Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment adviser, determines the security to be of such quality.

Depositary Receipts.  Each Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts.  ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.  Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.  ADRs are not considered to be foreign securities for purposes of each Fund’s limitation on investments in foreign securities.

Foreign Currency Transactions.  In accordance with each Fund’s investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates.  The Funds may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or over-the-counter  (“OTC”) options

4

on currencies, and currency futures and options on currency futures (collectively, “Foreign Exchange”).  Currently, the Funds generally do not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot foreign exchange transactions are similar but require current, rather than future, settlement.  Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts.  Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.  The Funds may engage in transactions in options on currencies either on exchanges or OTC markets.

Each Fund will not speculate in Foreign Exchange transactions.  Accordingly, each Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, that are denominated in such currency.  Each Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a “cross-hedge”).  Each Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks.  Although the Funds will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds’ hedging strategies will be ineffective.  To the extent that the Funds hedge against anticipated currency movements that do not occur, the Funds may realize losses.  Foreign Exchange transactions may subject the Funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument.  If the Funds cross-hedge, the Funds will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.

Foreign Securities.  Each Fund may invest in foreign securities in accordance with its investment objectives and policies.  Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•

Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage).  A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•

Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers.  There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•

Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•

Foreign securities may trade on days when a Fund does not sell shares.  As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•

With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital

5

gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

Futures Contracts and Options on Futures Contracts.  Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs.  Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

•

While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

•

Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

•	The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value.

•	As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•	Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	The counterparty to an OTC contract may fail to perform its obligations under the contract.

Stock Index Futures.  Although the Funds have no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts.  A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount – established by an exchange or board of trade – times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written.  The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index.  Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract.  If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio.  Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position).  Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

6

Stock index futures contracts are subject to the same risks as other futures contracts discussed above under “Futures Contracts and Options on Futures Contracts.”  To date, the Funds have not entered into any stock index futures contracts and have no present intention to do so.

High-Yield or Lower-Rated Debt Securities.  Capital Structure Fund may invest up to 30% of its assets in high-yield debt securities. High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.  The Funds do not have any minimum rating criteria applicable to the fixed income securities in which they invest.

Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.  Illiquid securities include:

•	Securities that are not readily marketable.

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•

Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies.  The Funds may invest in securities of other investment companies subject to the limitations prescribed by the Act and the rules adopted by the SEC thereunder, except that a Fund cannot operate as a fund-of-funds in reliance on Sections 12(d)(1)(F) and (G) of the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on any Fund investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.  Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests.  Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index.  A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of such securities may not perfectly parallel the price movement of the underlying index.  An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

7

Each Fund may invest in foreign countries through investment companies.  Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized.  In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

Listed Options on Securities.  Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies.  A “call option” is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option.  Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities.  During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium).  Each Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.  A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the portfolio manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options.  Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund’s net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund’s portfolio securities, the Fund may incur losses.  The use of options can also increase a Fund’s transaction costs.

Mortgage-Related and Other Asset-Backed Securities.  In accordance with its investment objective and policies, Capital Structure Fund may invest in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, mortgage-related securities provide a monthly payment that consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. When the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and

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unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund.

Government National Mortgage Association.  The principal governmental guarantor of mortgage-related securities is the “GNMA.” GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity.  Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in

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commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

To Be Announced “TBA” Sale Commitments. The Fund may enter into TBA sale commitments to sell mortgage backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Stripped Mortgage-Backed Securities (“SMBS”).  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money.  The value of a PO class generally increases as interest rates decline and prepayment rates rise.  The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities.  The Fund may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities.

Preferred Stock, Warrants and Rights.  Each Fund may invest in preferred stock, warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Investments in preferred stock present market and liquidity risks.  The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant.  Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class or of a different issuer.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  The value of a warrant or right may not necessarily change with the value of the underlying securities.  Warrants and rights

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cease to have value if they are not exercised prior to their expiration date.  Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security.  Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).  Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them.  Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks.  Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements.  Each Fund may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price.  Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).  This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold.  Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.  Each Fund will attempt to minimize this risk by managing its duration.  Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending.  Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker -dealers.  These loans may not exceed 30% of a Fund’s total assets.  Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned.  A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Securities lending involves the risk that the borrower will fail to return the securities in a timely manner or at all. Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

Senior Loans.  Capital Structure Fund may invest up to 10% of its net assets in Senior Loans.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

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Capital Structure Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Capital Structure Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation.  If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations likely will conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Capital Structure Fund intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by Lord Abbett to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, the Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent as to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. Capital Structure Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit.  Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Short Sales.  Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Structured Securities.  Capital Structure Fund may invest up to 5% of its net assets in structured securities.  Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference”), or to relative changes in two or more References.  The interest rate or principal amount payable upon

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maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events.  Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity.  The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.  Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index.  The Fund could lose more than the principal amount invested.

Swap and Similar Transactions.  Capital Structure Fund may enter into swap transactions for hedging or for investment purposes.  A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices.  The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, the Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount.  Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, the Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, the Fund may agree to provide such credit protection in exchange for receiving the premium payments.

In a total return swap, the Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, the Fund may also be required to pay an amount equal to that decline in value to its counterparty.  The Fund may also be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation.

The Fund may also purchase and write (sell) options contracts on swaps, commonly known as “swaptions.”  A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

Capital Structure Fund also may purchase or sell interest rate caps, floors and collars.  The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate.  The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them.

Because these arrangements are bi-lateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other.  In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.  However, the Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Fund segregates liquid assets equal to any difference between that excess and the

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amount of collateral that it is required to provide.  Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Fund.

Temporary Defensive Investments.  As described in the prospectus, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive securities include:

•                  U.S. Government Securities.

•                  Commercial paper.  Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is issued in bearer form with maturities generally not exceeding nine months.  Commercial paper obligations may include variable amount master demand notes.

•                  Bank certificates of deposit and time deposits.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan.  They are issued for a definite period of time and earn a specified rate of return.

•                  Bankers’ acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  They are primarily used to finance the import, export, transfer or storage of goods.  They are “accepted” when a bank guarantees their payment at maturity.

•                  Repurchase agreements.

U.S. Government Securities.  Each Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises.  Each Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development.  Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions.  Although Fannie Mae, Freddie Mac, Farmer Mac and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

When-Issued or Forward Transactions.  Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.  The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary.  During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in order to pay for the commitment.  There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed-income when-issued securities.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

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Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand.  Except as noted below, the Funds do not provide the Funds’ portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.lordabbett.com or otherwise.  The exceptions are as follows:

1.             The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Funds one day following each calendar period-end.  The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

2.             The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end; and

3.             The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Funds’ officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes.  The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities.  In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information.  However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings.

In addition, and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds’ portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Funds that have investment objectives and requirements that may be substantially similar to the Funds’.  Such clients also may have portfolios consisting of holdings substantially similar to the Funds’ holdings.  Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement.  It is possible that any such client could trade ahead of or against the Funds based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett.  In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord

15

Abbett’s investment advice. To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund Portfolio Information Recipients.  Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

3.

Management of the Funds

The Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland.  The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board.  As discussed in the Funds’ semiannual report to shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.  Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act.  Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996–2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990–2007).	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

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Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000); Acting Chief Executive Officer of Courtroom Television Network (1997–1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991–1997).

Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co.LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998–2000).

Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002–2003); Chairman of Warburg Dillon Read, an investment bank (1999–2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997–1999); Chief Executive Officer of Dillon, Read & Co. (1994–1997).

Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979–1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

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Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Funds.  All of the officers of the Funds may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996–2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990–2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

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Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002–2003).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008

Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005–2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000–2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006; formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000–2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006; formerly attorney at Morgan, Lewis & Bockius LLP (2005–2006) and Stradley Ronon Stevens & Young, LLP (2000–2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007

Senior Deputy General Counsel, joined Lord Abbett in 2007; formerly Senior Vice President and General Counsel (1999–2005) and Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (2005–2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

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Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee.

The Audit Committee is composed wholly of Directors who are not “interested persons” of the Funds.  The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Tullis. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports.  Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund’s independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken.  The Audit Committee meets at least quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Directors who are not “interested persons” of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett.  The current members of the Proxy Committee are three Independent Directors: Messrs. Bush and Neff, and Ms. Hill.  The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.  During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Directors who are not “interested persons” of the Funds.  Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation.  During the past fiscal year, the Nominating and Governance Committee met four times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Director.  A shareholder who would like to recommend a candidate may write to the Funds.

The Contract Committee consists of all Directors who are not “interested persons” of the Funds.  The Contract Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor.  The Contract Committee held two formal meetings during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

Compensation Disclosure

For simplicity, this “Compensation Disclosure” section uses the term “directors/trustees” to include the independent Directors of the Company and the independent directors/trustees of all other Lord Abbett sponsored funds.

The following table summarizes the compensation paid to each of the independent directors/trustees.

The second column of the following table sets forth the compensation accrued by the Company for independent directors/trustees.  The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee.  No director/trustee of the funds associated with Lord Abbett and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

Name of Director/Trustee	For the Fiscal Year Ended November 30, 2008 Aggregate Compensation Accrued by the Fund(1)	For the Year Ended December 31, 2008 Total Compensation Paid by the Fund, and Thirteen Other Lord Abbett- Sponsored Funds(2)

E. Thayer Bigelow	$30,781	$256,000
William H.T. Bush	$27,562	$229,000
Robert B. Calhoun, Jr.	$31,631	$261,000
Julie A. Hill	$27,613	$229,000
Franklin W. Hobbs	$28,930	$239,000
Thomas J. Neff	$28,452	$235,000
James L.L. Tullis	$28,924	$239,000

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(1)       Independent directors’/trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund.  A portion of the fees payable by each fund to its independent directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a fund for later distribution to the directors/trustees.  In addition, $25,000 of each director’s/trustee’s retainer must be deferred and is deemed invested in shares of a Fund and other Lord Abbett-sponsored funds under the equity-based plan.  Of the amounts shown in the second column, the total deferred amounts for the directors/trustees are $3,048, $5,494, $31,631, $8,917, $28,930, $28,452, and $10,953, respectively.

(2)   The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2008, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each director/trustee in the Company and other Lord Abbett-sponsored funds as of December 31, 2008.  The amounts shown include deferred compensation to the directors/trustees deemed invested in fund shares.  The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Dollar Range of Equity Securities in the Funds
Name of Director/Trustee	Capital Structure Fund	Classic Stock Fund	Growth Opportunities Fund	Small Cap Value Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds

Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000
E. Thayer Bigelow	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000	Over $100,000
William H. T. Bush	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Robert B. Calhoun, Jr.	$1-$10,000	Over $100,000	Over $100,000	$1-$10,000	Over $100,000
Julie A. Hill	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000	Over $100,000
Franklin W. Hobbs	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Thomas J. Neff	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
James L. L. Tullis	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000

Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts.  In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”).  Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Lord Abbett-sponsored funds.  The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight.  Lord Abbett has adopted its own proxy voting policies and procedures for this purpose.  A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

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In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov.  The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

4.

Control Persons and Principal Holders of Securities

Shareholders beneficially owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.  As of March 4, 2009, to the best of our knowledge, the following record holders held 25% or more of each Fund’s outstanding shares:

Edward Jones & Co.	Capital Structure Fund	66.63%
201 Progress Pkwy	Classic Stock Fund	36.25%
Maryland Hts, MO 63043-3009	Growth Opportunities Fund	37.90%

As of March 4, 2009, to the best of our knowledge, the only persons or entities who owned of record or were known by the Funds to own beneficially 5% or more of the specified class of each Fund’s outstanding shares are listed as follows:

Capital Structure Fund

Citigroup Global Markets Inc. 333 West 34th St. – 3rd FL New York, NY 10001-2402	Class C	13.18%

Contemporary Services Corp. 401(K)- Profit Sharing Plan & Trust 17101 Superior Street Northridge, CA 91325-1961	Class R3	6.96%

Counsel Trust DBA MATC FBO Andys Produce Market Inc. 401K PSP 1251 Waterfront Pl. Ste. 525 Pittsburgh, PA 15222-4228	Class R3	9.56%

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A Class B Class C	86.07% 62.35% 10.70%

Hartford Life PO Box 2999 Hartford, CT 06104-2999	Class P	82.87%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Class R2 Class R3	42.70% 12.73%

Lord Abbett Balanced Strategy Fund 90 Hudson Street Jersey City, New Jersey 07302	Class I	74.62%

Lord Abbett Diversified Income Strategy Fund 90 Hudson Street Jersey City, New Jersey 07302	Class I	12.23%

Lord Abbett Growth & Income Strategy Fund 90 Hudson Street Jersey City, New Jersey 07302	Class I	12.44%

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Capital Structure Fund

MG Trust Co. Agent Tr. Frontier Trust Co. Aspen Technical Staffing Inc. 401 PO Box 10699 Fargo, ND 58106-0699	Class R3	19.38%

MLPF&S for the Sole Benefit of its Customer 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	Class C Class R2 Class R3	17.93% 57.23% 38.37%

UBATCO & CO. FBO Plastic Surgical Arts PO Box 82535 Lincoln, NE 68501-2535	Class P	10.63%

Classic Stock Fund

Capital Bank & Trust Company TR Kellermeyer Co 8515 E Orchard Rd # 2T2 Greenwood Vlg, CO 80111-5002	Class R3	46.69%

Citigroup Global Markets Inc. 333 West 34th St. – 3rd FL New York, NY 10001-2402	Class A Class B Class C	5.65% 8.31% 14.54%

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A Class B	56.28% 22.51%

Hartford Life Separate Account – 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P	23.01%

ING Group Trust Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	Class P	22.59%

ING K - Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	Class P	24.35%

ING Enhanced K - Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	ClassR3	17.03%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Class R2	99.67%

Lord Abbett Balanced Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	57.66%

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Classic Stock Fund

Lord Abbett Diversified Equity Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	10.09%

Lord Abbett Growth & Income Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	26.62%

MG Trust Co. Citizens Bank FBO Concord Regional Visiting Nurses Assoc. 870 Westminster RWR 110 Providence, RI 02902-0001	Class P	9.80%

MG Trust Co. Custody FBO JD Wilkins Co LLC 401K Plan 700 17th St Ste 300 Denver, CO 80202-3531	Class R3	11.48%

MG Trust Co. Custody FBO Hubbard County DAC 403b Retirement 700 17th St Ste 300 Denver, CO 80202-3531	Class R3	6.77%

MLPF&S for the Sole Benefit of its Customer 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	Class B Class C	10.34% 27.70%

Raymond James & Assoc. Inc. FBO Roarty Family LLC 1220 Fairholme Rd. Grosse Pointe, MI 48236-2366	Class F	6.48%

Raymond James & Assoc. Inc. FBO Helen M. Roarty IRA 1220 Fairholme Rd. Grosse Pointe, MI 48236-2366	Class F	5.76%

Raymond James & Assoc. Inc. FBO David P. Androkites IRA 602 Woodcrest Dr Royal Oak, MI 48067-1614	Class F	5.38%

UBATCO & CO. Trust Operations PO Box 82535 Lincoln, NE 68501-2535	Class P	5.81%

Unemployment Services Inc. 401K PSP & Trust FBO Kent Downey 14401 Glengary Rd. Wolverine Lk, MI 48390-1171	Class R3	10.40%

Growth Opportunities Fund

AUL Group Retirement Annuity Separate Acct II One American Square PO Box 1995 Indianapolis, IN 46206-9102	Class R3	62.77%

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Growth Opportunities Fund

Capital Bank & Trust Co. TR F United 401K & PRP 85154 E Orchard Rd. #2T2 Greenwood Vge, CO 80111-5002	Class R3	8.32%

Citigroup Global Markets Inc. 333 West 34th St. – 3rd FL New York, NY 10001-2402	Class C	9.88%

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A Class B	50.28% 19.37%

Hartford Life Separate Acct.- 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P	26.19%

ING Life Ins. & Annuity Co. 151 Farmington Ave. Hartford, CT 06156-0002	Class P	41.94%

ING National Trust 151 Farmington Ave. Hartford, CT 06156-0001	Class P	21.38%

Lord Abbett Diversified Equity Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	36.33%

Lord Abbett Global Allocation Fund 90 Hudson Street Jersey City, NJ 07302	Class I	21.77%

Lord Abbett Growth & Income Strategy Fund 90 Hudson Street Jersey City, NJ 07302	Class I	31.69%

MLPF&S for the Sole Benefit of its Customer 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	Class C Class R2 Class R3	11.06% 97.64% 5.66%

Patterson & Co. FBO Allegiant for various Retirement Plans 1525 West WT, Harris Blvd. Charlotte, NC 28288-0001	Class A	5.95%

Raymond James & Assoc Inc. FBO Mary Fernan TTEE Richard J Fernan & Mary Fernan JT Rev Trust 8775 20th St. Lot 312 Vero Beach, FL 32966-6912	Class F	17.94%

Raymond James & Assoc Inc. CSDN FBO Walter J. Krawczyk IRA 322 Oaklake Ln Niceville, FL 32578-4400	Class F	5.86%

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Growth Opportunities Fund

Raymond James & Assoc Inc. CSDN FBO John A Ford IRA 190 Woodhaven Ct Aurora, OH 44202-7860	Class F	7.44%

Raymond James & Assoc Inc. CSDN FBO Marry R. Morgan IRA 7713 N 158th East Ave. Owasso, OK 74055-7046	Class F	5.08%

Small Cap Value Fund

Citigroup Global Markets Inc. 333 West 34th St. – 3rd FL New York, NY 10001-2402	Class B Class C	8.07% 8.33%

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A Class B	5.31% 8.88%

GPC as Agent for Reliance Trust Co FBO Klaussner Retirement Savings Plan PO Box 79377 Atlanta, GA 30357-7377	Class R3	34.47%

GPC Agent for Reliance Trust Co FBO Technimark Retirement Savings Plan PO Box 79377 Atlanta, GA 30357-7377	Class R3	7.30%

GPC Securities Inc. Agent for Reliance Trust Co FBO Alcon Inc. Incentive Savings Plan PO Box 79377 Atlanta, GA 30357-7377	Class R3	6.50%

Hartford Life Separate Acct 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P	14.15%

ING Life Ins. & Annuity Co. 151 Farmington Ave. Hartford, CT 06156-0002	Class A	8.69%

ING Life Ins. & Annuity Co. Separate A/C F TN#41 151 Farmington Ave. Hartford, CT 06156-0002	Class P	9.76%

ING K - Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	Class P	15.39%

ING National Trust 151 Farmington Ave. # TN41 Hartford, CT 06156-0001	Class P	11.07%

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Small Cap Value Fund

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Class R2	44.83%

Lord Abbett Alpha Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I	8.08%

MAC & Co. PO Box 3198 Pittsburgh, PA 15230-3198	Class I	8.72%

MG Trust Co. Agent Tr.- Frontier Trust Co. Res-Q Healthcare Systems, Inc. PO Box 10699 Fargo, ND 58106-0699	Class R3	5.10%

MG Trust Co. Cust FBO M B Visnic Inc. 401k Plan 700 17th St. Ste 300 Denver, CO 8020-3531	Class R3	6.18%

MLPF&S for the Sole Benefit of its Customer 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	Class A Class B Class C Class I Class P Class R2 Class R3	5.91% 11.90% 35.06% 6.62% 9.78% 55.05% 29.21%

Morgan Stanley & Co. Incorporated Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C	5.81%

NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit- 401(K) Plans FINOPS-IC Funds 100 Magellan Way KWIC Covington, NY 41051-1987	Class A Class I	8.98% 38.38%

Raymond James & Assoc. Inc. FBO Wayne T. Spears MD 4605 Dupont Ave S Minneapolis, MN 55419-5337	Class F	6.15%

Raymond James & Assoc. Inc. FBO Timothy Foley & Susan Foley 1305 Macalpin Drive Barrington, IL 60010-6418	Class F	8.88%

The Vanguard Fiduciary Trust Co. PO Box 2600 Valley Forge, PA 19482-2600	Class I	7.12%

As of March 4, 2009, the Funds’ officers and Directors, as a group, owned less than 1% of each class of each Fund’s outstanding shares, except for the share classes stated below.

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As of March 4, 2009, the Funds’ officers and Directors, as a group, owned less than 1% of each class of Capital Structure Fund’s and Small Cap Value Fund’s outstanding shares, and owned approximately: 3.16% of Classic Stock Fund’s Class A shares and 4.58% of Growth Opportunities Fund’s Class A shares

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the prospectus, Lord Abbett is the Company’s investment adviser.  Lord Abbett is a privately held investment manager. The address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets.  The management fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class.  The management fee is accrued daily and payable monthly at the following annual rate(s):

For the Capital Structure Fund:

0.75% on the first $1 billion of average daily net assets,

0.70% on the next $1 billion of average daily net assets, and

0.65% on average daily net assets over $2 billion

For the Classic Stock Fund:

0.70% on the first $1 billion of average daily net assets,

0.65% on the next $1 billion of average daily net assets, and

0.60% on average daily net assets over $2 billion

For the Growth Opportunities Fund:

0.80% on the first $1 billion of average daily net assets,

0.75% on the next $1 billion of average daily net assets,

0.70% on the next $1 billion of average daily net assets, and

0.65% on average daily net assets over $3 billion

For the Small Cap Value Fund:

0.75% on the first $2 billion of average daily assets, and

0.70% on average daily net assets over $2 billion.

The management fees payable to Lord Abbett for the last three fiscal years ended November 30 were as follows:

Fund	2008	2007	2006
Capital Structure Fund	$11,669,225	$11,074,687	$8,541,261
Classic Stock Fund	$7,107,130	$7,607,980	$6,500,530
Growth Opportunities Fund	$5,633,219	$6,640,334	$6,861,195
Small Cap Value Fund	$26,230,695	$30,135,360	$25,693,773

Lord Abbett is voluntarily reimbursing a portion of the Classic Stock Fund’s total operating expenses so that the Fund’s net operating expenses do not exceed an aggregate annual rate of 0.63% of average daily net assets for Class I shares. Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

Lord Abbett is voluntarily reimbursing a portion of the Growth Opportunities Fund’s total operating expenses so that the Fund’s net operating expenses do not exceed an aggregate annual rate of 1.20% of average daily net assets for Class I shares. Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Directors’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and

28

mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund.  Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%.  The administrative services fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class.

The administrative services fees paid to Lord Abbett by each Fund for the last three fiscal years ended November 30 were as follows:

Fund	2008	2007	2006
Capital Structure Fund	$638,241	$604,268	$459,500
Classic Stock Fund	$407,642	$437,414	$371,481
Growth Opportunities Fund	$281,661	$332,017	$343,060
Small Cap Value Fund	$1,441,754	$1,664,878	$1,411,073

Portfolio Managers

As stated in the prospectus, each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The portfolio management team for Capital Structure Fund is headed by Christopher J. Towle.  Assisting Mr. Towle are Daniel H. Frascarelli and Todor Petrov. Messrs. Towle, Frascarelli, and Petrov are jointly and/or primarily responsible for the day-to-day management of the Fund.

The portfolio management team for Classic Stock Fund is headed by Daniel H. Frascarelli. Assisting Mr. Frascarelli is Randy Reynolds.  Messrs. Frascarelli and Reynolds are jointly and/or primarily responsible for the day-to-day management of the Fund.

The portfolio management team for Growth Opportunities Fund is headed by Paul J. Volovich. Assisting Mr. Volovich is David J. Linsen.  Messrs. Volovich and Linsen are jointly and/or primarily responsible for the day-to-day management of the Fund.

Gerard S.E. Heffernan, Jr. is primarily responsible for the day-to-day management of the Small Cap Value Fund.

The following table indicates for each Fund as of November 30, 2008: (1) the number of other accounts managed by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

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Other Accounts Managed (# and Total Assets)+
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Capital Structure Fund	Christopher Towle	15/$7,618.6	2/$513.7	3,717*/$1,947.6*
	Daniel H. Frascarelli	9/$1,056.4	0/$0.0	0/$0.0
	Todor Petrov	1/$88.9	0/$0.0	0/$0.0

Classic Stock Fund	Daniel H. Frascarelli	9/$1,424.6	0/$0.0	0/$0.0
	Randy Reynolds	6/$177.9	0/$0.0	0/$0.0

Growth Opportunities Fund	Paul J. Volovich	1/$68.8	2/$35.5	1/$11.5
	David J. Linsen	1/$68.8	2/$35.5	1/$11.5

Small Cap Value Fund	Gerard S.E. Heffernan, Jr.	2/$71.03	2/$8.5	10/$159.3

+ Total assets are in millions.

* Included in the number of accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $68.0 million in assets.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  A portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Portfolio Managers.  When used in this section, the term “fund” refers to each Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager.  Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions.  The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors.  These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors.  In

30

considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer group maintained by rating agencies, as well as the Fund’s peer group.  In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team.  Lord Abbett does not manage hedge funds.  In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole.  Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Portfolio Managers. The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund, as of November 30, 2008.  This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Capital Structure Fund	Christopher Towle				X
	Daniel H. Frascarelli			X
	Todor Petrov		X
Classic Stock Fund	Daniel H. Frascarelli						X
	Randy Reynolds				X
Growth Opportunities Fund	Paul J. Volovich					X
	David J. Linsen				X
Small Cap Value Fund	Gerard S.E. Heffernan, Jr.					X

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is each Fund’s custodian.  The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income.  The custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund.  In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s net asset value.

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Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Board to continue in such capacity.  Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ annual report to shareholders.

6.

Brokerage Allocations and Other Practices

Portfolio Transactions and Brokerage Allocations

Investment and Brokerage Discretion.  Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities.  In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions.  This means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services.  To the extent consistent with obtaining best execution, each Fund may pay a higher commission than some broker-dealers might charge on the same transaction.  Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service and qualitative considerations.

Selection of Brokers and Dealers.  The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute the transaction.  Normally, traders who are employees of Lord Abbett make the selection of broker-dealers.  These traders are responsible for seeking best execution.  They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions and individuals.  To the extent permitted by law, each Fund, if Lord Abbett considers it advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund or client without the intervention of any broker-dealer.

Fixed Income Securities.  To the extent the Funds purchase or sell fixed-income securities, the Funds generally will deal directly with the issuer or through a primary market-maker acting as principal on a net basis.  When dealing with a broker-dealer serving as a primary market-maker, the Funds pay no brokerage commission but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions.  The Funds may also purchase fixed-income securities from underwriters at prices that include underwriting fees.

Equity Securities.  Transactions on stock exchanges involve the payment of brokerage commissions.  In transactions on stock exchanges in the U.S., these commissions are negotiated.  Traditionally, commission rates have not been negotiated on stock markets outside the U.S.  While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, however, a small number of markets continue to be subject to a non-negotiable schedule of minimum commission rates.  To the extent the Funds invest in equity securities, they ordinarily will purchase such securities in their primary trading markets, whether such securities are traded over-the-counter or listed on a stock exchange, and purchase listed securities in the over-the-counter market if such market is deemed the primary market.  The Funds may purchase newly issued securities from underwriters, and the price of such transaction usually will include a concession paid to the underwriter by the issuer.  When purchasing from dealers serving as market makers, the purchase price paid by the Funds may include the spread between the bid and ask prices of the security.

Evaluating the Reasonableness of Brokerage Commissions Paid.  The Funds pay a commission rate that Lord Abbett believes is appropriate under the circumstances.  While Lord Abbett seeks to pay competitive commission rates, the Funds will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Funds have obtained best execution and the commission rates paid by the Funds are reasonable in relation to the

32

value of the services received.  Such services include, but are not limited to, showing the Funds trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research,  confidential treatment, promptness and reliability.  Lord Abbett may view the value of these services in terms of either a particular transaction or multiple transactions on behalf of one or more accounts that it manages.

On a continuing basis, Lord Abbett seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Funds and its other clients.  In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) the value of any research products and services that may be made available to Lord Abbett based on its placement of transactions with the broker-dealer; and (h) rates paid by other institutional investors based on available public information.

Research Products and Services.  The federal securities laws permit an investment adviser, under certain circumstances, to cause the accounts it manages to pay a broker-dealer a commission for effecting a transaction that exceeds the amount another broker-dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker-dealer.  For this purpose, brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody).

Brokerage and research services may be supplied to Lord Abbett by the executing broker-dealer or by a third party at the direction of the broker-dealer through which portfolio transaction orders are placed.  Research services may be provided by the executing broker-dealer to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts, economists, portfolio company management representatives and industry spokespersons and may include information on the economy, securities markets and other types of information that assist in the evaluation of investments.  Examples of research-oriented services for which Lord Abbett might pay with Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of brokerage and research services received from a broker-dealer.  Rather, Lord Abbett believes that any brokerage and research services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients.  Accordingly, Lord Abbett may use brokerage and research services received from broker-dealers in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds.  Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.  Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms.  Lord Abbett subjects all outside research material and information received to its own internal analysis before incorporating such content into its investment process.  As a practical matter, Lord Abbett considers independent investment research services to be supplemental to its own research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce its own research efforts.  Any investment advisory or other fees paid by a Fund to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of research services.  It is unlikely that Lord Abbett would attempt to generate all of the information presently provided by broker-dealers and third party research services in part because there would no longer be an independent, supplemental viewpoint.  Also the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself.  To the extent that research services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services

33

itself.  These circumstances give rise to potential conflicts of interest, which Lord Abbett manages by following internal procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under the federal securities laws, including relevant regulatory interpretations thereof.

Certain of the brokerage and research services Lord Abbett receives are proprietary to the broker-dealer supplying them and provided in connection with a particular transaction or furnished by broker-dealers on their own initiative and may not have an explicit cost associated with such product or service.  In addition, Lord Abbett may purchase proprietary broker-dealer research or third party research with its own resources.

Mixed-Use Products and Services.  In some cases, Lord Abbett may receive a product or service from a broker-dealer that has both a “research” and a “non-research” use.  When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service.  The percentage of the product or service Lord Abbett uses for research purposes may be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes.  In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Allocation of Brokerage Commissions.  Lord Abbett periodically assesses the contributions of the equity brokerage and research services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments.  Portfolio managers and research analysts each evaluate the services they receive from broker-dealers and make judgments as to the value and quality of such services.  These assessments may affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process.  Lord Abbett periodically monitors the allocation of equity trading among broker-dealers.

Lord Abbett may select broker-dealers that provide brokerage and research products and services in order to ensure the continued receipt of such products and services which Lord Abbett believes are useful in its investment decision-making process.  Further, Lord Abbett may have an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive research or other services.  In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

Lord Abbett’s arrangements for research or brokerage services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer.  Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities.   Each Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark downs or other fees, resulting from the Fund’s portfolio transactions executed by a different broker-dealer. Each Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Lord Abbett Funds, provided that Lord Abbett does not consider sales of shares of the Lord Abbett funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Lord Abbett Funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett normally seeks to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including a Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant.  All accounts included in a batched transaction through a broker-dealer that provides Lord Abbett with research or other services pay the same commission rate, regardless of whether one or more accounts has prohibited Lord Abbett from receiving any credit toward such services from its commissions.  Each account that participates in a particular batched order, including each Fund, will do so at the average share price for all transactions related to that order.

Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata).  Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account.  In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the

34

participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.  Lord Abbett also may not use a pro-rata allocation approach when making initial investments for newly established accounts for the purpose of seeking to fully invest such accounts as promptly as possible.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker-dealer for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as “wrap” or “SMA programs”).  In addition, some broker-dealers who have negotiated an arrangement with Lord Abbett for the provision of brokerage and research services may offer a lower commission rate for client accounts not participating in such arrangement (“non-participating accounts”).  It is Lord Abbett’s policy, however, to seek to include non-participating accounts in batched trades, as Lord Abbett believes these non-participating accounts would receive overall better execution notwithstanding the fact that the non-participating account may be able to pay a lower commission rate if it were not included in the batched trade.

When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time.  When transactions for all accounts using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for SMA programs, by program, and finally for directed accounts.  However, Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts or SMA programs) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market and confidentiality.  In some cases, however, Lord Abbett’s batching, allocation and rotation procedures may have an adverse effect on the size of the position purchased for or sold by a particular account or the price paid or received by certain accounts.  Lord Abbett’s trading practices are intended to avoid systematically favoring one product or group of accounts over another and to provide fair and equitable treatment over time for all products and clients.

Total Brokerage Commissions Paid to Independent Broker-Dealers. The Funds paid total brokerage commissions on transactions of securities to independent broker-dealer firms as follows for the past three fiscal years ended November 30:

Fund	2008	2007	2006
Capital Structure Fund	$944,380	$497,550	$752,100
Classic Stock Fund	$296,238	$451,208	$450,061
Growth Opportunities Fund	$780,821	$748,622	$1,678,392
Small Cap Value Fund	$4,915,095	$4,264,006	$5,272,695

Lord Abbett purchased third party research services with its own resources during the fiscal years ended November 30, 2008, 2007, and 2006.

7.

Classes of Shares

Each Fund offers investors different classes of shares. Only Class I shares of each Fund are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses.  They are fully paid and nonassessable when issued and have no preemptive or conversion rights.  Additional classes, series, or funds may be added in the future.  The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of

35

each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter, unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund.  However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of directors from the separate voting requirements.

The Company’s By-Laws provide that a Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund’s outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board of Directors, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the prospectus under “Other Information for Fund Investors-Pricing of Fund Shares.”

The Funds’ Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the prospectus under “Other Information for Fund Investors – Excessive Trading and Market Timing” for more information.

Under normal circumstances, we calculate each Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays – New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE.  Market value will be determined as follows:  securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or if there is no sale on that day, at the last bid or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds.  Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices.  OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker -dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices.  The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless a Fund prices such a security at its fair value.  Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service as of the close of regular trading on the NYSE.  If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

The net asset value per share for the Class I shares is determined by taking the net assets of Class I shares and dividing by the number of Class I shares outstanding.  Our Class I shares are offered at net asset value.

Information on the Availability of Small Cap Value Fund.  Subject to the terms described in the prospectus under the section “Your Investment – Information on the Availability of Small Cap Value Fund,” a Retirement and Benefit Plan (as defined in the prospectus) not currently offering shares of Small Cap Value Fund as an investment option may open an account in the Fund through any Specified Intermediary (as defined in the prospectus) listed below, provided that the Specified Intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor relating to the availability of such accounts.  In certain cases, the Fund also may accept new, non-Retirement and Benefit Plan investors through one or more programs available through a Specified Intermediary or one of its affiliates.

36

Please contact Lord Abbett Distributor LLC at 800-201-6984, ext. 2936 with any questions about eligibility to invest in Small Cap Value Fund.

Specified Intermediaries:

•  American United Life Insurance Company, a subsidiary of  OneAmerica Financial Partners, Inc.

•  NRP Financial, Inc.

•  TIAA-CREF Individual & Institutional Services, LLC

•  Wachovia Bank, National Association

Class I Share Exchanges.  The prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class I shares for Class I shares of any Lord Abbett-sponsored funds currently offering Class I shares to the public.  You should read the prospectus of the other fund before exchanging.  In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders have the exchange privilege unless they refuse it in writing.  We reserve the right to modify, restrict, or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders.  Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days’ written notice.

Redemptions.  A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order.  The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor.  See the prospectus for expedited redemption procedures.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.  Redemptions, even when followed by repurchases, are taxable transactions for shareholders that are subject to U.S. federal income tax.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Retirement Plans. The prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.  Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans.  The forms name State Street Bank  and Trust Company as custodian and contain specific information about the plans excluding 401(k) plans.  Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents.  Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

Purchases through Financial Intermediaries.  The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders.  Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor.  A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee.  A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries.  As described in each Fund’s prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares

37

(collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers.  Some of these payments may be referred to as revenue sharing payments.  As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

AIG SunAmerica Life Assurance Company	LPL Financial
Allstate Life Insurance Company	Mass Mutual Life Investors Services, Inc.
Allstate Life Insurance Company of New York	Merrill Lynch Life Insurance Company
B.C. Ziegler and Company	Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or
Bank of America	certain of its affiliates)
Bodell Overcash Anderson & Co., Inc.	MetLife Securities, Inc.
Cadaret, Grant & Co., Inc.	Morgan Stanley & Co. Incorporated
Citigroup Global Markets, Inc.	Nationwide Investment Services Corporation
Commonwealth Financial Network	PHL Variable Insurance Company
Edward D. Jones & Co., L.P.	Phoenix Life and Annuity Company
Family Investors Company	Phoenix Life Insurance Company
Fidelity Brokerage Services, LLC	Protective Life Insurance Company
First SunAmerica Life Insurance Company	RBC Dain Rauscher
First Allied Securities, Inc.	RBC Insurance d/b/a Liberty Life Insurance
Genworth Life & Annuity Insurance Company	Raymond James & Associates, Inc.
Hartford Life and Annuity Insurance Company	Raymond James Financial Services, Inc.
Hartford Life Insurance Company	Sun Life Assurance Company of Canada
James I. Black & Co.	Sun Life Insurance and Annuity Company of New York
Janney Montgomery Scott	UBS Financial Services Inc.
Lincoln Life & Annuity Company of New York	Wachovia Securities, LLC
Lincoln National Life Insurance Company	Woodbury Financial Services, Inc.

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional.  See “Financial Intermediary Compensation” in the Fund’s prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Thomas J. Neff, an Independent Director of the Company, is a director of Hewitt Associates, Inc. and owns less than 0.02% of the outstanding shares of Hewitt Associates, Inc.  Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $3.2 billion in revenue in fiscal 2008.  Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Funds and/or other Lord Abbett-sponsored funds.  In the twelve months ended October 31, 2008, Hewitt Associates LLC received recordkeeping payments totaling approximately $452,090 from all of the Lord Abbett-sponsored funds in the aggregate.

Redemptions in Kind.  Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.  Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.

Taxation of the Funds

Each Fund has elected, qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).  Because each Fund is

38

treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies for the special tax treatment afforded to a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year a Fund fails to so qualify, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming a Fund does qualify for such favorable tax treatment, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments.  Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate of 15% (0% for certain shareholders in the 10% or 15% income tax brackets) if the shareholder meets certain holding period and other requirements.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning 60 days before the date such shares became “ex-dividend” with respect to the dividend income, (2) if the shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions paid by a Fund from its net realized long-term capital gains that are designated by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares.  The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (0% for certain taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year.  You should also be aware that the benefits of the long-term capital gains and qualified dividend income rates may be reduced if you are subject to the alternative minimum tax.  Under current law, the reduced federal income tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.  All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations.  If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction.  The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.  To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made.  However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared.  Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund.  Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

39

Redemptions and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.  Losses on the sale of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire other shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions).

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities.  Consequently, you will have a fair market value basis in the securities.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed.  However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes.  However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders and plan participants should consult their tax advisors for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.  A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

Capital Structure Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by Capital Structure Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

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A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”).  Generally, you will be subject to backup withholding if a Fund does not have your Social Security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income.  When establishing an account, you must certify under penalties of perjury that your Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.  Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.  Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income.  A Fund may invest some or all of its assets in such federal obligations.  Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.  Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities.  If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing prior to January 1, 2010, provided that the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes.

None of the Funds expects to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code and, therefore, none of the Funds expects to be subject to look through rules for gains from the sale or exchange of U.S. real property interests.  If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains.  Non-U.S. shareholders should consult their own tax advisors on these matters.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

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10.

Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds.  The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

11.

Financial Statements

The financial statements incorporated herein by reference from the Funds’ 2008 annual reports to shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies — Policies and Procedures Governing Disclosure of Portfolio Holdings:

Portfolio Holdings*

Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
BNY ConvergEx Execution Solutions, Inc.	Upon Request
Branch Bank and Trust	Upon Request
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Cardinal Investment Advisors LLC	Upon Request
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	Annually
DeMarche Associates, Inc.	Upon Request
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Freedom One Financial Group	Monthly
Fund Evaluation Group, LLC	Quarterly
Hartland & Co.	Monthly
Hoefer and Arnett, Inc.	Upon Request
Indie Research, LLC	Upon Request
Inforlago IT Ltd.	Upon Request
ING Life Insurance and Annuity Company / ING Insurance Company of America	Upon Request
Institutional Shareholder Services, Inc. (ISS)	Daily
Investortools Inc.	Daily
Jefferies & Co., Inc.	Monthly
Jeffrey Slocum & Associates, Inc.	Monthly
John Hancock Financial Services	Upon Request
JP Morgan Securities, Inc.	Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
LCG Associates, Inc.	Upon Request
Lipper Inc., a Reuters Company (tech)	Monthly
Louise Yamada Technical Research Advisors, LLC	Upon Request

A-1

Portfolio Holdings*

Marquette Associates	Upon Request
Mercer HR Services LLC (Putnam Fiduciary Trust Company)	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Natixis Bleichroeder, Inc.	Upon Request
Nock, Inc.	Daily
Prime Buchholz & Associates, Inc.	Upon Request
Princeton Financial Systems, Inc.	Upon Request
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Rabil Stock Research, LLC	Upon Request
RBC Capital Markets Corporation	Upon Request
Reuters America LLC	Daily
Robert W. Baird, Inc.	Upon Request
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
Schwab Corporate Services	Monthly
SG Constellation LLC	Daily
Sidoti & Company, LLC	Upon Request
Standard & Poor’s	Monthly
State Street Corporation	Daily
Stifel, Nicholaus & Co. Inc.	Quarterly
Stratford Advisory Group. Inc.	Upon Request
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
The MacGregor Group, Inc.	Upon Request
Wall Street Source	Daily
Watershed Investment Consultants	Quarterly
Watson Wyatt Worldwide	Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request

*              A Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

A-2

APPENDIX B

April 17, 2008

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker-dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account  business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.  We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We will consider on a case-by-case basis proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and, as a general matter, we believe that all directors should be accountable on an annual basis.  Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value.  Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.  We use RMG for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives.  Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.   Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)                                      Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)                                      Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)                                      Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)                                      “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

APPENDIX C

Description of Corporate Bond Ratings

Moody’s Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low default risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appended numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR          This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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